                                                                   Exhibit 10.25

                                LEASE AGREEMENT

This LEASE AGREEMENT (this "Lease") is made this 27 day of July, 1999 (the "Effective Date"), between ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("Landlord"), and PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant").

                                   RECITALS

     A. Landlord has entered into or is entering into a Ground Lease Agreement (the "Ground Lease") with Triangle Service Center, Inc., a North Carolina corporation ("Ground Lessor"), pursuant to which Landlord has ground leased or is ground leasing approximately 6.084 acres of land more fully described in Exhibit A-1 (the "Site"). The Site is part of the Triangle Park Research Center
-----------
located within Research Triangle Park ("RTP"), Durham County, North Carolina.

     B. In Section 2.d. of the Ground Lease, Ground Lessor grants Landlord an option (the "Expansion Option") to ground lease approximately 4.916 additional acres of land adjacent to the Site, as more fully described in Exhibit A-2 (the
                                                               -----------
"Additional Site"). Landlord may exercise the Expansion Option by delivering written notice to Ground Lessor at any time prior to the 3/rd/ anniversary of the "Rent Commencement Date" (as defined in the Ground Lease; hereafter, the "Ground Lease Rent Commencement Date").

     C. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, certain improvements that Landlord is hereby agreeing to cause to be constructed, or to permit to be constructed, on the Site, including, but not limited to, a first-class scientific research and development building (the "Building") and a commercial greenhouse, headhouse, and growth room facility (the "Greenhouse").

                            BASIC LEASE PROVISIONS

Address: Fronting on T.W. Alexander Avenue, RTP, North Carolina (numbered address to be obtained later)

Premises:           The Building, containing approximately 53,750 rentable
                    square feet, and the Greenhouse, containing approximately
                    5,000 rentable square feet, as more fully described in Exhibit B.

Base Rent:          Equal monthly installments of base rent, such base rent to be calculated using the formula set forth in Section 3(a)
                                                                 ------------
                    below, which formula is based on the incremental levels of "Building Allowance" (as defined below) disbursed to Tenant for use by Landlord in the construction of all portions of the "Project" (as defined below) other than the Greenhouse

Rent Adjustment     5.00%
Percentage:

Tenant's Share:     100.00%

Rentable Area of
Premises:           Building: approximately 53,750 sq. ft.
                    Greenhouse: approximately 5,000 sq. ft.

Rentable Area of
Project:            Building: approximately 53,750 sq. ft.
                    Greenhouse: approximately 5,000 sq. ft.

Target
Commencement Date:  June 1, 2000

Security Deposit:   An amount equal to the sum of 6 monthly payments of Base
                    Rent (estimated as of the date hereof as approximately
                    $560,000.00)

Term: 120 months from the 1/st/ day of the 1/st/ full month following the month in which the Commencement Date occurs

Term Extensions:    2 options to extend the Term for 5 years each

Permitted Use:      Scientific research and development facility, including
                    laboratory, commercial greenhouse, and related administrative space

Landlord's Broker:  None

Tenant's Broker:    Goodman Segar

Address for Rent Payment:                   Landlord's Notice Address:

135 N. Los Robles Avenue, Suite 250         135 N. Los Robles Avenue, Suite 250
Pasadena, California 91101                  Pasadena, California 91101
Attention:  Accounts Receivable             Attention:  General Counsel

Tenant's Notice Address:

104 Alexander Dr., Building 2
RTP, North Carolina 27709
Attention:  Mr. Ian Howes
            Chief Financial Officer

The following Exhibits are or will be attached hereto and are incorporated herein by this reference:

-------------------------------------------------------------------------------------------------------------------
[X] EXHIBIT A-I - DESCRIPTION OF SITE        [X] EXHIBIT H - RULES AND REGULATIONS
[X] EXHIBIT A-2 - DESCRIPTION OF ADDL SITE   [X] EXHIBIT I - TENANT'S PERSONAL PROPERTY
[X] EXHIBIT B - DESCRIPTION OF PREMISES      [X] EXHIBIT J - ESTOPPEL CERTIFICATE
[X] EXHIBIT C - WORK LETTER                  [X] EXHIBIT K - LOAN SUBORDINATION AGMT
[ ] EXHIBIT D - COMMENCEMENT DATE; TERM      [X] EXHIBIT L - LEASE SUBORDINATION AGMT
[ ] EXHIBIT E - BASE CONSTR COSTS; BLDG      [X] EXHIBIT M - WARRANT AGREEMENT
                ALLOWANCE; BASE RENT         [X] EXHIBIT N - GREENHOUSE LOAN
                                                             DOCUMENTS
[ ] EXHIBIT F - GROUND LEASE RENT            [X] EXHIBIT O - ENVIRONMENTAL INFORMATION
[ ] EXHIBIT G - ORIGINAL SECURITY AMOUNT
------------------------------------------------------------------------------------------------------------------

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Lease, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, Landlord and Tenant hereby agree as follows:

     1. Lease of Premises. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, effective as of the "Commencement Date" (as defined below) for the Term set forth in the Basic Lease Provisions, upon and subject to Landlord entering into the Ground Lease on or before July 30, 1999, and to all of the terms and conditions hereof. The Site and all improvements thereon and appurtenances thereto are collectively referred to herein as the "Project", and the portions of the Project that are for the non-exclusive use of Tenant and the guests, invitees, licensees, and other authorized users of the Project (including, without limitation, the Ground Lessor and any approved subtenants) are collectively referred to herein as the "Common Areas" (all as more fully described in Exhibit B). Landlord reserves the right to modify the Common Areas, provided that such modifications do not materially adversely affect Tenant's use of the Premises for the Permitted Use.

     2.  Delivery; Commencement Date; Acceptance of Premises.

         (a) Landlord shall use commercially reasonable efforts to deliver the Premises to Tenant ("Deliver" or "Delivery") on or before the Target Commencement Date, with "Landlord's Work" (as defined in the Work Letter attached as Exhibit C (the "Work Letter")) "Substantially Completed" (as defined
            ---------
in the Work Letter). If Landlord Delivers the Premises Substantially Completed before the Target Commencement Date, Tenant shall pay to Landlord, in addition to any "Rent" (as defined in Section 3(c) below) then due under this Lease, a
                             ------------
sum equal to 1/2 day of Rent for each day that such Delivery precedes the Target Commencement Date. If Landlord fails to timely Deliver the Premises Substantially Completed, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable, except as may be expressly provided otherwise herein.

          (i) Notwithstanding the foregoing, if Landlord does not Deliver the Premises Substantially Completed by the Target Commencement Date and the aggregate delay that is due solely to "Landlord Caused Delays" (as defined below) exceeds 120 days, this Lease shall be voidable by Tenant by giving Landlord "Notice" (as defined in Section 44(a) below) of Tenant's election to
                                 -------------
void this Lease within 5 business days after such 120/th/ day, and if voided:
(A) the Security Deposit (if paid) shall be returned to Tenant, and (B) neither Landlord nor Tenant shall have any further rights, duties, or obligations under this Lease, except with respect to provisions that expressly survive termination of this Lease (as provided in Section 28 below). Except as may be expressly
                              ----------
provided otherwise herein, Tenant's right to void this Lease shall be Tenant's sole and exclusive remedy at law, in equity, or otherwise for Landlord's failure to timely Deliver the Premises Substantially Completed. If Tenant does not give Landlord Notice of Tenant's election within the required 5 business days, Tenant's right to void this Lease shall terminate and this Lease shall continue in full force and effect. If Landlord Delivers the Premises Substantially Completed after the Target Commencement Date but the aggregate delay that is due solely to Landlord Caused Delays does not exceed 120 days, or the aggregate delay that is due solely to Landlord Caused Delays exceeds 120 days but Tenant does not timely elect to void this Lease, Tenant shall be entitled to an abatement of Rent equal to 1 day of Rent for each day of the delay that is due solely to Landlord Caused Delays. As used herein, the term "Landlord Caused Delay" shall mean any delay for a reason other than a "Tenant Caused Delay" (as defined in the Work Letter) or a "Force Majeure Delay" (as defined in the Work Letter).

          (ii) Notwithstanding the foregoing, (A) if Landlord Delivers the Premises Substantially Completed after the Target Commencement Date and the aggregate delay that is due solely to Force Majeure Delays does not exceed 120 days, Tenant shall not be entitled to any abatement of Rent for the delay that is due solely to Force Majeure Delays, (B) if Landlord Delivers the Premises Substantially Completed after the Target Commencement Date and the aggregate delay that is due solely to Force Majeure Delays exceeds 120 days but does not exceed 240 days, Tenant shall be entitled to an abatement of Rent equal to 1/2 day of Rent for each day of Force Majeure Delays in excess of 120 days, and (C) if Landlord Delivers the Premises Substantially Completed after the Target Commencement Date and the aggregate delay that is due solely to Force Majeure Delays exceeds 240 days, Tenant shall be entitled to an abatement of Rent equal to 1 day of Rent for each day of Force Majeure Delays in excess of 240 days; provided, however, that, for purposes of this Section 2(a)(ii), Force Majeure
--------  -------                             ----------------
Delays shall not include any delays resulting from a "Force Majeure" (as defined in Section 34 below) that is solely attributable to "Pre-Existing Contamination"
   ----------
(as defined in Section 19.a.xii. of the Ground Lease).

      (b) The "Commencement Date" shall be earliest of: (i) the date Landlord Delivers the Premises Substantially Completed; (ii) the date Landlord could have Delivered the Premises Substantially Completed but for Tenant Caused Delays or Force Majeure Delays; and (iii) the date Tenant conducts any business in any part of the Premises; provided, however, that, for purposes of this Section2(b),
                      --------  -------                             -----------
Force Majeure Delays shall not include any delays resulting from a Force
Majeure that is solely attributable to Pre-Existing Contamination. Upon either party's request, the other party shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term, when the same have been established, and shall attach the acknowledgment to this Lease as Exhibit D; provided, however, either
         ---------
party's failure to execute and deliver such acknowledgment shall not affect the other party's rights hereunder.

          (c) Except as may be expressly provided otherwise in the Work Letter, Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable laws, ordinances, regulations, covenants, and restrictions. Neither Landlord nor any agent of Landlord has made or will make any representation or warranty with respect to the condition of any or all of the Premises or the Project and/or the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for Tenant's intended purposes. Except as may be expressly provided otherwise in the Work Letter: (i) Landlord has no obligation for any defects in the Premises; and (ii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent

     3.  Rent.

         (a) Base Rent.  As more fully described in the Work Letter, Landlord is making available to Tenant an allowance (the "Building Allowance") to be used by Tenant solely for the costs of designing and constructing all portions of the Project other than the Greenhouse, which costs shall include, but not be limited to, payments to surveyors, engineers, architects, consultants, contractors, sub-contractors, and all other persons and laborers of every class providing services, performing labor, or furnishing skill or other necessary services used in or contributing to such construction, the cost of materials or equipment used or consumed in such construction, the cost (including legal and engineering fees and disbursements) of obtaining, maintaining, renewing, or revising permits, licenses, approvals, certificates, or other entitlements, utility connection fees, premiums and fees for all insurance maintained by Landlord in connection with the construction, initial financing and debt service (including principal), "land acquisition" costs (which shall include up to $20,000.00 of all environmental, site evaluation, engineering, and title fees, premiums, and disbursements, plus 50.00% of all legal fees and disbursements incurred by Landlord in negotiating the Ground Lease and in performing due diligence in connection therewith), all real estate brokerage commissions or fees, all "Administrative Rent" (as defined in Section 7.1 of the Work Letter), and all
                                     -----------
"Taxes" (as defined in Section 9 below) that become due and payable while
                       ---------
construction is being performed (collectively, the "Base Construction Costs"). The maximum amount of the Building Allowance shall be $155.00 per rentable square foot of the Building, provided that under no circumstances (including an increase in the rentable square footage of the Building) shall the aggregate amount of the Building Allowance exceed $8,331,250.00. For each incremental level of Building Allowance disbursed to Tenant (adjusted for any amounts
                                                 --------
actually received by Landlord as reimbursement under Sections 19.b.  or 19.d.
of the Ground Lease and retained by Landlord pursuant to the terms and condition of a certain Cost Sharing Agreement of substantially even date herewith between Landlord and Tenant (the "Cost Sharing Agreement")), Tenant shall pay to Landlord the amount ("Base Rent") set forth for such increment on the following schedule:

--------------------------------------------------------------------------------
         Building Allowance                      Incremental Base Rent
       (Per Rentable Square Foot)         (Per Rentable Square Foot Per Month)
--------------------------------------------------------------------------------
               $0.00 to $ 55.00                          $0.5500
--------------------------------------------------------------------------------
              $55.01 to $ 95.00                       add $0.4334
--------------------------------------------------------------------------------
             $ 95.01 to $115.00                       add $0.2334
--------------------------------------------------------------------------------
             $115.01 to $135.00                       add $0.2500
--------------------------------------------------------------------------------
             $135.01 to $155.00                       add $0.2667
--------------------------------------------------------------------------------


For illustration purposes only, the aggregate monthly Base Rent will be $1.7335 per rentable square foot if the entire $155.00 per rentable square foot Building Allowance is disbursed to Tenant. Upon either party's request, the other party shall execute and deliver a written acknowledgment of the aggregate Base Construction Costs, the aggregate Building Allowance actually disbursed to or for the benefit of Tenant (adjusted for any amounts actually received by
                           --------
Landlord as reimbursement under Sections 19.b. or 19.d. of the Ground Lease and retained by Landlord pursuant to the terms and condition of the Cost Sharing Agreement), and the initial monthly Base Rent computed on such aggregate Building Allowance (as adjusted), when the same have been established, and shall attach the acknowledgment to this Lease as Exhibit E; provided, however, either
                                           ---------  --------  -------
party's failure to execute and deliver such acknowledgment shall not affect the other party's rights hereunder. Tenant hereby acknowledges and agrees that the aggregate Base Construction Costs may exceed the aggregate Building Allowance and that Tenant may be responsible for any such excess, as provided in the Work Letter (including, but not limited to, Section 7.2 thereof).
                                       -----------

          (b) Additional Rent. In addition to Base Rent, Tenant shall pay to Landlord all of the following as additional rent ("Additional Rent"):

          (i)  Tenant's Share of "Operating Expenses" (as defined in Section 5
                                                                     ---------
below).

          (ii) "Ground Lease Rent" (as defined below). Subject to the terms and conditions of Section 38(b) below, Tenant shall pay to Landlord, in equal
              -------------
monthly installments, an annual amount ("Ground Lease Rent") equal to the annual rent payable by Landlord under the Ground Lease, as the same may be adjusted from time to time pursuant to the terms and conditions of the Ground Lease, with any such adjustment to be effective hereunder at the same time that such adjustment is effective under the Ground Lease. Upon either party's request, the other party shall execute and deliver a written acknowledgment of the Ground Lease Rent payable hereunder, when the same has been established and whenever such is adjusted, and shall attach the acknowledgment to this Lease as Exhibit
                                                                       -------
F; provided, however, either party's failure to execute and deliver such
-  --------  -------
acknowledgment shall not affect the other party's rights hereunder. Ground Lease Rent shall be payable commencing on the later of the Commencement Date or the Ground Lease Rent Commencement Date, and all monthly installments of Ground Lease Rent shall be paid in advance on or before the 3/rd/ business day prior to the 1/st/ day of each calendar month during the Term and during any Term Extension.

               (iii) Any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any "Default" (as defined in Section
                                                                         -------
20 below) or other failure to comply with the agreements, terms, covenants and
--
conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

          (c) Rent. Base Rent and Additional Rent shall together be denominated "Rent". All monthly installments of Rent other than Ground Lease Rent shall be paid in advance on or before the 1/st/ day of each calendar month during the Term and during any Term Extension. Payments of Rent for any fractional calendar month shall be prorated and paid on the basis of a 30-day month. Tenant's obligation to pay Rent and other sums to Landlord under this Lease and Landlord's obligations under this Lease shall be separate and independent obligations. Except to the extent, and only to the extent, expressly provided otherwise in Sections 2(a)(i) and (ii) above, all Rent shall be paid to Landlord
             ----------------
without demand, abatement, reduction, deduction, or set-off, in lawful money of the United States of America at the office of Landlord for payment of Rent set forth in the Basic Lease Provisions, or to such other person or at such other place as Landlord may from time to time designate in writing.

     4. Rent Adjustments. Base Rent shall be increased on the 3rd annual anniversary of the 1/st/ day of the 1/st/ full month during the Term, and on each annual anniversary of such date thereafter during the remainder of the Term, by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amounts to the Base Rent payable immediately before such adjustment. Base Rent, as so adjusted, shall thereafter be due as provided herein. Rent adjustments for any fractional calendar month shall be prorated.

     5. Operating Expense Payments. No later than 10 business days prior to the 1/st/ day of the 1/st/ full month during the Term and no later than 30 days prior to the 1/st/ day of each calendar year during the Term and any Term Extension, Landlord shall deliver to Tenant a written estimate of Operating Expenses for the remainder of the calendar year or for the following calendar year, as the case may be (the "Annual Estimate"), which may be revised by Landlord from time to time during the relevant calendar year. During each month of the Term and any Term Extension, Tenant shall pay Landlord an amount equal to 1/12th of the annual cost, as reasonably estimated by Landlord from time to time, of Tenant's Share (as set forth in the Basic Lease Provisions) of Operating Expenses for the Project. The term "Operating Expenses" means all reasonable costs and expenses of any kind or description whatsoever incurred or accrued by Landlord with respect to the Project (including, without limitation, maintenance and repair costs, insurance premiums (for the insurance described in
Section 17 below), Taxes, "Utilities" (as defined in Section 11 below), costs of
----------                                           ----------
capital repairs and improvements (amortized over the useful life of the improvement, not to exceed 7 years), reasonable reserves consistent with good business practice for future repairs and replacements, and administrative rent for management services in the amount of 2.50% of the then applicable Base
Rent), excluding only:

          (a)  Base Construction Costs;

          (b) capital expenditures for expansion of the Project or for the remodeling or refurbishment of the Project to a materially higher standard than existed on the Commencement Date;

          (c) costs directly and solely attributable to correcting a "Construction Defect" (as defined in the Work Letter);

          (d) interest and amortization of funds borrowed by Landlord, whether secured or unsecured;

          (e) depreciation of the Project (except for capital improvements the cost of which are specifically includable in Operating Expenses);

          (f) salaries, wages, or other compensation paid to officers and employees of Landlord who are not assigned to the operation, management, maintenance, or repair of the Project;

          (g) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than Tenant;

          (h) legal expenses incurred in the negotiation of this Lease;

          (i) costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity;

          (j) costs (including "Legal Fees" (as defined in Section 44(k) below))
                                                           -------------
arising from the enforcement of this Lease or claims, disputes, or potential disputes pertaining to Landlord and/or the Project;

          (k) costs incurred by Landlord due to the violation by Landlord of the terms and conditions of this Lease;

          (l) costs incurred by Landlord due to the violation by Landlord of any "Legal Requirements" (as defined in Section 7 below);
                                    ---------

          (m) tax penalties incurred as a result of Landlord's negligence, inability, or unwillingness to make payment and/or to file any tax or informational returns when due;

          (n) overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for the provision of goods and/or services in or to the Project, but only to the extent the same exceeds the overhead or profit increment that would be paid to unaffiliated third parties on a competitive basis for providing the same goods and/or services;

          (o) costs arising from Landlord's charitable or political contributions;

          (p) costs incurred in the sale or refinancing of the Project;

          (q) net income, franchise, capital stock, estate, or inheritance taxes; and

          (r) any costs of constructing, repairing, or maintaining any new improvement within the Project, or of providing any new and recurring service, where the new improvement or the new service is not requested or approved by Tenant, and (i) there is or will be no material benefit to Tenant from the new
        ---
improvement or the new service, or (ii) regardless of the benefit to Tenant,
                                --
construction of the new improvement commences or the new service is first provided in the final 12 months of the Term or the first Term Extension and Tenant has elected not to exercise its then applicable Extension Right.

     Within 120 days after the end of each calendar year, Landlord shall furnish to Tenant a statement (an "Annual Statement") showing in reasonable detail: (i) the total and Tenant's Share of actual Operating Expenses for the previous calendar year, and (ii) the total of Tenant's payments in respect of Operating Expenses for such year. If Tenant's Share of actual Operating Expenses for such year exceeds Tenant's payments of Operating Expenses for such year, the excess shall be immediately due and payable by Tenant as Rent. If Tenant's payments of Operating Expenses for such year exceed Tenant's Share of actual Operating Expenses for such year, Landlord shall, in its sole and absolute discretion, either: (x) credit the excess amount to the next succeeding installments of estimated Operating Expenses due hereunder, or (y) pay the excess to Tenant within 30 days after delivery of such Annual Statement.

     The Annual Statement shall be final and binding upon Tenant unless Tenant, within 30 days after Tenant's receipt thereof, shall contest any item therein by giving Notice to Landlord, specifying each item contested and the reason therefor. If, during such 30-day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord's statement of Tenant's Share of Operating Expenses, Landlord will provide Tenant access to Landlord's books and records and such information as Landlord reasonably determines to be responsive to Tenant's questions. If, after Tenant's review of such information, Landlord and Tenant cannot agree upon the amount of Tenant's Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected from among the 6 largest in the United States, hired by Tenant (at Tenant's sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review such Landlord's books and records for the year in question (the "Independent Review"). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that Tenant's pro rata share of the Operating Expenses actually paid by Tenant for the calendar year in question exceeded Tenant's obligations for such calendar year, Landlord shall at Landlord's option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses due hereunder, or
(ii) pay the excess to Tenant within 30 days after delivery of the results of such Independent Review, except that after expiration or termination of the Term or any Term Extension, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant's payments of Tenant's Share of Operating Expenses for such calendar year were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the results of such Independent Review. If the Independent Review shows that Tenant has overpaid Tenant's pro rata share of Operating Expenses by more than 5.00%, then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant's obligation to share therein begins and ends shall be prorated.

     6.  Security Deposit.

          (a) Tenant shall deposit with Landlord on the Commencement Date security for the performance of all of Tenant's obligations hereunder (the "Security Deposit") in an amount equal to 6 monthly payments of Base Rent (the "Original Security Amount"). Upon either party's request, the other party shall execute and deliver a written acknowledgment of the Original Security Amount, when the same has been established, and shall attach the acknowledgment to this Lease as Exhibit G; provided, however, either party's failure to execute and
         ---------  --------  -------
deliver such acknowledgment shall not affect the other party's rights hereunder. At least one-sixth of the Security Deposit shall be in cash and up to five-sixths of the Security Deposit may be in the form of an unconditional and irrevocable letter of credit (a "Letter of Credit"); provided, however, that the
                                                     --------  -------
entire Security Deposit may be in the form of a Letter of Credit at any time after Tenant completes an initial public offering of Tenant's capital shares. Landlord shall hold the cash portion of the Security Deposit in an interest bearing account (which may contain Landlord's own funds), with any interest accruing on such cash portion being for Tenant's benefit Any Letter of Credit that constitutes a portion of the Security Deposit: (i) shall be in form and substance satisfactory to Landlord, in Landlord's sole and absolute discretion;
(ii) shall name Landlord as sole beneficiary; (iii) shall not refer to this Lease, the Project, or the Premises or any circumstances, factors, or rights that might be related thereto, but shall expressly allow Landlord to draw upon the Letter of Credit in any amount, and at any time and from time to time, simply by delivering to the issuer a clean sight draft on the Letter of Credit, without any other demand, statement, or other representation regarding Landlord's rights under this Lease or with respect to the Letter of Credit; (iv) shall be drawable on an FDIC-insured financial institution satisfactory to Landlord, in Landlord's reasonable discretion, with any draws to be payable from such financial institution's own immediately available funds; (v) shall be drawable at the branch or office of the issuer that Landlord may choose, in Landlord's sole and absolute discretion; and (vi) shall expressly allow Landlord to draw the full amount of the Letter of Credit if Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of such Letter of Credit.

          (b) If, at any time during the Term or any Term Extension, Tenant satisfies both the "Net Worth Test" (as defined below) and the "Profitability Test" (as defined below) (each, a "Reduction Requirement" and collectively, the "Reduction Requirements"), then the Original Security Amount shall be reduced to an amount equal to 3 monthly payments of Base Rent (the "Reduced Security Amount"). For purposes of this provision, the "Net Worth Test" shall be deemed satisfied at any time that: (i) Tenant's stock is listed on either the New York Stock Exchange or the NASDAQ stock market, and (ii) Tenant has maintained a net
                                           ---
worth of at least $100,000,000.00, using a market capitalization analysis based on the daily closing trading price of Tenant's common stock, for the immediately preceding consecutive 90 business days. For purposes of this provision, the "Profitability Test" shall be deemed satisfied at any time that: (x) Tenant's net revenues after taxes for the immediately preceding fiscal year exceed $1,000,000.00, and (y) the aggregate amount of Tenant's "Liquid Assets" (as
               ---
defined below), as certified by a nationally recognized, independent public accounting firm or as demonstrated in annual audited financial statements, equals or exceeds Tenant's anticipated expenses for the shorter of (1) 30 months and (2) the remainder of the Term. For purposes of the Profitability Test, (A) "Liquid Assets" shall mean all cash, cash equivalents, liquid short term investments, and short term accounts receivables from unrelated third parties, and (B) the phrase "remainder of the Term" shall include any period for which Tenant has an "Extension Right" (as defined in Section 41(a) below), regardless of whether any such Extension
                                               -------------
Right has been exercised, unless such Extension Right has been waived or otherwise is no longer exercisable (provided, however, that under no
                                    --------  -------
circumstances shall the "remainder of the Term" be fewer than 12 months, unless there are fewer than 3 months actually remaining in the Term and any Term Extension that may be available to Tenant, in which case the "remainder of the Term" shall be deemed to be 6 months). Within 60 days after Tenant provides Landlord with written evidence reasonably satisfactory to Landlord demonstrating that Tenant then satisfies both of the Reduction Requirements, Landlord shall pay to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) any balance of the Security Deposit then held by Landlord (including accrued interest, if any), less an amount equal to the Reduced Security Amount (provided, however, that if any portion of the Security
                 --------  -------
Deposit is then in the form of a Letter of Credit, Landlord will return such Letter of Credit to Tenant upon Tenant's delivery to Landlord of cash (if then required hereunder) plus a substitute Letter of Credit complying with all of the requirements hereof in an aggregate amount equal to the Reduced Security Amount). The Reduced Security Amount shall be deemed to be the amount of the "Security Deposit" for all purposes related to this Lease from and after the date that Landlord returns to Tenant any portion of the Original Security Amount in accordance with this provision. Notwithstanding the foregoing, the Security Deposit shall be increased to the Original Security Amount if there is a Default or if Tenant fails to continue to satisfy both of the Reduction Requirements. Landlord shall have the right (not to be exercised more than twice each calendar year) to request written evidence from Tenant demonstrating that Tenant continues to meet both of the Reduction Requirements. Tenant shall pay to Landlord the amount of the difference between the Reduced Security Amount and the Original Security Amount within 15 days after Landlord gives Tenant written demand to do so (provided, however, that if any portion of the Reduced Security
                 --------  -------
Amount is then in the form of a Letter of Credit, Landlord will return such Letter of Credit to Tenant upon Tenant's delivery to Landlord of cash (if then required hereunder) plus a substitute Letter of Credit complying with all of the requirements hereof in an aggregate amount equal to the Original Security Amount). The Original Security Amount shall be deemed to be the amount of the "Security Deposit" for all purposes related to this Lease from and after the date that Landlord gives Tenant written demand to increase the Reduced Security Amount in accordance with this provision.

          (c) Landlord shall hold the Security Deposit as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of a Default. At any time that Landlord reasonably believes that a Default has occurred and remains uncured, Landlord may use all or any part of the Security Deposit to pay or perform any obligation of Tenant under this Lease or to compensate Landlord for any loss or damage resulting from any Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall deposit with Landlord, within 5 days after Landlord gives Tenant a written demand therefor, cash (or, if appropriate, a substitute Letter of Credit complying with all of the requirements hereof) in the amount that will restore the Security Deposit to its required amount. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Tenant hereby waives the provisions of any law, now or hereafter in force, that provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant, or to clean the leased premises, it being agreed that Landlord may claim, in addition, those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

          (d) If Landlord transfers its interest in the Project or this Lease, Landlord shall either (i) transfer any balance of the Security Deposit then held by Landlord (including accrued interest, if any) to a person or entity assuming Landlord's obligations under this Section, or (ii) pay to Tenant any balance of the Security Deposit then held by Landlord (including accrued interest, if any). Upon the transfer to such transferee or the payment to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the Security Deposit shall apply solely against Landlord's transferee.

          (e) Landlord's obligation with respect to the Security Deposit is that of a debtor, not a trustee. The Security Deposit shall be the property of Landlord, but shall be paid to Tenant when Tenant's obligations under this Lease have been completely fulfilled. If Tenant and all assignees of Tenant's interest hereunder fully perform every provision of this Lease to be performed by Tenant and return the Premises to Landlord upon the expiration or earlier termination of this Lease, Landlord shall pay to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) any balance of the Security Deposit then held by Landlord (including accrued interest, if any) within 60 days after the expiration or earlier termination of this Lease.

     7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions and for lawful purposes incidental thereto, all in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and the use and occupancy thereof (collectively, "Legal Requirements"). Tenant, within 5 days' after Notice from Landlord, shall cause to be discontinued any use of the Premises that is declared by any governmental authority having jurisdiction to be a violation of any Legal Requirement. Provided that Tenant has prior knowledge of the then current terms of Landlord's insurance coverage with respect to the Project, (i) Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits, and Tenant, within 5 days' after Notice from Landlord, shall cause to be discontinued any such use, and (ii) Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any insurance policy maintained by Landlord as a result of Tenant's failure to comply with the provisions of this Section. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises, subject the Premises to uses that would damage the Premises or obstruct or interfere with the rights of Landlord or other guests, invitees, licensees, or other authorized users of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any office equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into Common Areas or other space in the Project. Tenant shall not place any equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant, without the prior written consent of Landlord, shall not use the Premises in any manner that will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises and as usually furnished for the Permitted Use.

     Tenant, at its sole expense, shall make any alterations or modifications, to the interior or the exterior of the Premises or the Project, that are required by Legal Requirements (including, without limitation, compliance of the Premises with the Americans With Disabilities Act, 42 U.S.C. (S) 12101 et seq. (together with regulations promulgated pursuant thereto, "ADA")) related to Tenant's use or occupancy of the Premises, provided that the foregoing obligation shall not apply to the extent any non-compliance with Legal Requirements is due to a Construction Defect. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, Legal Fees) (collectively, "Claims") arising out of or in connection with Legal Requirements and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement, except to the extent, and only to the extent, a Claim is attributable to a Construction Defect or to the gross negligence or willful misconduct of Landlord.

     8. Holding Over. If, with Landlord's express written consent, Tenant retains possession of the Premises after the expiration or earlier termination of this Lease, such possession, unless otherwise agreed in writing, shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Rent pursuant to Section 4 hereof but excluding any expansion or
                               ---------
renewal option or other similar right or option) shall remain in full force and effect during such holdover period, and in such case Tenant shall continue to pay Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord's sole and absolute discretion, in such written consent. All other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of this Lease without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150.00% of the Rent in effect during the last 30 days prior to the expiration or earlier termination of this Lease. In addition, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

     9. Taxes. Tenant shall pay all taxes, levies, assessments and governmental charges of any kind (collectively referred to as "Taxes") imposed by any federal, state, regional, municipal, local, or other governmental authority or agency, including, without limitation, quasi-
public agencies (collectively, "Governmental Authority") in connection with the Project and accruing during the Term and any Term Extension, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project, (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, (iii) assessed or imposed by or on the operation or maintenance of the Premises or the Project (including parking), (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, (v) assessed or imposed by reason of the occurrence of certain specified events (including, but not limited to, the construction of the Greenhouse), or (vi) imposed as a license or other fee on Landlord's business of leasing space in the Project. Landlord shall cause all Taxes to be billed directly to Tenant by the Governmental Authority, and Landlord shall promptly forward to Tenant any bills for Taxes that Landlord nevertheless may receive. All payments of Taxes shall be made at least 10 business days prior to delinquency, and Tenant shall promptly furnish Landlord with satisfactory evidence that all Taxes have been so paid; provided, however,
                                                             --------  -------
that Tenant shall not be responsible for evidence of timely payment or for any penalties, surcharges, or similar charges imposed upon delinquency if the delinquency is due solely to any failure by Landlord to forward promptly to Tenant any bills for Taxes that Landlord may receive. If any Taxes cover any period of time beginning before the Commencement Date or ending after the expiration or earlier termination of this Lease, Tenant's responsibility for such Taxes shall be prorated to cover only that portion of such Taxes applicable to the period that the Lease is in effect, and Landlord shall promptly reimburse Tenant for any overpayment (provided that all Taxes that become due and payable while construction is being performed shall still be included in and a part of Base Construction Costs). Tenant may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any of the following (except to the extent any of the following are in substitution for any Taxes payable hereunder): (x) any net income taxes that may be imposed on Landlord, or (y) any revenue taxes that may be imposed on any sale of Landlord's interest in the Project. Tenant also shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If Tenant fails to pay any Taxes, Landlord shall have the right (but not the obligation) to pay the same, and any amount actually so paid by Landlord shall be payable to Landlord on demand as Additional Rent or includable by Landlord as an Operating Expense.

     10. Parking. At no additional cost to Tenant, Tenant shall have a license to use at least 140 parking spaces at the Site. Such license shall be effective during the Term and any Term Extension, shall be revocable by Landlord upon the expiration or earlier termination of this Lease, and shall be limited by and subject to any changes mandated by Legal Requirements (including zoning restrictions) that may be enacted or first effective after the Effective Date and to any changes in the design of the Building requested or approved by Tenant and made after the Effective Date.

     11. Utilities; Services. Subject to the terms of this Section, Landlord shall cause to be provided to the Project and the Premises, water, electricity, gas, light, power, telephone, sewer, and other utilities (including fire sprinklers) (collectively, "Utilities"). Tenant shall arrange for refuse and trash collection and janitorial services provided to the Premises. Landlord shall cause all Utilities to be charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, all charges for Utilities used on the Premises during the Term and any Term Extension, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges, or similar charges thereon. If Tenant fails to pay any Utilities in the manner required hereunder, Landlord shall have the right (but not the obligation) to pay the same, and the amount thereof shall be payable to Landlord on demand as Additional Rent or includable by Landlord as an Operating Expense. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent.

     12. Alterations and Trade Fixtures. Any alterations, additions, or improvements made to the Premises ("Alterations") by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal, or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to "Building Systems" (as defined in Section 13
                                                                      ----------
below) shall be subject to Landlord's prior written consent, which consent (i) will not be unreasonably withheld or delayed with respect to non-structural Alterations to the interior of the Premises that do not involve any Building Systems or puncturing, relocating, or removing the roof or any existing load-bearing walls (`Non-Structural Alterations"), and (ii) may be withheld, in Landlord's sole and absolute discretion, with respect to all other Alterations. Notwithstanding the foregoing, Landlord's prior consent will not be required with respect to Non-Structural Alterations if the cost of each such Non-
                                                          ----
Structural Alteration does not exceed $5,000.00 ("Permitted Non-Structural Alterations"), the aggregate cost of all such Permitted Non-Structural
                                     ---
Alterations does not exceed $25,000.00 in any consecutive 12 month period, and Tenant provides Landlord with Notice of each such Permitted Non-Structural
                                        ----
Alteration, accompanied by any plans, specifications, bid proposals, work contracts, or other information concerning the nature and cost of each such
                                                                  ----
Permitted Non-Structural Alteration that Tenant may have in its possession or control, including the identities and mailing addresses of all persons performing work or supplying materials (collectively, "Alterations Information"). If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance, and completion of such Alterations as Landlord may deem appropriate (in Landlord's reasonable discretion, with respect to Non-Structural Alterations, and in Landlord's sole and absolute discretion, with respect to all other Alterations). Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by such Alterations Information as may be reasonably requested by Landlord. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable Legal Requirements. Tenant, at its sole cost and expense, shall cause all Alterations to comply with insurance requirements known to Tenant and Legal Requirements and shall implement any alteration or modification required by Legal Requirements as a result of any Alterations. Except as to Permitted Non-Structural Alterations, Tenant shall pay to Landlord, on demand as Additional Rent, an amount equal to 5.00% of all charges incurred by Tenant or its contractors or agents in connection with any Alterations to cover Landlord's overhead and expenses for plan review, coordination, scheduling, and supervision. Tenant will give Landlord Notice at least 5 days (or any longer period that may be required under the Ground Lease) before beginning any Alterations so that Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant, at its sole cost and expense, shall correct any faulty work or inadequate cleanup done by Tenant or its contractors within 5 business days after Notice of the same from Landlord. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any reasonable and necessary expenses incurred by Landlord by reason of such faulty work or inadequate cleanup or by reason of delays caused by the same.

     Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all work free and clear of "Liens" (as defined in Section 15 below), and shall provide certificates of
                       ----------
insurance for workers compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction (copies of such certificates will suffice, so long as the original certificates are forwarded to Landlord within 2 business days thereafter). Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) as-built plans for any such Alteration.

     Other than the items, if any, listed on Exhibit 1 and any items agreed by
                                             ---------
Landlord in writing to be included on Exhibit 1 in the future ("Tenant's
                                      ---------
Property"), all Alterations and all equipment, fixtures, trade fixtures, machinery, built-in furniture and cabinets, and other additions and improvements attached to or built into the Premises, including, without limitation, fume hoods that penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, "Installations"), shall be and shall remain the property of Landlord during the Term and any Term Extension and following the expiration or earlier termination of this Lease, shall not be removed by Tenant at any time during the Term or any Term Extension, and shall remain upon and be surrendered with the Premises as a part thereof following the expiration or earlier termination of this Lease; provided, however, that Landlord, at the time its
                           --------  -------
approval of any Installation is requested, may elect to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if Tenant otherwise occupied said space.

     13. Tenant's Repairs. During the Term and any Term Extension, Tenant shall keep all components of the Premises and the Project in good order, condition, and repair (to the extent the need for such repairs occurs as a result of Tenant's use of the portion of the Premises or Project requiring repairs), reasonable wear and tear and Construction Defects excluded, including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilation, and air-conditioning ("HVAC"), electrical and lighting facilities, boilers, pressure vessels, fire protection systems, fixtures, exterior and interior walls, foundations, ceilings, roofs, floors, windows, doors, plate glass, landscaping and irrigation systems, driveways and parking areas, fences, retaining walls, signs, and sidewalks ("Building Systems"). Tenant's obligations shall include restorations, replacements, or renewals when necessary. During the Term and any Term Extension, Tenant also shall keep the exterior appearance of the Building and the Greenhouse in a condition consistent with the exterior appearance of other substantially similar facilities of comparable age and size ("Similar Facilities") located within the area commonly known as the "I-40/RTP sub-market' (the "Sub-Market"), including, when necessary, the exterior sealing, resealing, or repainting of the Building and/or the Greenhouse. Tenant, in keeping the Premises and the Project in good order, condition, and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of service contracts, with copies to Landlord, in customary form and substance for, and with contractors specializing and experienced in the maintenance of, the following Building Systems (the "Service Contracts"): (i) HVAC, (ii) boilers and pressure vessels, (iii) fire protection systems, (iv) landscaping and irrigation systems, (v) roof covering and drains,
(vi) driveways and parking areas, (vii) basic Utilities feeds to the perimeter of the Building and the Greenhouse, and (viii) any other Building Systems reasonably required by Landlord. Tenant's obligations under this Section shall be at Tenant's sole cost and expense. If Tenant fails to repair or maintain any portion of the Premises or the Project as required under this Section within 15 days after Landlord gives Tenant written demand to so repair or maintain, Landlord may perform such work and the reasonable and necessary cost thereof shall be payable to Landlord on demand as Additional Rent or includable by Landlord as an Operating Expense.

     Notwithstanding the foregoing, if any "Major Repair" (as hereinafter defined) is required, Landlord shall be responsible for completing a "Restoration" (as hereinafter defined). As used herein, the term "Major Repair" shall mean the following: (a) during the final 12 months of the Term or any Term Extension (provided that Tenant has elected not to exercise any then available Extension Right or no Extension Right is then available) (the "Final 12 Months"), any repair to any Building System other than a "Tenant Specific Building System" (as hereinafter defined) that will cost more than 60.00% of the cost of replacing such Building System; and (b) at all other times, any repair to any Building System that will cost more than 50.00% of the cost of replacing such Building System. As used herein, the term "Tenant Specific Building System" shall mean any Building System that is necessary only because of Tenant's specific use of the Premises or the conduct of Tenant's specific business operations on the Premises. As used herein, the term "Restoration" shall mean the following: (x) during the Final 12 Months, repairing or replacing
                                                                    --
the Building System in question, at Landlord's sole option; and (y) at all other times, replacing the Building System in question. The cost of any Restoration shall be includable by Landlord as an Operating Expense, provided that the cost of any Restoration that involves replacing the Building System in question shall be deemed a capital improvement and amortized over the useful life of the improvement (not to exceed 7 years). Under all circumstances, Landlord shall have no obligation with respect to any Building System to the extent any repair of such Building System becomes necessary because of Tenant's failure to exercise and perform adequate maintenance as required hereunder.

     Notwithstanding the foregoing, substantial repairs to the Premises or the Project required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.
                                                              ----------

     14. Landlord's Repairs. It is intended by Landlord and Tenant that Landlord shall have no obligation, in any manner whatsoever, to repair or maintain the Premises or the Project

(including, without limitation, the Building Systems), except to the extent, and only to the extent, of any repairs that are necessary solely because of Construction Defects, Landlord's gross negligence or willful misconduct, the elements, or the age of the Premises or the Project. It is also intended by Landlord and Tenant that the terms of this Lease shall govern their respective obligations regarding repair and maintenance of the Premises and the Project, and Tenant expressly waives the benefit of any state or local law now or hereafter in effect to the extent any such law is inconsistent with the terms of this Lease. Notwithstanding the foregoing, Landlord shall not be in default in its obligations under this Section if:

          (a) with respect to Construction Defects that Landlord reasonably determines, in good faith, involve or may involve structural components of the Premises or pose or may pose a significant risk of personal injury or substantial property damage ("Serious Construction Defects"), the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such Construction Defect within 30 days after Tenant gives Landlord Notice of such Construction Defect, but Landlord, within 30 days thereafter, commences and diligently and continuously prosecutes such remedial action to completion, at Landlord's sole cost and expense;

          (b) with respect to Construction Defects that Landlord reasonably determines, in good faith, are not Serious Construction Defects or involve Tenant's Property, the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such Construction Defect within 30 days after Tenant gives Landlord Notice of such Construction Defect, in which case Landlord shall have no further obligation with respect to such Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant indemnifies and holds Landlord harmless from and against any liability, loss, cost, damage, or expense that may arise because Tenant's claim is denied or is determined to be baseless, erroneous, faulty, groundless, improper, inappropriate, unfounded, or otherwise unjustified or unwarranted; or

          (c) with respect to any part of the Premises or the Project, any action by Tenant has directly resulted in the invalidation of any otherwise enforceable warranty or bond that would cover the cost of remedying such Construction Defect.

Any determination made by Landlord pursuant to paragraph (a) or (b) above shall be deemed reasonable and in good faith if based on advice received by Landlord from an independent and duly licensed design or construction consultant (a "Defect Consultant"). Tenant may ask a Defect Consultant to provide written confirmation of the advice given Landlord in connection with a determination by Landlord that a specific Construction Defect is not a Serious Construction Defect if, and only if, (i) Tenant gives Landlord Notice of such desire within 3 business days after receiving Notice of Landlord's determination, and (ii) Tenant is solely responsible for any fee, cost, charge, or other assessment imposed by the Defect Consultant for providing such written confirmation; provided, however, that Tenant understands and agrees that Landlord's waiver of
--------  -------
the potential conflict of interest facing the Defect Consultant shall be strictly limited to the advice, and only the advice, given Landlord in the specific instance in question and shall not apply, under any circumstances, to any other advice or matters that may be the subject of the services provided to Landlord by the Defect Consultant.

     15. Liens. Tenant, at Tenant's sole cost and expense, shall pay for all work performed for, materials furnished to, or obligations incurred by Tenant in connection with the Premises or the Project, and shall keep the Premises and the Project free from, and shall discharge, by bond or otherwise, any mechanic's or materialmen's lien or claim of lien filed against the Premises or the Project for work claimed to have been done for, materials claimed to have been furnished to, or obligations claimed to have been incurred by, Tenant in connection with the Premises or the Project (generally, "Liens"). Tenant shall discharge any such Lien within 10 days after Tenant receives notice of such Lien. With respect to any Alterations for which the estimated cost exceeds $15,000.00, Landlord may require Tenant, at Tenant's sole cost and expense, to provide a lien and completion bond in an amount equal to 150.00% of such estimated cost, insuring Landlord against any liability for any Liens that may arise from such Alterations. Should Tenant fail to discharge any Lien in the manner and at the time provided herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the Lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature used by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement executed by Tenant will on its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

     16.  Indemnification.

          (a) Tenant hereby indemnifies and agrees to defend, save, and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises or the Project, arising directly or indirectly out of Tenant's use or occupancy of the Premises or the Project or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the gross negligence or willful misconduct of Landlord.

          (b) Landlord hereby indemnifies and agrees to defend, save, and hold Tenant harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises or the Project, to the extent, and only to the extent, caused by the gross negligence or willful misconduct of Landlord. Under no circumstances, however, shall Landlord be liable to Tenant for, and Tenant assumes all risk of, damage to personal property (including, without limitation, loss of records kept within the Premises). Further, Tenant waives any and all Claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records).
Finally, Landlord shall not be liable for any damages arising from any act, omission, or neglect of any guests, invitees, licensees, and other authorized users of the Project or of any other third party.

     17. Insurance. Landlord shall maintain all insurance against any peril generally included within the classification "Fire and Extended Coverage", sprinkler damage (if applicable), vandalism and malicious mischief covering the full replacement cost of the Project, as the same shall exist from time to time, or the amount required by the Ground Lessor or any lender of Landlord holding a security interest in Landlord's interest in the Project, but in no event more than the commercially reasonable and available insurable value thereof. Landlord also may maintain, but is not obligated to maintain, such other insurance and additional coverages as Landlord may deem necessary, including, but not limited to, comprehensive public liability, flood, environmental hazard, earthquake, loss or failure of building equipment, and rental loss during periods of repair or rebuilding. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer's cost calculations). Tenant hereby acknowledges that Tenant has been provided with a written summary of the insurance coverage that Landlord will be maintaining with respect to the Project as of the Commencement Date; Landlord will be responsible for notifying Tenant of any material changes in such insurance coverage made after the Commencement Date.

     Tenant, at its sole expense, shall maintain during the Term and any Term
Extension: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant; worker's compensation insurance with no less than the minimum limits required by law; employees liability insurance with such limits as required by law; and comprehensive public liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for death or bodily injury and not less than $1,000,000 for property damage with respect to the Premises. Landlord may from time to time require reasonable increases in any such limits. The comprehensive public liability insurance policies shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, "Related Parties"), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies that have a rating of not less than policyholder rating of A and financial category rating of at least Class XII in "Best's Insurance Guide"; shall not be cancelable unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance (upon renewal, copies of such policies or certificates will suffice, so long as the original policies or certificates are forwarded to Landlord within 2 business days thereafter). Tenant's policy may be a "blanket policy" which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 20 days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not maintain such insurance, Landlord shall have the right (but not the obligation) to procure said insurance on Tenant's behalf.

     In each instance where insurance is to name Landlord as an additional insured, Tenant, upon Landlord's written request, shall furnish certificates so evidencing Landlord as additional insured to: (i) the Ground Lessor, (ii) any lender of Landlord holding a security interest in any portion of the Project, and/or (iii) any management company retained by Landlord to manage the Project. Further, Tenant agrees that Landlord may require insurance policy limits to be raised to conform to the requirements of the Ground Lessor and/or Landlord's lender.

     The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective Related Parties, in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the others Insurer.

     The cost of any insurance procured and/or maintained by Landlord pursuant to this Section shall be included as an Operating Expense.

     Notwithstanding any provision of this Section, Landlord shall insure, and shall bear all risk of loss with respect to, the Premises and the Project at all times prior to the Commencement Date, with the exception of any acts or omissions by Tenant or its agents or contractors.

     18. Restoration. If at any time during the Term or any Term Extension the Project or the Premises are damaged by a fire or other insured casualty, Landlord shall notify Tenant within 45 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable. If the restoration time is estimated to exceed 6 months, either party, by giving Notice to the other party, may elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage. Unless either party elects to terminate this Lease, Landlord, subject to receipt of sufficient insurance proceeds, shall promptly restore the Premises (excluding any Alterations installed by Tenant and any other improvements installed by Landlord and paid for by Tenant after Substantial Completion of the original Premises), subject to delays arising from the collection of insurance proceeds, from Force Majeure events, or as needed to obtain any license, clearance, or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, release or removal of Hazardous Materials in, on, or about the Premises (collectively referred to herein as "Hazardous Materials Clearances"); provided, however, that if such repair or restoration of
                        --------  -------
the Premises is not Substantially Complete within 9 months after the date of discovery of the damage (to be extended by I day for each day that the restoration time is estimated to exceed 6 months, provided that neither party elected to terminate this Lease based on such estimate), either party, by giving Notice to the other party, may elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligations to make such repairs or restoration and this Lease shall terminate effective as of the date of such election.

     Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and, as soon as reasonably practicable, shall re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 18 months of the Term or of any Term Extension and Landlord reasonably estimates that it will take more than 60 days to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion that the area of the Premises that is not usable by Tenant, if any, bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable, in Tenant's reasonable discretion, for the temporary conduct of Tenant's business. Such abatement shall be Tenant's sole and exclusive remedy at law, in equity, or otherwise, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

     The provisions of this Lease, including this Section, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation that is now or may hereafter be in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing this Section sets forth their entire understanding and agreement with respect to such matters.

     19. Condemnation. If any part of the Premises or the Project is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking would, in Tenant's judgment, prevent or materially interfere with Tenant's use of the Premises for the Permitted Use or, in Landlord's judgment, materially interfere with or impair Landlord's ownership or operation of the Project, then upon Notice by either party to the other party this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial taking and the Rent payable hereunder during the unexpired portion of the Term or any Term Extension shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's Trade Fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project

     20. Events of Default. Each of the following events shall be a default ("Default") by Tenant under this Lease:

          (a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord
                                              --------  -------
will give Tenant Notice
and an opportunity to cure any failure to pay Rent within 3 days of any such Notice not more than once in any 12 month period and Tenant agrees that such Notice shall be in lieu of and not in addition to any notice required by law.

          (b) Insurance. (i) Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and (ii) Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

          (c) Abandonment.  Tenant shall abandon the Premises.

          (d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant's interest in this Lease or the Premises except as expressly permitted herein, or Tenant's interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

          (e) Liens.  Tenant shall fail to satisfy its obligations under Section
                                                                         -------
15.
--

          (f) Insolvency Events. Tenant or any guarantor or surety of Tenant's obligations hereunder shall: (i) make a general assignment for the benefit of creditors; (ii) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "Proceeding for Relief');
(iii) become the subject of any Proceeding for Relief that is not dismissed within 90 days of its filing or entry; or (iv) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

          (g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23, 27, or 38 within 10
                                                -----------  --     --
days after a second Notice requesting such document

          (h) Greenhouse Loan. Tenant is in breach of, in default under, or otherwise has failed to comply with the agreements, terms, covenants and conditions to be performed by Tenant in connection with the "Greenhouse Loan" or pursuant to any of the "Greenhouse Loan Documents" (as such terms are defined in

Section 42 below), after any applicable notice and cure periods.
----------

          (i) Warrant Agreement. Tenant is in breach of, in default under, or otherwise has failed to comply with the agreements, terms, covenants and conditions to be performed by Tenant in connection with the `Warrant Agreement" (as defined in Section 43 below), after any applicable notice and cure periods.
               ----------

          (j) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section, and except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after Notice thereof from Landlord to Tenant.

     Any Notice given under Section 20(g) or (j) hereof, shall: (i) specify the
                            -------------    ---
alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such Notice; provided, however, that if the nature of Tenant's default is such that it cannot
--------  -------
be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30-day period and thereafter diligently prosecutes the same to completion; provided further, however, that such cure shall be completed no
            ----------------  -------
later than 60 days from the date of Landlord's Notice.

     21.  Landlord's Remedies.

          (a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord, without waiving or releasing any obligation of Tenant hereunder, may make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12.00% per annum or the highest rate permitted by law, whichever is less (the "Default Rate"), shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

          (b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges that may be imposed on Landlord under any "Mortgage" (as defined in Section 27 below)
                                                        ----------
covering the Premises. Therefore, if Landlord does not receive any installment of Rent due from Tenant within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6.00% of the overdue Rent as a late charge. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid. Provided there is no other Default by Tenant hereunder, the foregoing late charge and interest at the Default Rate will not be payable until the 2nd late payment of Rent in any 12 month period. Tenant agrees that the foregoing late charge and interest at the Default Rate represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Tenant also acknowledges that Landlord is entitled to use reasonable methods to deter delinquent payments by Tenant and agrees that, under the circumstances in existence as of the date of this Lease, the foregoing late charge and interest at the Default Rate are reasonable, as evidenced by the fact that, among other things, (i) Landlord and Tenant have comparatively equal bargaining power, (ii) this Lease is not a pre-printed form document, and (iii) Tenant's principals are well experienced in leasing properties, were represented by counsel in the negotiation and documentation of this Lease, and bargained at arms length and without duress for all of the terms and conditions of this Lease, including this provision.

     (c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further Notice to or demand on Tenant, shall have the option, in addition to all other rights and remedies provided in this Lease, at law or in equity, to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any Notice or demand whatsoever.

          (i) Terminate this Lease, or at Landlord's option, Tenant's right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, in accordance with applicable law and without prejudice to any other remedy that it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

          (ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21 (c)(i) or otherwise, Landlord may recover from Tenant the
          -----------------
following:

                 (A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                 (B) The worth at the time of award of the amount by which the unpaid rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                 (C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term or Term Extension (as the case may be) after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                 (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred and the expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                 (E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21 (c)(ii)(A) and
                                                     ----------------------
(B), above, the "worth at the time of award" shall be computed by allowing
---
interest at the Default Rate.  As used in Section 21(c)(ii)(C) above, the "worth
                                          --------------------
at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1.00%.

          (iii) Landlord may continue this Lease in effect after Tenant's Default and recover rent as it becomes due. Accordingly, if Landlord does not elect to terminate this

Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

                 (iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole and absolute discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. Upon Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of Notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

          (d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter, re-take or otherwise obtain possession of the premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole and absolute discretion may determine. Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant's Default.

     22.  Assignment and Subletting.

          (a) General Prohibition. Without Landlord's prior written consent, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises and any attempt to do any of the foregoing shall be void and of no effect. For purposes of this Section, a transfer of ownership interests controlling Tenant shall be deemed an assignment of this Lease unless such ownership interests are publicly traded.

          (b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises (generally, a "Transfer"), then at least 15 business days, but not more than 30 business days, before the date Tenant desires the Transfer to be effective (the "Assignment Date"), Tenant shall give Landlord a Notice (the "Assignment Notice") containing such information about the proposed transferee, including the proposed use of the Premises and any Hazardous Materials proposed to be used or stored in the Premises, the Assignment Date, any relationship between Tenant and the proposed transferee, and all material terms and conditions of the proposed Transfer, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving Notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant or refuse such consent, in its sole and absolute discretion, with respect to any Transfer other than a straightforward sublease of not more than 5,000 square feet of the Premises (a "Minor Sublease"), or grant or refuse such consent, in its reasonable discretion, with respect to such a Minor Sublease, or (ii) terminate this Lease with respect to the space described in the Assignment Notice, as of the Assignment Date (an "Assignment Termination"). If Landlord elects an Assignment Termination, Tenant shall have the right to withdraw its Assignment Notice by Notice to Landlord of such election within 5 days after Landlord's Notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease shall be deemed to be Landlord's consent to the proposed Transfer. Tenant shall reimburse Landlord for all reasonable out-of-pocket expenses, up to a maximum of $1,000.00, incurred by Landlord in connection with its consideration of any Assignment Notice.

          (c) Additional Conditions. As a condition to any such Transfer, Landlord may require:

               (i) that any transferee agree, in writing at the time of such Transfer, that if Landlord gives such third party notice that Tenant is in default under this Lease, such third party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be
--------  -------
obligated to accept such attornment; and

               (ii) A list of Hazardous Materials, certified by the proposed transferee to be true and correct, which the proposed transferee intends to use or store in the Premises together with the "Documents" (as defined in Section
                                                                      -------
30(b) below) with respect to such proposed transferee.
-----

          (d) No Release of Tenant. Notwithstanding any Transfer, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a transferee (or a combination of the rental payable under such Transfer plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder all such excess rental and other excess consideration within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting and Landlord, as assignee, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

          (e) No Waiver. The consent by Landlord to a Transfer shall not relieve Tenant or any transferee from obtaining the consent of Landlord to any further Transfer nor shall it release Tenant or any transferee from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any Transfer.

     23. Estoppel Certificate. Tenant shall within 15 business days of Notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit J with the blanks
                                                    ---------
filled in, and on any other form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

     24. Quiet Enjoyment. If Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, at all times during the Term and any Term Extension, have peaceful and quiet enjoyment of the Premises and the Project against any person claiming by, through, or under Landlord.

     25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360-day year and 30-day months.

     26. Rules and Regulations. Tenant shall, at all times during the Term and any Term Extension, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering the use of the Premises and the Project and delivered to Tenant at least 30 days prior to their effective date. The current rules and regulations are attached hereto as Exhibit H. If there is any conflict between said rules and regulations and
---------
other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any obligation to enforce any rules or regulations against, and shall have no liability for the breach of any rules or regulations by, other tenants in the Project. If Landlord chooses to enforce any rules or regulations against other tenants in the Project, Landlord shall do so in a non-discriminatory manner.

     27. Subordination. This Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any first mortgage, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancings, assignments and extensions thereof (collectively, a "Mortgage"), without the necessity of any further instrument or act on the part of Tenant; provided, however, that so long as there is no Default
                --------  -------
hereunder, Tenant's receipt of a fully executed instrument containing appropriate non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in Section 24 hereof shall be a condition precedent to the
                         ----------
subordination of Tenant's interest and rights hereunder and Tenant's right to possession of the Premises shall not be disturbed by the holder of any such Mortgage (a "Holder"). Tenant agrees, at the election of any Holder, to attorn to any such Holder. Tenant agrees, upon demand, to execute, acknowledge and deliver a Subordination, Non-Disturbance and Attornment Agreement substantially in the form attached hereto as Exhibit K (the "Loan Subordination Agreement) or
                               ---------
such other instruments, confirming such subordination and such instruments of attornment as shall be reasonably requested by any Holder, provided any such instruments contain the appropriate non-disturbance provisions described above. Notwithstanding the foregoing, any Holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by written notice to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery, or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery, and recording of such Mortgage and had been assigned to such Holder. Landlord shall use commercially reasonable efforts to obtain an express agreement from the Holder of any Mortgage that the lien of such Mortgage does not apply or attach to any property that, by operation of the terms of this Lease, is deemed to be Tenant's separate property, whether or not such property is, has been, or will become affixed to the Premises. The term "Mortgage" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances given for value, and any reference to the "Holder" of a mortgage shall be deemed to include the beneficiary under a deed of trust.

     28. Surrender. Upon expiration or earlier termination of Tenant's right of possession, Tenant may, subject to the exercise of any remedies by Landlord, remove Tenant's Property and shall surrender the Premises to Landlord in substantially the same condition as received, broom clean, ordinary wear and tear, approved Alterations, and casualty loss and condemnation covered by Sections 18 and 19 excepted, and shall return to Landlord all keys to offices and restrooms furnished to, or otherwise procured by, Tenant. If any such key is lost, Tenant shall pay to Landlord, at Landlord's election, either the cost of replacing such lost key or the cost of changing the lock or locks opened by such lost key. Any Trade Fixtures, Alterations, and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of either party that have arisen and/or become binding hereunder but have not been fully satisfied as of the expiration or earlier termination of this Lease shall survive such expiration or earlier termination, including without limitation, indemnity obligations, payment obligations (including Rent), obligations concerning the condition and repair of the Premises, and the obligation to obtain all required Hazardous Materials Clearances. Without limiting the generality of the foregoing, the following provisions shall survive the expiration or earlier termination of this Lease: (a) the indemnity obligations contained in Sections 7, 12, 14(b), 16(a), 16(b), 30(a), 30(d), 35
                         ----------  --  -----  -----  -----  -----  -----  --
and 38(b); (b) the payment obligations contained in Sections 3, 5, 6, 8, 9, 11,
    -----                                           ----------  -  -  -  -  --
15, 21(a), 21(b) and 22(d); (c) the maintenance, repair, and/or restoration
--  -----  -----     -----
obligations contained in Sections 12, 13, and 18; (d) the obligation to obtain
                         -----------  --      --
Hazardous Materials Clearances contained in Section 18; and (e) the agreements
                                            ----------
contained in Sections 29, 36, and 44.
             -----------  --      --

     29. WAIVER OF JURY TRIAL. TENANT AND LANDLORD EACH AGREE NOT TO ELECT A TRIAL BY JURY, AND WAIVE ANY RIGHT TO A TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS WAIVER IS GIVEN KNOWINGLY AND VOLUNTARILY, AND IS INTENDED TO ENCOMPASS EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY OTHERWISE WOULD ACCRUE. TENANT AND LANDLORD EACH AGREE THAT THIS PROVISION CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY, AND EACH PARTY AUTHORIZES THE OTHER PARTY TO FILE A COPY OF THIS PROVISION, IN ANY PROCEEDING, AS CONCLUSIVE EVIDENCE OF THIS CONSENT TO WAIVER.

     30.  Environmental Requirements.

          (a) Prohibition Compliance. Landlord has provided Tenant with copies of all environmental tests, reports, inspections, surveys, samples, studies, and other analyses of the Site and the Additional Site that are in Landlord's possession or control or that Landlord, through the exercise of commercially reasonable efforts, has been able to obtain from various Governmental Authorities having jurisdiction over "Hazardous Materials" (as hereinafter defined) that may be present at the Site or the Additional Site (collectively, the "Environmental Information") A list of the documents containing the Environmental Information is attached hereto as Exhibit O. Tenant may request
                                                ---------
additional environmental testing of the Site at any time during the first 6 months after the Effective Date and, if permitted by the Ground Lessor and actually performed, the information obtained from such additional testing shall be deemed a part of the Environmental Information. Except to the extent payable by a third party (including, without limitation, the Ground Lessor or any previous tenant of the Site), the cost of any additional environmental testing of the Site shall be amortized over a period of 7 years and shall be includable by Landlord as an Operating Expense. Landlord shall not be responsible, and Tenant hereby waives any right to assert any claim against Landlord, for any Pre-Existing Contamination. In addition to the forgoing, Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept, or used in or about the Premises, the Project, or the Site in violation of applicable law. If Tenant breaches the obligation stated in the preceding sentence, if the presence of Hazardous Materials permitted by Tenant results in contamination of the Premises, the Project, the Site, or any adjacent property (including the Additional Site), or if any contamination of the Premises,

Project, Site, or any adjacent property (including the Additional Site) that is not expressly identified in the Environmental Information ("Previously Unknown Contamination") is discovered during the Term or any Term Extension or renewal hereof or holding over hereunder and Tenant cannot demonstrate that such Previously Unknown Contamination was present at the Site before the Effective Date or is attributable solely to the actions or omissions of a person or entity other than Tenant, Tenant shall indemnify, defend, and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises or any portion of the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space in the Premises or the Project, increase in the cost of designing, constructing, or permitting any additional improvements within the Project, and sums paid in settlement of claims and Legal Fees) that arise before or after the expiration or earlier termination of this Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil, or ground water above, on, or under the Premises, the Project, the Site, or any adjacent property (including the Additional Site). Without limiting the foregoing, if the presence of any Hazardous Materials within the Premises, the Project, the Site, or any adjacent property (including the Additional Site) caused or permitted by Tenant results in any contamination of the Premises, the Project, the Site, or any adjacent property (including the Additional Site), Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises, the Project, the Site, or any adjacent property (including the Additional Site) to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Project, or the Site.

          (b) Business. Landlord acknowledges that it is not the intent of this Section to prohibit Tenant from operating its business as described in Section 7
                                                                       ---------
above. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be present on the Premises, the Project, or the Site and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Materials on the Premises, the Project, or the Site ("Hazardous Materials List"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Materials are brought onto the Premises, the Project, or the Site. Tenant shall deliver to Landlord true and correct copies of the following documents (the "Documents") relating to the handling, storage, disposal, and emission of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports, and correspondence; storage and management plans, notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under the Premises, the Project, or the Site (provided said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all Governmental Authorities for any storage tanks installed in, on, or under the Premises, the Project, or the Site for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities, it being understood and agreed that it is not the intent of this Section to provide Landlord with information that could be detrimental to Tenant's business should such information become possessed by Tenant's competitors. Accordingly, Landlord, except as may be provided otherwise herein or required by law, shall (i) keep confidential the information contained in the Documents, and (ii) disclose such information only to Landlord's officers, directors, employees, or consultants with a need to know in connection with Landlord's management of the Project, provided that Landlord shall inform all non-affiliated recipients of such information of the confidentiality requirement and (to the extent within Landlord's control) cause such confidence to be maintained; provided, however, that disclosure of such information by Landlord
            --------  -------
shall not be prohibited if that disclosure is of information that is a matter of public record or public knowledge or was obtained by Landlord from sources other than Tenant. Tenant agrees that it shall, at its own expense, and upon the written request of Landlord, establish and maintain a separate area of the Premises classified under the North Carolina State Building Code (as adopted by the City of Durham) as an "H" occupancy area (i.e., the classification denoting
                                              ----
a hazardous materials occupancy area) for the use and storage of Hazardous Materials.

          (c)  Termination of Lease.  Notwithstanding the provisions of Section
                                                                        -------
30(a) above, if (i) Tenant or any proposed transferee of Tenant has been
-----
required by any prior landlord, lender, or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such party's action or use of the property in question, or (ii) Tenant or any proposed transferee of Tenant is adjudicated guilty or responsible under an enforcement order issued by any Governmental Authority in connection with the use, disposal, or storage of a Hazardous Materials, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion (with respect to any such matter involving Tenant) and it shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer (with respect to any such matter involving a proposed transferee).

          (d) Testing. Landlord shall have the right to conduct annual tests of the Premises (each, an "Annual Test" and collectively, "Annual Tests") to determine whether any contamination has occurred as a result of Tenant's use. Tenant shall be required to pay up to $2,000.00 of the cost of each such Annual Test; provided, however, if Tenant conducts its own tests of the Premises using
      --------  -------
third party contractors and test procedures acceptable to Landlord, which tests are certified to Landlord, Landlord shall accept such tests in lieu of the Annual Tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of this Lease, Landlord shall have the right to conduct additional appropriate tests of the Premises, the Project, and the Site to determine whether contamination has occurred as a result of Tenant's use of the Premises, the Project, or the Site. If contamination has occurred for which Tenant is liable under this Section, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all reports and tests of the Premises made by or on behalf of Landlord. Tenant shall be solely responsible for and shall defend, indemnify, and hold Landlord and its agents and contractors harmless from and against any and all claims, costs and liabilities (including actual Legal Fees) arising out of or in connection with any removal, clean up, restoration and materials required hereunder to return the Premises, the Project, the Site, and any other property of whatever nature to their condition existing prior to the time of any such contamination. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

          (e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials are located on the Premises, the Project, or the Site or are hereafter placed on the Premises, the Project, or the Site by any party at Tenant's request, Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under applicable state and federal law, as such now exists or may hereafter be adopted or amended.

          (f) Tenant's Obligations. Each party's obligations under this Section shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials and the release and termination of any licenses or permits restricting the use of the Premises, Tenant shall continue to pay the full Rent in accordance with this Lease, which Rent shall be prorated daily.

          (g) Definition of "Hazardous Materials". As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste that is or becomes regulated by any Governmental Authority and includes, without limitation, any material or substance that is (i) petroleum, (ii) asbestos,
(iii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (iv) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903),
                                          -- ---
(v) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.
Section 9601 et seq.  (42 U.S.C.  Section 9601), (vi) defined as "hazardous
             -- ---
waste, "extremely hazardous waste" or "restricted hazardous waste" under any applicable state law, or (vii) defined as a "hazardous material" or "hazardous substance" under any applicable state law.

     31. Tenant's Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after Notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, reasonably require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to the Ground Lessor and to any Holder of a Mortgage covering the Premises or the Project and Tenant shall offer all such persons a reasonable opportunity to cure the default, including time to obtain possession of the Premises or the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have
                                                 --------
furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the ground lessee's interest under the Ground Lease and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being, of the ground lessee's interest under the Ground Lease, and upon the transfer by such owner of such ground lessee's interest under the Ground Lease, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term and any Term Extension upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord or any of Landlord's officers, employees, agents, or contractors. Under no circumstances shall Landlord or any of Landlord's officers, employees, agents or contractors be liable for injury to Tenant's business or for any loss of income or profit therefrom.

     32. Inspection and Access. During business hours on not less than 48 hours advance Notice (except in the case of emergencies in which case no such Notice shall be required and such entry may be at any time), Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose, including, without limitation, for the purpose of showing the Premises to prospective purchasers and, during the last year of the Term or any Term Extension (as the case may be), to prospective tenants, and Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord shall use commercially reasonable efforts to minimize any loss, injury, inconvenience to or interference with Tenant's business, or loss of occupancy or quiet enjoyment of the Premises occasioned by Landlord entering the Premises pursuant to this Section. Landlord also may grant easements, make public dedications, designate common areas and create restrictions on or about the Premises, provided, however, that no sign or
                                              --------  -------
easement, dedication, designation, or restriction materially adversely interferes with Tenant's use or occupancy of the Premises. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications, or restrictions.

     33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

     34. Force Majeure. Except for the payment of Rent, neither party shall be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord ("Force Majeure").

     35. Brokers; Entire Agreement; Amendment. Landlord shall pay Tenant's Broker the commission agreed upon by Tenant and Tenant's Broker pursuant to their separate agreement, as reviewed and approved by Landlord. Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, "Broker") in connection with this transaction and that no Broker brought about this transaction, other than Tenant's Broker. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any other Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, including any Brokers representing either Landlord or Tenant, that are not contained herein, and any prior agreements, promises, negotiations, or representations are superseded by this Lease. Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant's decision to enter into this Lease. Landlord in executing this Lease does so in reliance upon Tenant's representations and warranties contained herein. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

     36. Limitation On Landlord's Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE
CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED TO LANDLORD'S INTEREST IN THE PROPERTY OF WHICH THE PREMISES ARE A PART.

     37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     38.  Ground Lease.

          (a) Tenant acknowledges that the Premises, the Project, and this Lease are and shall remain subject and subordinate to the Ground Lease and the rights of the Ground Lessor thereunder, and to all amendments, restatements, renewals, modifications, assignments, and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however, that so long
                                                 --------  -------
as there is no Default hereunder, Tenant's receipt from the Ground Lessor (or any successor or assignee thereof, as appropriate) of a fully executed instrument containing appropriate non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in Section 24 hereof shall be a
                                                ----------
condition precedent to the subordination of Tenant's interest and rights hereunder and Tenant's interest and rights hereunder shall not be disturbed by the Ground Lessor. Tenant agrees, at the election of the Ground Lessor, to attorn to the Ground Lessor. Tenant agrees, upon demand, to execute, acknowledge and deliver a Subordination, Non-Disturbance and Attornment Agreement substantially in the form attached hereto as Exhibit L (the "Lease
                                                       ---------
Subordination Agreement") or such other instruments, confirming such subordination and instruments of attornment as shall be reasonably requested by the Ground Lessor, provided any such instruments contain the appropriate non-disturbance provisions described above. Tenant acknowledges that, among other things, notwithstanding the terms of this Lease, (i) the final design and aesthetic of the Premises and the Project, (ii) any Transfer, (iii) any financing to be secured by Tenant's interest in this Lease, and (iv) the "Expansion Right" (as defined in Section 40(a) below), may be subject to the
                                 -------------
requirements of the Ground Lease and/or the approval of the Ground Lessor.

          (b) Tenant shall be responsible for, and hereby covenants to satisfy in a timely fashion, any and all obligations, covenants, responsibilities, and/or indemnities binding on Landlord as holder of the ground lessee's interest under the Ground Lease (collectively, the "Ground Lease Obligations"), including, without limitation, the payment of the annual rent provided for in the Ground Lease (at the times and in the manner specified in Section 3(b)(ii)
                                                              ----------------
above) and the payment or reimbursement of all expenses to be paid or reimbursed by Landlord under the Ground Lease; provided, however, that the terms and
                                    --------  -------
conditions of this Lease shall control to the extent the responsibility for satisfying any Ground Lease Obligation is expressly conferred on Landlord and/or allocated between Landlord and Tenant herein. For illustration purposes only, Sections 13 and 14 hereof allocate between Landlord and Tenant all maintenance
-----------     --
and repair obligations with respect to the Premises and the Project and, therefore, such provisions control. If Tenant fails to satisfy, in a timely fashion, any of the Ground Lease Obligations in the manner required hereunder, Landlord shall have the right (but not the obligation) to satisfy the same, and any cost incurred by Landlord in doing so shall be payable to Landlord on demand as Additional Rent or includable by Landlord as an Operating Expense. Further, Tenant shall indemnify, defend, hold, and save Landlord harmless from and against any and all Claims arising out of or in connection with any such failure by Tenant. Conversely, if Tenant gives Landlord Notice requesting Landlord to take affirmative action to enforce any of Landlord's rights as ground lessee under the Ground Lease or to enforce any obligation, covenant, responsibility, and/or indemnity of the Ground Lessor under the Ground Lease (collectively, the "Ground Lease Rights") and Landlord elects not to do so, Tenant shall have the right, at Tenant's sole cost and expense, to take affirmative action to enforce any such Ground Lease Rights, and for such purpose Landlord, effective as of Landlord's election not to take affirmative action, appoints Tenant attorney-in-fact for Landlord (such power of attorney being coupled with an interest); provided, however, that,
                                                   --------  -------
notwithstanding the foregoing, the exercise of any Ground Lease Rights that relate to Hazardous Materials (as provided in Section 30(a) hereof) shall be
                                              -------------
subject to compliance with Section 3 of the Cost Sharing Agreement. Tenant shall indemnify, defend, hold, and save Landlord harmless from and against any and all Claims arising out of or in connection with any affirmative action taken by Tenant to enforce any Ground Lease Rights. Tenant's rights and obligations under this Section shall terminate and be of no further force or effect as of the expiration or earlier termination of this Lease, provided that all obligations that have arisen and/or become binding hereunder but have not been fully satisfied as of the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

     39. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting, or other projection to any outside wall of any part of the Premises or the Project, (ii) store any equipment, furniture, or other items of personal property on any exterior balcony, or (iii) paint, affix, or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type that can be viewed from the exterior of the Premises. Interior signs on doors shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering. Notwithstanding the foregoing, Landlord hereby reserves the right to install a sign or placard (of up to 2 feet by 2 feet) that can be viewed from the exterior of the Premises and that identifies the Project as an asset of Alexander Real Estate Equities, Inc.

     40.  Right to Expand.

          (a) Generally. Subject to any necessary permits, licenses, approvals, certificates, or other entitlements required by any Governmental Authority exercising or having jurisdiction, Landlord and Tenant reasonably believe that approximately 50,000 square feet of additional office/research and development space (the "Additional Building") can be constructed on the Additional Site. Tenant shall have the right (the "Expansion Right"), but not the obligation, at any time between the Commencement Date and 20 business days prior to the 3rd anniversary of the Ground Lease Rent Commencement Date (the "Expansion Right Expiration Date"), to give Landlord Notice (the "Expansion Notice") requesting that Landlord exercise the Expansion Option (if not previously exercised) and design, permit, and construct the Additional Building on the Additional Site (generally, the "Expansion"). Tenant shall reimburse Landlord for all reasonable out-of-pocket expenses, up to a maximum of $1,000.00, incurred by Landlord in connection with its consideration of any Expansion Notice. Notwithstanding the foregoing, Landlord may exercise the Expansion Option at any time before the 3/rd/ anniversary of the Ground Lease Rent Commencement Date (the "Expansion Option Expiration Date"), regardless of whether Tenant ever gives Landlord an Expansion Notice, provided that Landlord may not construct any improvements on the Additional Site for lease to other tenants unless and until the Expansion Right expires or is terminated in accordance with the terms and conditions of this Section.

     (b) Before July 1, 2001. Landlord shall exercise the Expansion Option (if not previously exercised) and proceed with the Expansion if Tenant gives Landlord the Expansion Notice at any time before July 1, 2001 and all of the
                                                              ---
requirements described below are satisfied (each, an "Expansion Requirement" and collectively, the "Expansion Requirements"):

          (i) Tenant has entered into binding, third-party contracts that provide, in the aggregate, at least the following guaranteed minimum economic benefits to Tenant, subject only to contractual targets, requirements, goals, milestones, and/or deliverables that Tenant is reasonably capable of meeting (as reasonably determined by Landlord, in good faith):

               A. net revenues to Tenant (before taxes) of $30,000,000.00 over a 3-year period beginning not more than 3 months after the date Landlord receives Tenant's Expansion Notice; and
                                    ---

               B. net revenues to Tenant (before taxes) of $75,000,000.00 over a 5-year period beginning not more than 6 months after the date Landlord receives Tenant's Expansion Notice; and

          (ii) Landlord reasonably determines, in good faith, that there has been no material, adverse change since the Effective Date in Tenant's financial position (including, without limitation, Tenant's net worth, profitability, or liquidity).

If Tenant does not satisfy all of the Expansion Requirements, Landlord may elect
                           ---
to exercise the Expansion Option (if not previously exercised) and to proceed with the Expansion or may elect not to exercise the Expansion Option (if not previously exercised) or to proceed with the Expansion by giving Notice to Tenant of such election within 30 days after receipt of the Expansion Notice.
If Landlord elects not to exercise the Expansion Option (if not previously exercised) or to proceed with the Expansion, this Lease shall continue in full force and effect without any changes in the rights and obligations of the parties.

     (c) From July 1, 2001, through Expansion Right Expiration Date. If Tenant gives Landlord the Expansion Notice at any time from July 1, 2001, through the Expansion Right Expiration Date, Landlord may elect to exercise the Expansion Option (if not previously exercised) and to proceed with the Expansion or may elect not to exercise the Expansion Option (if not previously exercised) or to proceed with the Expansion by giving Notice to Tenant of such election within 10 business days after receipt of the Expansion Notice. If Landlord elects not to exercise the Expansion Option (if not previously exercised) or to proceed with the Expansion, Landlord and Tenant shall negotiate regarding the Expansion in good faith for a reasonable period of time not to exceed 10 business days (provided that such negotiations must conclude at least 5 business days prior to the Expansion Option Expiration Date). Only if Landlord and Tenant cannot reach an agreement regarding the Expansion after such good faith negotiations and Tenant gives Landlord Notice that Tenant still elects to proceed with the Expansion, (i) Landlord shall assign to Tenant all of Landlord's rights in connection with the Expansion Option, (ii) Tenant, at Tenant's sole cost and expense, may exercise the Expansion Option and design, permit, and construct the Expansion (provided that all rights in connection with the Expansion Option shall automatically revert to Landlord if Tenant does not exercise the Expansion Option within 3 business days after its assignment to Tenant), and (iii)

Landlord shall reasonably cooperate with Tenant's efforts to design, permit, and construct the Expansion. If Landlord and Tenant cannot reach an agreement regarding the Expansion after good faith negotiations and Tenant elects not to proceed with the Expansion, this Lease shall continue in full force and effect without any changes in the rights and obligations of the parties except that the Expansion Right shall terminate.

          (d) Expansion Lease. If the parties jointly proceed with the Expansion as a result of the operation of the foregoing provisions, Landlord and Tenant shall enter into a separate lease agreement covering the Expansion (the "Expansion Lease"). Under all circumstances, the term of the Expansion Lease shall be at least 10 years and shall be adjusted as necessary to make the Expansion Lease expire at the same time as this Lease expires, provided that Tenant shall be deemed to have exercised any Extension Rights that may be necessary in order for this Lease to expire no less than 10 years after the commencement date of the Expansion Lease. If the Expansion occurs as a result of the operation of paragraph (b) above, the Expansion Lease shall be on the same legal and economic terms as this Lease (including the Work Letter but excluding the Greenhouse). If the Expansion occurs as a result of the operation of paragraph (c) above, the Expansion Lease shall be on the same legal terms as this Lease (including the Work Letter but excluding the Greenhouse) and on such economic terms as shall be mutually determined by the parties after negotiating in good faith for a reasonable period of time, provided, however, that if
                                               --------  -------
Landlord and Tenant cannot reach an agreement regarding the economic terms of the Expansion Lease after negotiating in good faith for a reasonable period of time, Tenant may elect, at Tenant's sole cost and expense, to unilaterally design, build, and pay for the Additional Building. If Tenant elects to do so, Tenant shall provide to Landlord, for Landlord's written approval (which approval may not be unreasonably withheld or delayed), copies of any plans, specifications, bid proposals, work contracts, or other information concerning the nature and cost of the Additional Building that Tenant may have in its possession or control, including the identities and mailing addresses of all persons performing work or supplying materials (collectively, "Additional Building Information"). If Landlord approves the Additional Building Information, Landlord may impose such conditions on Tenant in connection with the commencement, performance, and completion of the Additional Building as Landlord may deem appropriate (in Landlord's reasonable discretion). Any request for approval of the Additional Building Information shall be in writing and delivered to Landlord not less than 15 business days before construction is scheduled to begin. Landlord's right to review the Additional Building Information and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that either the Additional Building Information or the construction complies with applicable Legal Requirements. Tenant, at its sole cost and expense, shall cause the Additional Building to comply with insurance requirements known to Tenant and with applicable Legal Requirements. Tenant will give Landlord Notice at least 5 days (or any longer period that may be required under the Ground Lease) before beginning construction on the Additional Building so that Landlord may post on and about the Premises and the Additional Site notices of non-responsibility pursuant to applicable law. Tenant, at its sole cost and expense, shall correct any faulty work or inadequate cleanup done by Tenant or its contractors within 5 business days after Notice of the same from Landlord, and Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any reasonable and necessary expenses incurred by Landlord by reason of such faulty work or inadequate cleanup or by reason of delays caused by the same.

          (e) Exceptions. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant:

               (i) during any period of time that Tenant is in Default under any provision of this Lease; or

               (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 consecutive month period prior to the date on which Tenant seeks to exercise the Expansion Right.

          (f) Termination. Landlord, in Landlord's sole and absolute discretion, may terminate the Expansion Right, even after Tenant's due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the Expansion Lease, (i) Tenant fails to timely cure any Default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the Expansion Lease, whether or not such Defaults are cured.

          (g) Rights Personal. The Expansion Right is personal to Tenant and is not assignable separate and apart from this Lease, except that it may be assigned in connection with any Approved Transfer, as defined in Section 22.
                                                                 ----------

     41. Right to Extend Term. Tenant shall have the right to extend the Term upon the following terms and conditions:

          (a) Extension Rights. Tenant shall have 2 consecutive rights (each, an "Extension Right"} to extend the term of this Lease for 5 years each (each, a "Term Extension") on the same terms and conditions as this Lease by giving Notice to Landlord of Tenant's election to exercise each Extension Right at least 12 months prior to the expiration of the Term or the expiration of any prior Term Extension. During any Term Extension, Base Rent shall be payable at the "Market Rate" (as defined below), but in no event less than the Base Rent payable as of the date immediately preceding the commencement of such Term Extension. Base Rent shall be adjusted on the commencement of each Term Extension and on each annual anniversary of the commencement of such Term Extension shall be increased by a percentage determined by Landlord and Tenant at the time the Market Rate is determined (the "Extension Rent Adjustment Percentage"). As used herein, "Market Rate" shall mean the then market rental rate as determined by Landlord and Tenant, taking into account the base rent then payable at Similar Facilities. If, on or before the date that is 180 days prior to the expiration of the Term or the expiration of any prior Term Extension, Tenant has not agreed with Landlord's determination of the Market Rate and the Extension Rent Adjustment Percentage during such subsequent Term Extension after negotiating in good faith, Tenant may elect arbitration as described in Section 41(b) below. If Tenant does not elect such arbitration,
             -------------
Tenant shall be deemed to have waived any right to extend, or further extend, the Term and all of the remaining Extension Rights shall terminate.

          (b)  Arbitration.

               (i) Within 10 business days of Tenant's election to arbitrate the Market Rate and the Extension Rent Percentage Adjustment, each party shall deliver to the other a proposal containing the Market Rate and the Extension Rent Percentage Adjustment that the submitting party believes to be correct ("Extension Proposal"). If either party fails to timely submit an Extension Proposal, the other party's Extension Proposal shall determine the Base Rent and the Extension Rent Percentage Adjustment for the Term Extension. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 business days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single "Arbitrator" (as defined below) to determine the Market Rate and the Extension Rent Percentage Adjustment. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by Notice delivered to the other within 10 business days after the meeting, select an Arbitrator. If either party fails to timely give Notice of its selection for an Arbitrator, the other party's Extension Proposal shall determine the Base Rent and the Extension Rent Percentage Adjustment for the Term Extension. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a 3rd Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the 3rd Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such 3rd Arbitrator by application to any Judge of the trial level court in the jurisdiction in which the Project is located, upon 10 days prior Notice to the other party of such intent.

          (ii) The authority of the Arbitrator(s) shall be limited strictly to a selection of either Landlord's Extension Proposal in its entirety or Tenant's Extension Proposal in its entirety as the Extension Proposal that most closely approximates the Market Rate and the Extension Rent Percentage Adjustment. The Arbitrator(s) shall have no authority to create an independent structure of the Market Rate and the Extension Rent Percentage Adjustment, combine elements of both Extension Proposals to create a third, or compromise or alter in any way any of the components of the Extension Proposals submitted by the parties. The sole decision to be made shall be which of the parties' Extension Proposals in its entirety shall determine the Market Rate and the Extension Rent Percentage Adjustment for the Term Extension.

          (iii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the 3rd Arbitrator, as applicable. The decision of the single Arbitrator or majority of the 3 Arbitrators shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the 3rd Arbitrator shall be borne equally by both parties. If the Market Rate and the Extension Rent Percentage Adjustment are not determined by the first day of the Term Extension, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Term Extension until such determination is made. After the determination of the Market Rate and the Extension Rent Percentage Adjustment, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and the Extension Rent Percentage Adjustment for the Term Extension.

          (iv) An "Arbitrator" shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be
(A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the Sub-Market, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the Sub-Market, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

          (c) Rights Personal. The Extension Rights are personal to Tenant and are not assignable separate and apart from this Lease, except that they may be assigned in connection with any Approved Transfer, as defined in Section 22 of
                                                                 ----------
this Lease.

          (d) Exceptions. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights:

               (i) during any period of time that Tenant is in Default under any provision of this Lease; or

               (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 consecutive month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured.

          (e) No Extensions. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of the Tenant's inability to exercise the Expansion Rights.

          (f) Termination. Landlord, in Landlord's sole and absolute discretion, may terminate the Extension Rights, even after Tenant's due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of a Term Extension, (i) Tenant fails to timely cure any Default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Term Extension, whether or not such Defaults are cured.

     42. Greenhouse. Landlord shall make available to Tenant a loan in the maximum amount of $1,200,000.00 to be used by Tenant solely for the construction of the Greenhouse (the "Greenhouse Loan"). Tenant shall be solely responsible for (x) any amount that the cost of constructing the Greenhouse exceeds the amount of the Greenhouse Loan, and (y) all maintenance, repairs, and other costs and expenses related to the Greenhouse. Landlord shall make the Greenhouse Loan to Tenant by the date that is 30 days after Landlord's approval of the designs and plans for the Greenhouse submitted by Tenant, on the terms and conditions set forth in the various loan documents evidencing, securing, and pertaining to the Greenhouse Loan, which loan documents shall be substantially in the forms attached to this Lease as Exhibit N, with the blanks filled in, together with
                          ---------
any other forms reasonably requested by Landlord and agreed to by Tenant (the "Greenhouse Loan Documents"). The terms and conditions of the Greenhouse Loan shall include, without limitation: (i) an interest rate of 11.50% per annum;
(ii) full amortization of principal and interest over 10 years, with monthly payments of principal and interest ("Greenhouse Loan Payments") due on the first day of each month; (iii) a lien in favor of Landlord on all structural components of the Greenhouse; (iv) additional security in favor of Landlord in the form of a cash deposit given to Landlord by Tenant in an amount approximately equal to the sum of 6 Greenhouse Loan Payments (Landlord shall hold such cash in an interest bearing account (which may contain Landlord's own funds), with any interest accruing on such cash being for Tenant's benefit), and (v) a provision permitting Landlord to declare a default under the Greenhouse Loan upon the occurrence of a Default by Tenant under this Lease. The Greenhouse Loan Documents shall include all documents deemed reasonably necessary by, and otherwise shall be in form and substance reasonably required by, Landlord and Landlord's legal counsel, and shall contain representations and warranties, affirmative and negative covenants, rights and remedies upon default, and other standard provisions customary for loans of similar type and amount.

     Subject to any necessary permits, licenses, approvals, certificates, or other entitlements required by any Governmental Authority exercising or having jurisdiction, Landlord and Tenant reasonably believe that an additional approximately 5,300 square feet of commercial greenhouse space (the "Additional Greenhouse") can be constructed on the Site. Tenant, at Tenant's sole cost and expense, may design, permit, and construct the Additional Greenhouse, which Additional Greenhouse shall comply with the terms and conditions of Section 12
                                                                    ----------
above that are applicable to Alterations other than Non-Structural Alterations.

     During the Term and any Term Extension, Tenant shall retain fee title to the Greenhouse and, if constructed, the Additional Greenhouse (collectively, the "Greenhouses"). Upon the expiration or earlier termination of this Lease, Tenant, at Landlord's election, shall (a) transfer to Landlord all of Tenant's right, title, and interest in either or both of the Greenhouses and the Greenhouses so transferred shall remain at the Project, or (b) remove either or both of the Greenhouses and restore the Site substantially to the condition that existed prior to the construction of the Greenhouses being removed. Landlord shall notify Tenant of Landlord's election within 30 days of the expiration or earlier termination of this Lease or, in the event Tenant elects not to exercise any Extension Right, within 3 months after Tenant's notification to Landlord of such election by Tenant. If Landlord elects to have Tenant transfer to Landlord all of Tenant's right, title, and interest in either or both of the Greenhouses, Landlord shall give Tenant Notice before soliciting or accepting from any person or entity other than an existing or new tenant of the Project any offers to purchase or otherwise acquire the Greenhouses so transferred and Tenant shall have the right to make the first offer to purchase any such Greenhouses by giving Landlord Notice of the terms of such offer within 10 business days after receiving Landlord's Notice.

     43. Warrant Agreement. Concurrently with the execution of this Lease, Landlord and Tenant shall execute and deliver the Warrant Agreement attached hereto as Exhibit M.
          ---------

     44.  Miscellaneous.

          (a) Notices. Any communication, notice, or demand of any kind whatsoever that either party may be required or may desire to give to or serve on the other party (a "Notice") shall be in writing and shall be deemed duly given if delivered in person or sent by reputable overnight guaranty courier, addressed to the parties at their addresses set forth in the Basic Lease Provisions. Either party may designate from time to time a new address for receipt of future Notices by giving the other party Notice of such new address at least 5 days prior to the effective date of such new address.

          (b) Joint and Several Liability. If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, each shall be jointly and severally liable for the obligations of Tenant.

          (c) Landlord Consents. Except as otherwise expressly provided in this Lease or as otherwise required by law, Landlord retains the absolute right to withhold any consent or approval. Further, regardless of any standard that may be applicable to any consent or approval rights given to Landlord hereunder, Landlord shall be justified in withholding, and shall not incur any liability for so withholding, any consent or approval to any action, document, or matter that Landlord determines, in its sole and absolute discretion, will or might adversely affect Landlord's status as a "real estate investment trust".

          (d) Financial Information. During the Term and any Term Extension, Tenant shall provide Landlord with the following financial information or business related reports:

               (i) Unaudited quarterly financial statements within 30 days after the end of each of Tenant's fiscal quarters;

               (ii) Audited annual financial statements within 90 days after the end of each of Tenant's fiscal years; and

               (iii) Updates to Tenant's business plan no less than once every 12 months and otherwise within 30 days after the completion and/or submittal of any such update to Tenant's board of directors.

          (e) Recordation. This Lease shall not be recorded or filed by or on behalf of Tenant in any public record. Notwithstanding the foregoing, upon Tenant's request and at Tenant's sole cost and expense, Landlord shall prepare, execute, and cause to be recorded or filed a memorandum of this Lease, which memorandum shall contain only the following information and any other additional information that may be required by applicable law: (i) the names of the parties to this Lease, (ii) a description of the Site and the Premises, (iii) the Commencement Date, (iv) the Term, and (v) the Extension Rights.

          (f) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

          (g) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

          (h) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

          (i) Choice of Law. Construction and interpretation of this Lease shall be governed by and construed and enforced in accordance with the internal laws of the state in which the Premises are located, without regard to choice of law principles of such state.

          (j) Time. Time is of the essence as to the performance of each party's obligations under this Lease.

          (k) Attorneys Fees. If either Landlord or Tenant reasonably seeks legal services with respect to' the proper interpretation or enforcement of this Lease, the party receiving substantially the result it sought or defended (the "Prevailing Party"), whether by award, judgment, stipulation, settlement, workout, default, or otherwise and whether or not any legal action may have been instituted or instituted and then voluntarily dismissed, shall be entitled to recover from the adverse party all reasonable fees and costs incurred by the Prevailing Party in connection with such legal services ("Legal Fees"). Legal Fees include, without limitation, (i) fees, costs, and expenses of any engineers, accountants, appraisers, consultants, brokers, and other professionals or experts retained or consulted by the Prevailing Party, and other costs and expenses of investigation or analysis incurred by the Prevailing Party in support of its position, and (ii) all such fees, costs, and expenses incurred in any aspect of the legal process, whether out-of-court negotiations, mediation, arbitration, commencement of suit, discovery, law and motion, trial, appellate proceedings, or any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11, or 13 of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., or any successor statutes.
                    -- ---

          (l) No Third Party Benefits. Landlord and Tenant do not intend by any provision of this Lease to confer any right, remedy, or benefit upon any third party, and no third party shall be entitled to enforce, or otherwise shall acquire any right, remedy, or benefit by reason of, any provision of this Lease.

          (m) Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute a single agreement with the same effect as if all parties had signed the same signature page. Any signature page from any counterpart of this Lease, signed only by one party, may be detached from such counterpart and re-attached to any other counterpart of this Lease that has a signature page signed only by the other party.

          (n) Integration. This Lease and all exhibits and addenda attached hereto constitute the entire understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written representations, statements, documents, understandings, and agreements with respect thereto.

          (o) Successors and Assigns. without limiting in any way the provisions of Section 22, this Lease shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

          (p) No Waiver; Remedies Cumulative. No purported waiver of any provision of this Lease shall be binding unless such waiver is in writing and signed by the party to be bound. In addition, no waiver of any provision of this Lease shall be deemed, or shall constitute, a waiver of any other provision of this Lease, whether or not similar, nor shall any waiver constitute a continuing waiver. Further, no failure to exercise and no delay in exercising any power, right, remedy, or privilege under this Lease shall impair such power, right, remedy, or privilege or shall be deemed, or shall constitute, a waiver of any default under this Lease or acquiescence therein, nor shall any single or partial exercise of any such power, right, remedy, or privilege preclude any other or further exercise thereof or of any other power, right, remedy, or privilege. Finally, all powers, rights, remedies, and privileges existing under this Lease are cumulative, in addition to, and not exclusive of any other powers, rights, remedies, or privileges otherwise available to the parties to this Lease.

          (q) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. Except to the extent expressly provided otherwise herein, if there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

                           [Signatures on Next Page]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Agreement as of the day and year first above written.

                         TENANT:

                         PARADIGM GENETICS, INC., (SEAL)
                         a North Carolina corporation

                         By:_____________________________
                         Its:____________________________


ATTEST: ___________________
Its:______________Secretary


[CORPORATE SEAL]

                         LANDLORD:

                         ARE-104 ALEXANDER ROAD, LLC,
                             (SEAL)
                         a Delaware limited liability company

                         By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                              (SEAL)

                         a Delaware limited partnership, managing member

                              By:  ARE-QRS CORP., (SEAL)
                                   a Maryland corporation, general partner


                         By:  __________________________________

                         Its: __________________________________

ATTEST: ___________________
Its ___________________ Secretary


[CORPORATE SEAL]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Agreement as of the day and year first above written.

                         TENANT:

                         PARADIGM GENETICS, INC., (SEAL)
                         a North Carolina corporation

                         By    __________________________________________

                         Its:  __________________________________________


ATTEST: __________________
Its __________________ Secretary


[CORPORATE SEAL]

                         LANDLORD:

                         ARE-104 ALEXANDER ROAD, LLC, (SEAL)
                         a Delaware limited liability company

                         By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                              (SEAL)
                              a Delaware limited partnership, managing member

                              By:  ARE - QRS CORP., (SEAL)
                                   a Maryland corporation, general partner

                                   By:______________________________________
                                   Its:_____________________________________

ATTEST:_________________________
Its __________________ Secretary


[CORPORATE SEAL]

                                  EXHIBIT A-I

                              DESCRIPTION OF SITE

Being a particular tract or tracts of land located in Durham County, Triangle Township, Research Triangle Park, North Carolina and being further described below:

BEGINNING at a point, said point being located the following courses from NC Geodetic Monument "Triad", said NC Geodetic Monument bearing NC Grid Coordinates NAD 83 of N:238,772.801 Meters, E:620,488.448 Meters; Thence from said monument, South 0103412611 West a ground distance of 3,011.37 feet to an existing R/W Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence with said right-of-way along a curve to the right having a radius of 2846.41 feet, an arc length of 153.75 feet and being subtended by a chord bearing and distance of South 0204311511 West, 153.73 feet to an existing concrete R/W Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence leaving said right-of-way, North 8702014411 West a distance of 142.69 feet to a point, said point being the POINT AND PLACE OF BEGINNING.

Thence, from the POINT AND PLACE OF BEGINNING South 02(degree)44'10l" West a distance of 100.85 feet to a point; Thence, North 8904912511 West a distance of
85.25 feet to a point; Thence, South 0203310111 West a distance of 80.34 feet to a point; Thence, North 8904912511 West a distance of 157.55 feet to a point; Thence, South 0202612411 West a distance of 88.04 feet to a point; Thence, North 8904912511 West a distance of 52.18 feet to a point; Thence, South 0202612411 West a distance of 336.73 feet to a point; Thence, North 8804312911 West a distance of 276.76 feet to an existing concrete monument; Thence, North 0101612411 East a distance of 330.28 feet to an existing concrete monument; Thence, North 8800312911 West a distance of 22.85 feet to a new iron pipe; Thence, North 8405113311 West a distance of 150.08 feet to an existing concrete monument; Thence, North 05010l14 East a distance of 235.37 feet to a new iron pipe; Thence, South 8703611411 East a distance of 150.23 feet to a new iron pipe; Thence, North 0500914611 East a distance of 16.45 feet to a new iron pipe; Thence, South 8703611411 East a distance of 105.32 feet to a new iron pipe; Thence, North 0203911611 East a distance of 36.22 feet to a new iron pipe; Thence, South 8702014411 East a distance of 483.95 feet to the POINT AND PLACE OF BEGINNING and containing 265,020.77 sq. ft. (6.084 acres), and being shown on a particular survey or plat entitled "ALTAIACSM Property Survey - 104 T.W. Alexander Drive", project number 98321.01, prepared by Barbara H. Mulkey Engineering, Inc., dated 04/30/99 and revised 07/21/99.

                                  EXHIBIT A-2

                         DESCRIPTION OF ADDITIONAL SITE

Being a particular tract or tracts of land located in Durham County, Triangle Township, Research Triangle Park, North Carolina and being further described below:

BEGINNING at a point, said point being located the following courses from NC Geodetic Monument "Triad", said NC Geodetic Monument bearing NC Grid Coordinates NAD 83 of N:238,772.801 Meters, E:620,488.448 Meters; Thence from said monument, South 01(degree)34'26" West a ground distance of 3,011.37 feet to an existing RJW Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence with said right-of-way along a curve to the right having a radius of 2846.41 feet, an arc length of 153.75 feet and being subtended by a chord bearing and distance of South 02o43I159l West, 153.73 feet to an existing concrete R/W Monument set in the westerly right-of-way of T.W. Alexander Drive, said monument being the

POINT AND PLACE OF BEGINNING.

Thence, from the POINT AND PLACE OF BEGINNING along the right-of-way of T.W. Alexander Drive with a curve to the right having a radius of 2846.41 feet, an arc length of 610.47 feet and being subtended by a chord bearing and distance of South 04o58l14I West, 609.30 feet to an existing concrete monument; Thence, North 88o4329" West a distance of 411.30 feet to a point; Thence, North 020262411 East a distance of 336.73 feet to a point; Thence, South 89o4925 East a distance of 52.18 feet to a point; Thence North 02o26l24I East a distance of
88.04 feet to a point; Thence, South 89o4925I East a distance of 157.55 feet to a point; Thence, North 02033l01" East a distance of 80.34 feet to a point; Thence, South 89049 25lI East a distance of 85.25 feet to a point; Thence North 0204411011 East a distance of 100.85 feet to a point; Thence, South 87o20I44 I East a distance of 142.69 feet to the POINT AND PLACE OF BEGINNING and containing 214,139.28 sq. ft. (4.916 acres), and being shown on a particular survey or plat entitled "ALTA/ACSM Property Survey -104 T.W. Alexander Drive", prepared by Barbara H. Mulkey Engineering, Inc., dated 04/30/99 and revised 07/21/99.

                                   EXHIBIT B

                            DESCRIPTION OF PREMISES

                                   EXHIBIT A

                            Description of Property

Being a particular tract or tracts of land located in Durham County, Triangle Township, Research Triangle Park, North Carolina and being further described below:

BEGINNING at a point, said point being located the following courses from NC Geodetic Monument "Triad", said NC Geodetic Monument bearing NC Grid Coordinates NAD 83 of N:238,772.801 Meters, E:620,488.448 Meters; Thence from said monument, South 01(degree)34'26" West a ground distance of 3,011.37 feet to an existing RIVV Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence with said right-of-way along a curve to the right having a radius of 2846.41 feet, an arc length of 153.75 feet and being subtended by a chord bearing and distance of South 020431591 West, 153.73 feet to an existing concrete RN'! Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence leaving said right-of-way, North 870209441 West a distance of 142.69 feet to a point, said point being the POINT AND PLACE OF BEGINNING.

Thence, from the POINT AND PLACE OF BEGINNING South 02(degree)44'10" West a distance of 100.85 feet to a point; Thence, North 89(degree)49'25" West a distance of 85.25 feet to a point; Thence, South 02(degree)33'01" West a distance of 80.34 feet to a point; Thence, North 89(degree)49'25" West a distance of 157.55 feet to a point; Thence, South 02(degree)26'24" West a distance of 88.04 feet to a point; Thence, North 89(degree)49'25" West a distance of 52.18 feet to a point; Thence, South 02(degree)26'24" West a distance of 336.73 feet to a point; Thence, North 88(degree)43'29" West a distance of 276.76 feet to an existing concrete monument; Thence, North 01(degree)16'24" East a distance of 330.28 feet to an existing concrete monument; Thence, North 88(degree)03'29" West a distance of 22.85 feet to a new iron pipe; Thence, North 84(degree)51'33" West a distance of 150.08 feet to an existing concrete monument; Thence, North 05(degree)10'14" East a distance of
235.37 feet to a new iron pipe; Thence, South 8703691499 East a distance of
150.23 feet to a new iron pipe; Thence, North 05(degree)09'46" East a distance of 16.45 feet to a new iron pipe; Thence, South 87(degree)36'14" East a distance of 105.32 feet to a new iron pipe; Thence, North 02(degree)39'16" East a distance of 36.22 feet to a new iron pipe; Thence, South 87(degree)20'44" East a distance of 483.95 feet to the POINT AND PLACE OF BEGINNING and containing 265,020.77 sq. ft. (6.084 acres), and being shown on a particular survey or plat entitled "ALTA/ACSM Property Survey - 104 T.W. Alexander Drive", project number 98321.01, prepared by Barbara H. Mulkey Engineering, Inc., dated 04/30/99 and revised 07/21/99.

Greenhouse; (ii) other Greenhouse Costs; and (iii) costs and expenses incurred in connection with the Loan and Borrower's undertaking hereunder and under the Loan Documents, which proceeds shall be disbursed in accordance with the following terms and conditions:

          (i) Notice of Advance.  Lender shall furnish to Borrower, with respect
              -----------------
to each proposed Construction Holdback Advance, a notice of advance ("Notice of Advance"), on forms approved by Lender and Borrower, with all blanks appropriately filled in, setting forth such details concerning construction of the Greenhouse as Lender may deem necessary or appropriate, including, without limitation, (a) a certificate or statement completed and duly executed by the Contractor and the Architect with respect to the status of construction of the Greenhouse and the amount of the Construction Holdback Advance in the form of the Application and Certificate for Payment (AIA documents G702 and G703), which certificate or statement shall include a detailed breakdown of the applicable percentages of completion and costs of the various phases of construction of the Greenhouse, showing the amounts expended to date for such construction, the amounts then due and unpaid, and an itemized estimate of the amount necessary to complete construction of the Greenhouse in its entirety; and (b) if not previously provided by Borrower, receipted invoices, bills of sale, or other written evidence of payment by Borrower of any costs or expenses that Borrower has agreed to pay separately from funds other than the proceeds of the Loan (e.g, payments of amounts due to the Architect). The foregoing requirements for
 ---
each Notice of Advance are based on the guaranty of lien-free completion plus the bonding requirements contained in the Construction Contract. Lender hereby reserves the right to require, in Lender's reasonable discretion, receipted invoices or bills of sale and conditional partial releases of lien (on forms approved by Lender and Borrower (e.g., the forms set forth on Exhibit C attached
                                                              ---------
hereto and made a part hereof)) from each materials dealer, laborer, and subcontractor who has done work or furnished materials for construction of the portion of the Greenhouse covered by each prior Notice of Advance theretofore funded by Lender, it being understood and agreed that the failure to obtain such unconditional releases as to any Construction Holdback Advance as of the next succeeding Construction Holdback Advance shall entitle Lender, in its reasonable discretion, to withhold all further Construction Holdback Advances until such time as unconditional releases of lien have been received from each materials dealer, laborer, and subcontractor who has theretofore done work or furnished materials for construction of the Greenhouse.

          (ii) Additional Disbursement Conditions Applicable To All Advances.
               -------------------------------------------------------------
Subject to the provisions of this Note, Lender shall disburse Construction Holdback Advances directly to Contractor or to any subcontractor within 10 business days after (1) Lender has received all required supporting documentation for the Notice of Advance, completed to Lender's reasonable satisfaction, and (2) all of the following conditions have been satisfied with respect to such Construction Holdback Advance:

          (a) Loan Balancing.  As agreed in Section 7.8 of the Work Letter,
              --------------                -----------
Lender is under no obligation to bear any portion of the Greenhouse Costs and has only the obligation to disburse proceeds of the Loan in accordance with the terms and conditions of the Loan Documents. Lender shall not be obligated to disburse any Construction Holdback Advance if Lender reasonably determines at that time that the Loan is not "in balance" i.e, the remaining Greenhouse Costs
                                            ----
exceed the remaining undisbursed proceeds of the Loan. The Loan shall be "in balance" only at such times as Borrower has invested sufficient funds into the payment of

Greenhouse Costs so that, in Lender's reasonable judgment, the undisbursed portion of the Holdback for Construction (including any previously unallocated contingency funds, if any) shall be sufficient to complete construction of and maintain the Greenhouse and pay all Greenhouse Costs until repayment in full of the Loan. The determination as to whether the Loan is "in balance" may be made by Lender at any time, including with each Notice of Advance. Upon at least five Business Days' written notice from Lender that the Loan is not "in balance", Borrower shall either (x) deposit with Lender, in cash or cash equivalents, the amount that Lender, in its reasonable opinion, deems necessary to put the Loan "in balance" or (y) furnish Lender with paid invoices, bills, and receipts indicating that Borrower has paid, from Borrower's own funds, for the Greenhouse Costs in a sufficient amount to put the Loan "in balance". Any amounts that are deposited with Lender to put the Loan "in balance" shall be the next funds disbursed by Lender, subject to the terms and conditions of this Note. Lender shall pay no interest on such deposited funds. Any failure or refusal by Borrower to comply with the provisions of this subparagraph shall be deemed a material default under this Note and an Event of Default under the Loan Documents. If upon substantial completion of the Greenhouse and the payment of all sums due in connection therewith there remain any undisbursed proceeds of the Loan, Borrower shall be entitled to such undisbursed proceeds solely to the extent of any deposits that Borrower actually made with Lender in order to put the Loan "in balance".

          (b) Supporting Documentation.  Borrower shall provide or cause to be
              ------------------------
provided all of the following supporting documentation within five Business Days after receiving each Notice of Advance: (i) a certification by Borrower that no Potential Default or Event of Default has occurred and is continuing, and that all representations made by Borrower in any of the Loan Documents are correct in all material respects as of the date of the Notice of Advance (ii) if not previously furnished to Lender, evidence of all insurance required by the Loan Documents and construction bonding required hereunder; and (iii) such other documents and information relating to the construction of the Greenhouse as Lender may reasonably request.

          (c) Completion of Greenhouse.  The progress of construction shall be,
              ------------------------
in Lender's reasonable estimation, sufficient so that the Greenhouse shall be completed on or prior to the Completion Date. Subject to the terms and conditions of the Loan Documents, any damage to the Greenhouse shall have been promptly repaired or restored to its condition prior to such damage, reasonable wear and tear excepted, in accordance with the Loan Documents.

          (d) Eminent Domain.  There shall have been no action taken against the
              --------------
Greenhouse or Borrower's interest in the Project with regard to the powers of eminent domain.

          (e) Bankruptcy.  There shall have been no filing by or against
              ----------
Borrower of any petition for bankruptcy, for reorganization, for the appointment of a receiver or trustee, or for the making of an assignment for the benefit of creditor, which petition is not withdrawn or dismissed, or which appointment or assignment is not canceled and terminated prior to the funding of such Construction Holdback Advance. The parties acknowledge and agree that this Note is a contract to make a loan (extend debt financing or finance accommodations) within the meaning of the Bankruptcy Code, 11 U.S.C. Section 365(c)(2) and
Section 365(e)(2)(B).

          (f) Modifications To Sources and Uses Schedule.  Lender shall have
              ------------------------------------------
received and approved any modifications to the Sources and Uses Schedule.

          (g) Payment of Greenhouse Costs.  Lender shall have received evidence
              ---------------------------
that either (i) all Greenhouse Costs have been paid in full (including, but not limited to, copies of paid invoices and unconditional lien releases), or (ii) unpaid Greenhouse Costs shall be paid from the proceeds of the requested Construction Holdback Advance (including, but not limited to, copies of invoices and conditional lien releases).

          (h) Lender's Inspector.  Throughout the course of construction of the
              ------------------
Greenhouse, Lender shall have the right to employ, at Lender's sole cost and expense, a third-party construction consultant ("Lender's Inspector") to review as agent for Lender all construction activities undertaken in regard to the Greenhouse, which inspector shall certify or otherwise indicate to Lender the progress of the construction of the Greenhouse to the date of each Notice of Advance and that such construction complies with the Plans and the Sources and Uses Schedule, with such certificate and indication from Lender's Inspector to be a further condition precedent to Lender's disbursement of each Advance.

          (i)  Construction Schedule.  A schedule for completion of the
               ---------------------
Greenhouse, updated monthly with each Notice of Advance, initialed by Architect and Contractor.

          (iii)  Change Orders.  Neither Borrower nor Contractor shall permit
                 -------------
any amendments or modifications of the Plans, the Construction Contract, or any Major Subcontracts, or the performance of any work pursuant to such amendments or modifications, except in accordance with the terms and conditions of the Work Letter (including, but not limited to, Sections 6, 6.1 and 6.2).

          (iv) Interest on Construction Holdback Advance.  Each Construction
               -----------------------------------------
Holdback Advance shall include specific requested amounts for interest payable hereunder for the remaining portion of the calendar month in which the Advance is made, plus any fees, costs, expenses, and other amounts payable to Lender pursuant to this Note or the Loan Agreement in connection with such Advance; provided, however, that with respect to any Notice of Advance that complies with
--------  -------
the requirements hereof but does not include such additional amounts, Lender may determine, but shall not be obligated to determine, the amount of such interest, fees, costs, expenses, and other amounts due or payable to Lender and increase the amount of the Construction Holdback Advance, and upon Lender's delivery of written notice of such determination to Borrower, the subject Notice of Advance shall be deemed to have been amended to increase its amount by the amount of such additional items and amounts.

          (v) Final Construction Holdback Advances.  Subject to the provisions
              ------------------------------------
of the Loan Documents, and so long as there is no Potential Default or Event of Default, a disbursement of the Loan proceeds totaling 10.00% of the amount of the Construction Contract, comprising the Contractor's final draw request thereunder, will be disbursed upon the satisfaction of the following: (a) the Greenhouse shall have been completed substantially in accordance with the terms of the Work Letter, and (b) Lender shall have received or waived the receipt of
(i) unconditional lien releases covering all previously disbursed Construction Holdback Advances together with conditional lien releases covering the final Construction Holdback Advance, (ii) a certificate of occupancy acceptable to Lender covering the Greenhouse, and (iii) the Architect's written certification that the Greenhouse has been completed substantially in accordance with the Plans therefor, that all utility connections for the Greenhouse have been completed, and that the Greenhouse is otherwise fully operational and fully ready for the occupancy and use contemplated in the Lease.

                                  EXHIBIT A-1

                              DESCRIPTION OF SITE
                              -------------------

Being a particular tract or tracts of land located in Durham County, Triangle Township, Research Triangle Park, North Carolina and being further described below:

BEGINNING at a point, said point being located the following courses from NC Geodetic Monument "Triad", said NC Geodetic Monument bearing NC Grid Coordinates NAD 83 of N:238,772.801 Meters, E:620,488.448 Meters; Thence from said monument, South 01(degree)34'26" West a ground distance of 3,011.37 feet to an existing R/W Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence with said right-of-way along a curve to the right having a radius of 2846.41 feet, an arc length of 153.75 feet and being subtended by a chord bearing and distance of South 02(degree)43'15" West, 153.73 feet to an existing concrete R/W Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence leaving said right-of-way, North 87(degree)20'44" West a distance of 142.69 feet to a point, said point being the POINT AND PLACE OF BEGINNING.

Thence, from the POINT AND PLACE OF BEGINNING South 02(degree)44'10" West a distance of 100.85 feet to a point; Thence, North 89(degree)49'25" West a distance of 85.25 feet to a point; Thence, South 02(degree)33'01" West a distance of 80.34 feet to a point; Thence, North 89(degree)49'25" West a distance of 157.55 feet to a point; Thence, South 02(degree)26'24" West a distance of 88.04 feet to a point; Thence, North 89(degree)49'25" West a distance of 52.18 feet to a point; Thence, South 02(degree)26'24" West a distance of 336.73 feet to a point; Thence, North 88(degree)43'29" West a distance of 276.76 feet to an existing concrete monument; Thence, North 01(degree)16'24" East a distance of 330.28 feet to an existing concrete monument; Thence, North 88(degree)03'29" West a distance of 22.85 feet to a new iron pipe; Thence, North 84(degree)51'33" West a distance of 150.08 feet to an existing concrete monument; Thence, North 05(degree)10'14" East a distance of
235.37 feet to a new iron pipe; Thence, South 87(degree)36'14" East a distance of 150.23 feet to a new iron pipe; Thence, North 05(degree)09'46" East a distance of 16.45 feet to a new iron pipe; Thence, South 87(degree)36'14" East a distance of 105.32 feet to a new iron pipe; Thence, North 02(degree)39'16" East a distance of 36.22 feet to a new iron pipe; Thence, South 87(degree)20'44" East a distance of 483.95 feet to the POINT AND PLACE OF BEGINNING and containing 265,020.77 sq. ft. (6.084 acres), and being shown on a particular survey or plat entitled "ALTA/ACSM Property Survey - 104 T.W. Alexander Drive", project number 98321.01, prepared by Barbara H. Mulkey Engineering, Inc., dated 04/30/99 and revised 07/21/99.

                                  EXHIBIT A-2

                        DESCRIPTION OF ADDITIONAL SITE
                        ------------------------------

Being a particular tract or tracts of land located in Durham County, Triangle Township, Research Triangle Park, North Carolina and being further described below:

BEGINNING at a point, said point being located the following courses from NC Geodetic Monument "Triad", said NC Geodetic Monument bearing NC Grid Coordinates NAD 83 of N:238,772.801 Meters, E:620,488.448 Meters; Thence from said monument, South 01 (degrees) 34'26" West a ground distance of 3,011.37 feet to an existing R/W Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence with said right-of-way along a curve to the right having a radius of 2846.41 feet, an arc length of 153.75 feet and being subtended by a chord bearing and distance of South 02 (degrees) 43'15" West, 153.73 feet to an existing concrete R/W Monument set in the westerly right-of-way of T.W. Alexander Drive, said monument being the POINT AND PLACE OF BEGINNING.

Thence, from the POINT AND PLACE OF BEGINNING along the right-of-way of T.W. Alexander Drive with a curve to the right having a radius of 2846.41 feet, an arc length of 610.47 feet and being subtended by a chord bearing and distance of South 04 (degrees) 58'14" West, 609.30 feet to an existing concrete monument; Thence, North 88 (degrees) 43'29" West a distance of 411.30 feet to a point; Thence, North 02 (degrees) 26'24" East a distance of 336.73 feet to a point; Thence, South 89 (degrees) 49'25" East a distance of 52.18 feet to a point; Thence North 02 (degrees) 26'24" East a distance of 88.04 feet to a point; Thence, South 89 (degrees) 49'25" East a distance of 157.55 feet to a point; Thence, North 02 (degrees) 33'01" East a distance of 80.34 feet to a point; Thence, South 89 (degrees) 49'25" East a distance of 85.25 feet to a point; Thence North 02 (degrees) 44'10" East a distance of 100.85 feet to a point; Thence, South 87 (degrees) 20'44" East a distance of 142.69 feet to the POINT AND PLACE OF BEGINNING and containing 214,139.28 sq. ft. (4.916 acres), and being shown on a particular survey or plat entitled "ALTA/ACSM Property Survey - 104 T.W. Alexander Drive", prepared by Barbara H. Mulkey Engineering, Inc., dated 04/30/99 and revised 07/21/99.

                                   EXHIBIT B

                            DESCRIPTION OF PREMISES
                            -----------------------

                                   EXHIBIT C

                                  WORK LETTER
                                  -----------

     This WORK LETTER, dated July _____,1999 (this "Work Letter"), is made and entered into by and between ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("Landlord"), and PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), and is attached to and made a part of the Lease Agreement dated July _____, 1999 (the "Lease"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

                                    RECITALS

     A. Landlord has entered into or is entering into a Ground Lease Agreement (the "Ground Lease") with Triangle Service Center, Inc., a North Carolina corporation ("Ground Lessor'), pursuant to which Landlord has leased or is leasing approximately 6.084 acres of land more fully described in Exhibit A-1
                                                                  -----------
attached to the Lease (the "Site"). Pursuant to the Ground Lease, the Site will be cleared and graded prior to the commencement of the term of the Ground Lease.

     B. Subject to the terms and conditions of the Lease, Landlord has agreed to cause to be constructed on the Site, or to permit to be constructed on the Site, certain improvements including, but not limited to, a first-class scientific research and development building containing approximately 53,750 rentable square feet (the "Building") and a commercial greenhouse, headhouse, and growth room facility containing approximately 5,000 rentable square feet (the "Greenhouse").

     C. This Work Letter contains the agreements of the parties with respect to the design and construction of the shell and core of the Building, the site improvements appurtenant to the Building, all fixed and permanent improvements to the Building (commonly referred to as the "tenant improvements"), and all components of the Greenhouse.

                                   AGREEMENT

     1.   General Requirements.
          --------------------

          1.1.  Tenant's Authorized Representative.  Tenant designates Larry
                ----------------------------------
Daquioag and Stanford White & Associates (collectively, "Tenant's Representative") as the only persons authorized to initial or approve plans, drawings, or change orders or otherwise to act for Tenant pursuant to this Work Letter. Stanford White & Associates shall act for Tenant during any period that Mr. Daquioag is not available. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry, or other communication ("Communication") from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing and has been initialed or approved in writing by Tenant's Representative. Tenant may change Tenant's Representative at any time upon not less than 5 business days advance Notice to Landlord. No period set forth herein for any approval of any matter by Tenant shall be extended by reason of any change in Tenant's Representative. Neither Tenant nor Tenant's Representative shall be authorized to direct Landlord's contractors in the performance of "Landlord's Work" (as hereinafter defined) except as may be expressly provided otherwise herein.

     1.2.  Development Schedule. The schedule for design and development of the
           --------------------
"Base Building Work" (as defined below), the "Tenant Improvements" (as defined below), and the Greenhouse, including, without limitation, the time periods for preparation, delivery, review, and approval of construction documents and performance pursuant to such documents, shall be in accordance with the Development Schedule attached hereto as Schedule A, subject to adjustment as
                                        ----------
mutually agreed by the parties in writing or as provided in this Work Letter (the "Development Schedule").

     1.3.  Architects, Consultants and Contractors.  The architect (the "Project
           ---------------------------------------
Architect"), engineers, designers, and general contractor (the "Project Contractor") responsible for the design, development, and construction of the Base Building Work and other components of the Project as a whole (collectively, the "Project Work"), the architect (the "TI Architect"), engineers, designers, and general contractor (the "TI Contractor") responsible for the design, development, and construction of the Tenant Improvements, and the general contractor (the "Greenhouse Contractor") responsible for the construction of the Greenhouse, shall be selected by Landlord, subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned, or delayed. The architect (the "Greenhouse Architect"), engineers, and designers responsible for the design and development of the Greenhouse shall be selected by Tenant, subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned, or delayed. The Project Contractor shall select all subcontractors to be used for the Project Work, the TI Contractor shall select all subcontractors to be used for the Tenant Improvements, and the Greenhouse Contractor shall select all subcontractors to be used for the Greenhouse, provided that any subcontractors ("Major Subcontractors") under subcontracts in excess of $100,000.00 ("Major Subcontracts") shall be subject to the mutual approval of Landlord and Tenant. The TI Architect, the TI Contractor, the Greenhouse Architect, and the Greenhouse Contractor shall coordinate with the Project Architect in a manner reasonably satisfactory to Landlord. Landlord and Tenant hereby acknowledge and agree that: (i) O'Brien Atkins & Associates has been pre-approved as the Project Architect and the TI Architect; (ii) Miller Building Corporation has been pre-approved as the Project Contractor, the TI Contractor, and the Greenhouse Contractor; and (iii) Bartholomew Associates, Inc. has been pre-approved as the Greenhouse Architect. For purposes of this Work Letter, the Project Architect and the TI Architect may be referred to collectively as the "Primary Architects", the Project Architect, the TI Architect, and the Greenhouse Architect may be referred to collectively as the "Architects", the Project Contractor, the TI Contractor, and the Greenhouse Contractor may be referred to collectively as the "Contractors", and the Architects and the Contractors may be referred to generally as "Developers".

     2.    Building Work.
           -------------

           2.1.  Base Building Work Defined.  As used herein, "Base Building
                 --------------------------
Work" shall mean all of the work required to design and construct, in their entirety, the improvements described on Schedule B attached hereto, and shall
                                        ----------
include on-site surface parking of not less than 140 spaces (as may be limited by, and subject to, any changes mandated by Legal Requirements (including zoning restrictions) that may be enacted or first effective after the

Effective Date and to any changes in the design of the Building requested or approved by Tenant and made after the Effective Date).

           2.2.  Tenant Improvements Defined.  As used herein, "Tenant
                 ---------------------------
Improvements" shall mean all improvements to the Building desired by Tenant of a fixed and permanent nature, exclusive of the Base Building Work. Other than the Base Building Work and the Tenant Improvements (collectively, the "Building Work") and the Greenhouse, Landlord shall have no obligation whatsoever with respect to the finishing, outfitting, equipping, or furnishing of the Premises for Tenant's use and occupancy.

           2.3.  Building Design Program.  Within 5 business days after the
                 -----------------------
mutual execution of this Work Letter, Tenant shall prepare and deliver to Landlord and the Primary Architects outline specifications detailing Tenant's requirements for the Building Work (the "Building Design Program"). Within 5 business days after Landlord's and the Primary Architects' receipt of the Building Design Program, Landlord shall deliver to Tenant any written objections, questions, and/or comments (generally, "Comments") that Landlord and/or the Primary Architects may have regarding such Building Design Program. Within 5 business days after Tenant's receipt of any such Comments, Tenant shall cause the Building Design Program to be revised to address such Comments and to be resubmitted to Landlord and the Primary Architects for approval. Any disputes in connection with such Comments shall be resolved in accordance with Section 4.
                                                                      ---------

           2.4.  Building Schematic Plans.  Within 15 business days after the
                 ------------------------
Building Design Program has been approved, Landlord shall cause the Primary Architects to prepare and submit to Tenant for Tenant's review and comment schematic drawings for the development of the Building Work (the "Building Schematic Plans"). Tenant shall be solely responsible for ensuring that the Building Schematic Plans reflect Tenant's requirements for the Building Work. Within 5 business days after Tenant's receipt of the Building Schematic Plans, Tenant shall deliver to Landlord and the Primary Architects any Comments that Tenant may have regarding the Building Schematic Plans; provided, however, that
                                                        --------  -------
Tenant may not disapprove any matter that is substantially consistent with the Building Design Program without submitting a "Change Request" (as defined in
Section 6.1).  Within 10 business days after Landlord's and the Primary
-----------
Architects' receipt of any such Comments, Landlord and the Primary Architects shall consider all such Comments in good faith and shall notify Tenant how Landlord proposes to respond to such Comments. Any disputes in connection with such Comments shall be resolved in accordance with Section 4.
                                                   ---------

           2.5.  Building Design Development Plans.  Within 15 business days
                 ---------------------------------
after the Building Schematic Plans have been approved, Landlord shall cause the Primary Architects to prepare and submit to Tenant for Tenant's review and comment design development plans and specifications for the development of the Building Work (the "Building Design Development Plans"). Tenant shall be solely responsible for ensuring that the Building Design Development Plans reflect Tenant's requirements for the Building Work. Within 5 business days after Tenant's receipt of the Building Design Development Plans, Tenant shall deliver to Landlord and the Primary Architects any Comments that Tenant may have regarding the Building Design Development Plans; provided, however, that Tenant
                                                 --------  -------
may not disapprove any matter that is substantially consistent with the Building Schematic Plans without submitting a Change Request.

Within 10 business days after Landlord's and the Primary Architects' receipt of any such Comments, Landlord and the Primary Architects shall consider all such Comments in good faith and shall notify Tenant how Landlord proposes to respond to such Comments. Any disputes in connection with such Comments shall be resolved in accordance with Section 4.
                            ---------

           2.6.  Building Construction Drawings.  Within 45 business days after
                 ------------------------------
the Building Design Development Plans have been approved, Landlord shall cause the Primary Architects to prepare and deliver to Tenant for Tenant's review and comment construction plans, specifications, and drawings for the Building Work ("Building Construction Drawings"), which Building Construction Drawings shall be prepared substantially in accordance with the Building Design Development Plans. Tenant shall be solely responsible for ensuring that the Building Construction Drawings reflect Tenant's requirements for the Building Work. Within 5 business days after Tenant's receipt of the Building Construction Drawings, Tenant shall deliver to Landlord and the Primary Architects any Comments that Tenant may have regarding the Building Construction Drawings; provided, however, that Tenant may not disapprove any matter that is
--------  -------
substantially consistent with the Building Design Development Plans without submitting a Change Request. Within 10 business days after Landlord's and the Primary Architects' receipt of any such Comments, Landlord and the Primary Architects shall consider all such Comments in good faith and shall notify Tenant how Landlord proposes to respond to such Comments. Any disputes in connection with such Comments shall be resolved in accordance with Section 4.
                                                                   ---------
Once approved by Tenant, Landlord shall not materially modify the Building Construction Drawings except as may be reasonably required in connection with the issuance of any of the "Permits" (as defined in Section 5.2). Landlord will
                                                    -----------
give Tenant prompt Notice of any such material modifications.

     3.    Greenhouse.
           ----------

           3.1.  Greenhouse Design Program.  Within 5 business days after the
                 -------------------------
mutual execution of this Work Letter, Tenant shall prepare and deliver to Landlord and the Greenhouse Architect outline specifications detailing Tenant's requirements for the Greenhouse (the "Greenhouse Design Program"). Within 5 business days after Landlord's and the Greenhouse Architect's receipt of the Greenhouse Design Program, Landlord shall deliver to Tenant any Comments that Landlord may have regarding such Greenhouse Design Program. Within 5 business days after Tenant's receipt of any such Comments, Tenant shall cause the Greenhouse Design Program to be revised to address such Comments and to be resubmitted to Landlord and the Greenhouse Architect for approval. Any disputes in connection with such Comments shall be resolved in accordance with Section 4.
                                                                      ---------

           3.2.  Greenhouse Schematic Plans.  Within 15 business days after the
                 --------------------------
Greenhouse Design Program has been approved, Tenant shall cause the Greenhouse Architect to prepare and submit to Landlord for Landlord's review and comment schematic drawings for the development of the Greenhouse (the "Greenhouse Schematic Plans"). Tenant shall be solely responsible for ensuring that the Greenhouse Schematic Plans reflect Tenant's requirements for the Greenhouse. Within 5 business days after Landlord's receipt of the Greenhouse Schematic Plans, Landlord shall deliver to Tenant and the Greenhouse Architect any Comments that Landlord may have regarding the Greenhouse Schematic Plans; provided, however, that Landlord may not disapprove any matter that is
--------  -------
substantially consistent with the Greenhouse

Design Program. Within 10 business days after Tenant's and the Greenhouse Architect's receipt of any such Comments, Tenant and the Greenhouse Architect shall consider all such Comments in good faith and shall notify Landlord how Tenant proposes to respond to such Comments. Any disputes in connection with such Comments shall be resolved in accordance with Section 4. The cost of any changes to the Building Construction Drawings that become necessary because of any changes to the Greenhouse Schematic Plans requested by Landlord shall be payable by Landlord.

           3.3.  Greenhouse Design Development Plans.  Within 15 business days
                 -----------------------------------
after the Greenhouse Schematic Plans have been approved, Tenant shall cause the Greenhouse Architect to prepare and submit to Landlord for Landlord's review and comment design development plans and specifications for the development of the Greenhouse (the "Greenhouse Design Development Plans"). Tenant shall be solely responsible for ensuring that the Greenhouse Design Development Plans reflect Tenant's requirements for the Greenhouse. Within 5 business days after Landlord's receipt of the Greenhouse Design Development Plans, Landlord shall deliver to Tenant and the Greenhouse Architect any Comments that Landlord may have regarding the Greenhouse Design Development Plans; provided, however, that
                                                        --------  -------
Landlord may not disapprove any matter that is substantially consistent with the Greenhouse Schematic Plans. Within 10 business days after Tenant's and the Greenhouse Architect's receipt of any such Comments, Tenant and the Greenhouse Architect shall consider all such Comments in good faith and shall notify Landlord how Tenant proposes to respond to such Comments. Any disputes in connection with such Comments shall be resolved in accordance with Section 4.
                                                                   ---------
The cost of any changes to the Building Construction Drawings that become necessary because of any changes to the Greenhouse Design Development Plans requested by Landlord shall be payable by Landlord.

           3.4.  Greenhouse Construction Drawings. Within 45 business days after
                 --------------------------------
the Greenhouse Design Development Plans have been approved, Tenant shall cause the Greenhouse Architect to prepare and deliver to Landlord for Landlord's review and comment construction plans, specifications, and drawings for the Greenhouse ("Greenhouse Construction Drawings"), which Greenhouse Construction Drawings shall be prepared substantially in accordance with the Greenhouse Design Development Plans. Tenant shall be solely responsible for ensuring that the Greenhouse Construction Drawings reflect Tenant's requirements for the Greenhouse. Within 10 business days after Landlord's receipt of the Greenhouse Construction Drawings, Landlord shall deliver to Tenant and the Greenhouse Architect any Comments that Landlord may have regarding the Greenhouse Construction Drawings; provided, however, that Landlord may not disapprove any
                       --------  -------
matter that is substantially consistent with the Greenhouse Design Development Plans. Within 10 business days after Tenant's and the Greenhouse Architect's receipt of any such Comments, Tenant and the Greenhouse Architect shall consider all such Comments in good faith and shall notify Landlord how Tenant proposes to respond to such Comments. Any disputes in connection with such Comments shall be resolved in accordance with Section 4. The cost of any changes to the
                               ---------
Building Construction Drawings that become necessary because of any changes to the Greenhouse Construction Drawings requested by Landlord shall be payable by Landlord. Once approved by Landlord, Tenant shall not materially modify the Greenhouse Construction Drawings except as may be reasonably required in connection with the issuance of any of the Permits. Tenant will give Landlord prompt Notice of any such material modifications.

           4.  Approval and Completion.  Landlord and Tenant hereby acknowledge
               -----------------------
that (i) the Building Construction Drawings must be completed and approved not later than December 31, 1999, in order for the Building Work to be "Substantially Complete" (as defined in Section 5.3) by the Target Commencement
                                        -----------
Date, and (ii) the Greenhouse Construction Drawings must be completed and approved not later than December 31, 1999, in order for the Greenhouse to be Substantially Complete by the Target Commencement Date (the Building Construction Drawings and the Greenhouse Construction Drawings may be referred to collectively as the "Construction Drawings"). If there is any dispute regarding the design of the Building Work or the Greenhouse that is not settled within 5 business days after Notice of such dispute is delivered by one party to the other, (x) Landlord shall have the right to make the final decision if the dispute concerns the design of the Base Building Work, provided Landlord acts reasonably and such final decision is either consistent with or a reasonable compromise between Landlord's and Tenant's positions with respect to such dispute, and (y) Tenant shall have the right to make the final decision if the dispute concerns the design of the Tenant Improvements or the Greenhouse, provided Tenant acts reasonably and such final decision is either consistent with or a reasonable compromise between Landlord's and Tenant's positions with respect to such dispute. All costs and expenses resulting from any final decision with respect to the Building Work shall be payable out of the "Building Fund" (as defined in Section 7.5) and resulting from any final decision with
                     -----------
respect to the Greenhouse shall be payable out of the "Greenhouse Fund" (as defined in Section 7.8). Any changes to the Construction Drawings requested by
           -----------
Tenant following Landlord's and Tenant's approval of same shall be processed as provided in Section 6 hereof.
            ---------

     5.    Performance of Landlord's Work.
           -------------------------------

           5.1.  Definition of Landlord's Work.  As used herein, "Landlord's
                 -----------------------------
Work" shall mean the work of constructing the Building Work and the Greenhouse.

           5.2.  Permitting and Commencement of Landlord's Work.  Once the
                 ----------------------------------------------
Building Construction Drawings have been approved, Landlord shall commence construction of the Base Building Work upon obtaining a building permit authorizing the construction of the Base Building Work as contemplated in this Work Letter (the "Base Building Permit"). Tenant shall cooperate and assist Landlord in obtaining the Base Building Permit, the cost of which shall be payable from the Building Fund. Thereafter, Landlord shall commence construction of the Tenant Improvements upon the later of (a) the date that Landlord obtains a building permit authorizing the construction of the Tenant Improvements as contemplated in this Work Letter (the "TI Permit"), and (b) the date that the Base Building Work has been sufficiently completed such that the work of constructing the Tenant Improvements can be efficiently performed. Tenant shall cooperate and assist Landlord in obtaining the TI Permit, the cost of which shall be payable from the Building Fund. Once the Greenhouse Construction Drawings have been approved, Landlord shall commence construction of the Greenhouse upon the later of (x) the date that Landlord obtains a building permit authorizing the construction of the Greenhouse as contemplated in this Work Letter (the "Greenhouse Permit"), and (y) the date that the Base Building Work has been sufficiently completed such that the work of constructing the Greenhouse can be efficiently performed. Tenant shall cooperate and assist Landlord in obtaining the Greenhouse Permit, the cost of which shall be payable from the Greenhouse Fund. If any governmental or quasi-governmental authorities having jurisdiction over the performance of any portion of Landlord's Work (a "Governmental Authority") or any permit license, or approval required in connection therewith shall impose terms or conditions on the Base Building Permit, the TI Permit, or the Greenhouse Permit (which may be referred to collectively as the "Permits") that: (i) are inconsistent with Landlord's obligations under this Work Letter; (ii) are substantially inconsistent with any of the Construction Drawings; (iii) materially increase the cost of performing Landlord's Work; or (iv) will materially delay the performance of Landlord's Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms or conditions.

           5.3.  Completion of Landlord's Work. In recognition and consideration
                 -----------------------------
of the fact that the Building, the Tenant Improvements, and the Greenhouse are yet to be designed and/or constructed, the parties to this Work Letter hereby agree that Landlord may make "Minor Variations" (as defined below) in the size, design, engineering, configuration, and placement of any portion of Landlord's Work, and such Minor Variations shall not render the Lease void or voidable nor give Tenant the right to any reduction or abatement in Rent, notwithstanding anything contained in this Work Letter or any rule of law or equity to the contrary. On or before the Commencement Date (subject only to "Tenant Caused Delays" (as defined in Section 5.6) and delays cause by Force Majeure ("Force
                       -----------
Majeure Delays")), Landlord shall substantially complete or cause to be substantially completed Landlord's Work in accordance with the Permits, and shall obtain at least a temporary certificate of occupancy for the Building and the Greenhouse that will allow Tenant to use and occupy such Building and Greenhouse for substantially the purposes contemplated in the Permitted Use (collectively, the "Temporary Certificate"), subject to Minor Variations and customary "punch list" items of a non-material nature that do not adversely affect Tenant's use or occupancy of the Building and the Greenhouse for substantially the purposes contemplated in the Permitted Use or the validity of the Temporary Certificate ("Substantially Complete" or "Substantial Completion"); provided, however, that Landlord shall have no obligation to
              --------  -------
obtain or maintain, and shall not obtain or maintain, any permits, licenses, approvals, certificates, or other entitlements necessary or appropriate to Tenant's specific use of the Premises or the conduct of Tenant's specific business operations on the Premises. Upon the Substantial Completion of Landlord's Work, each Architect shall be required to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects document G704. For purposes of this Work Letter, "Minor Variations" shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements (including the North Carolina State Building Code, as adopted by the City of Durham (the "Code")) and/or to obtain or to comply with any required permit (including the Permits); (ii) to comply with any request by the Tenant for modifications to Landlord's Work; (iii) to make reasonable, but minor, adjustments in order to comport with good design, engineering, and construction practices; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the performance of Landlord's Work.

           5.4.  Selection of Materials, Etc.  Where more than one type of
                 ---------------------------
material or structure is indicated on any of the Construction Drawings approved by Landlord and Tenant, the option will be within Landlord's reasonable discretion as to the Building Work and the option will be within Tenant's reasonable discretion as to the Greenhouse. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in Landlord's reasonable discretion.

           55.  Delivery of the Premises.  When Landlord's Work is Substantially
                ------------------------
Complete, subject to the remaining terms and provisions of this Section, Tenant shall accept the Premises in their then existing condition. Tenant's taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty, including those with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly to Tenant by manufacturers), (ii) any non-compliance of Landlord's Work with Legal Requirements (including the Code), or (iii) any claim that Landlord's Work was not completed substantially in accordance with any of the Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a "Construction Defect"). Tenant shall have 1 year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if:

           (a) with respect to Construction Defects that Landlord reasonably determines, in good faith involve or may involve structural components of the Premises or pose or may pose a significant risk of personal injury or substantial property damage ("Serious Construction Defects"), the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such Construction Defect within such 30-day period, but Landlord, within 30 days thereafter, commences and diligently and continuously pursues such remedial action to completion, at Landlord's sole cost and expense;

           (b) with respect to Construction Defects that Landlord reasonably determines, in good faith, are not Serious Construction Defects or involve Tenant's Property, the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall have no further obligation with respect to such Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant indemnifies and holds Landlord harmless from and against any liability, loss, cost, damage or expense in connection with any such claim; or

           (c) with respect to any part of Landlord's Work, any action by Tenant to the extent such action results in the invalidation of any otherwise enforceable warranty or bond that would cover the cost of remedying such Construction Defect.

Any determination made by Landlord pursuant to paragraph (a) or (b) above shall be deemed reasonable and in good faith if based on advice received by Landlord from an independent and duly licensed design or construction consultant (a "Defect Consultant"). Tenant may ask a Defect Consultant to provide written confirmation of the advice given Landlord in connection with a determination by Landlord that a specific Construction Defect is not a Serious Construction Defect if, and only if, (i) Tenant gives Landlord Notice of such desire within 3 business days after receiving Notice of Landlord's determination, and (ii) Tenant is solely responsible for any fee, cost, charge, or other assessment imposed by the Defect Consultant for providing such written confirmation; provided, however, that Tenant understands and agrees that Landlord's waiver of
--------  -------
the potential conflict of interest facing the Defect Consultant shall be strictly limited to the advice, and only the advice, given Landlord in the specific instance in question and shall not apply, under any circumstances, to any other advice or matters that may be the subject of the services provided to Landlord by the Defect Consultant.

Landlord shall use commercially reasonable efforts to cause the following to be included in the agreements ("Development Agreements") entered into with each Developer other than the Greenhouse Architect, and Tenant shall use commercially reasonable efforts to cause the following to be included in the Development Agreement entered into with the Greenhouse Architect: (i) an express statement or agreement by each such Developer that Tenant (if Landlord is the contracting party) or Landlord (if Tenant is the contracting party) is an "intended third party beneficiary" with respect to all express representations and warranties contained in such Developer's Development Agreement and with respect to all warranties implied, at law or in equity, from the relationship created by such Developer's Development Agreement or from the work performed by or on behalf of such Developer pursuant to such Developer's Development Agreement; (ii) express representations and warranties from each Developer that are "industry standard" for such professionals when providing services to Similar Facilities in the Sub-Market, which representations and warranties also shall be expressly assignable to Tenant (if Landlord is the contracting party) or Landlord (if Tenant is the contracting party) and, as to each Architect, shall include, but not be limited to, a representation or warranty that the Construction Drawings prepared by or on behalf of such Architect comply with all applicable Legal Requirements (including the Code), subject to Minor Variations and such other changes as are permitted hereunder; (iii) as to the Project Architect, an express requirement that the Project Architect obtain and/or maintain errors and omissions insurance with a minimum limit of not less than $2,000,000.00; (iv) as to each Developer, an express requirement that Tenant (if Landlord is the contracting party) or Landlord (if Tenant is the contracting party) be added as an additional insured under any insurance for which the contracting party is to be named an additional insured; and (v) as to each Contractor, an express requirement that such Contractor direct all manufacturers supplying equipment to be installed in the Building or the Greenhouse to name both Landlord and Tenant as the parties entitled to the benefits of the manufacturers' equipment warranties. In all events, Tenant shall be entitled to receive the benefit of all design and construction warranties and all manufacturers' equipment warranties for equipment installed in the Building or the Greenhouse, and Landlord, if requested by Tenant, will cooperate with Tenant in obtaining the benefit of all such warranties (subject to the limitations described in paragraphs (a), (b), and (c) above). If requested by Tenant, Landlord shall use commercially reasonable efforts to obtain extended warranties from the manufacturers and suppliers of any equipment to be installed in the Building or the Greenhouse, provided that the cost of any such extended warranties shall be subject to Tenant's approval and, unless paid directly by Tenant, at Tenant's option, shall be paid solely out of the Building Fund for equipment installed in the Building and shall be paid solely out of the Greenhouse Fund for equipment installed in the Greenhouse. Within 5 days after receiving Notice from Tenant identifying punch list items, Landlord shall undertake the correction of such punch list items and shall complete, or cause to be completed, the correction of all punch list items within 20 days thereafter; provided, however, if the nature of the
                                      -------- -------
punch list items are such that they reasonably require more than 20 days to correct, then Landlord shall not be deemed to be in default hereunder if Landlord commences such correction within said 20-day period and thereafter diligently pursues the same to completion; provided further, however, that such
                                           -------- -------  -------
correction shall be completed no later than 45 days from the date of Tenant's Notice regarding punch list items (subject to Force Majeure Delays).

          5.6. Commencement Date Delay. The Commencement Date shall occur when
               -----------------------
Landlord's Work has been Substantially Completed (the "Completion Date"), except to the extent that completion of Landlord's Work shall have been actually delayed by any one or more of the following causes (a "Tenant Caused Delay"):

               (a) Tenant's Representative was not available to give or receive any Communication (in the manner required under the notice provisions contained in Section 44(a) of the Lease) or to take any other action
                  ------- -----
     required to be taken by Tenant hereunder;

               (b) Any Change Request, whether or not the Change that is the subject of the Change Request is actually performed;

               (c)  Construction of any Change;

               (d) Tenant's request for materials, finishes, or installations requiring unusually long lead times

               (e) Tenant's delay in reviewing, revising, providing Comments, or approving specifications, plans, drawings, or other materials beyond the periods set forth herein;

               (f) Tenant's delay in providing information critical to the normal progression of Landlord's Work (Tenant shall provide such information as soon as reasonably possible, but in no event longer than 1 week after receipt of any request for such information from Landlord that is transmitted in the manner required under the notice provisions contained in Section 44(a) of the Lease);
        -------------

               (g) Tenant's delay in making payments to Landlord for "Excess Building Costs" (as defined in Section 7.5) or "Excess Greenhouse Costs"
                                    -----------
     (as defined in Section 7.8) or
                    -----------

               (h) Any other act or omission by Tenant or its agents, contractors, or persons employed by any of such persons.

If the Commencement Date is delayed for any of the foregoing reasons, then Landlord shall cause the Project Architect (with respect to the Base Building
Work), the TI Architect (with respect to the Tenant Improvements), and the Greenhouse Architect (with respect to the Greenhouse) to certify the date on which Landlord's Work would have been Substantially Completed but for such Tenant Caused Delay and such certified date shall be the Commencement Date under the Lease.

     6.   Changes.  Any changes requested by Tenant to Landlord's Work
          -------
("Changes") after the mutual approval of any of the Construction Drawings shall be requested and instituted in accordance with the provisions of this Section and shall be subject to the written approval of Landlord and the appropriate Architect, such approval not to be unreasonably withheld, conditioned, or delayed.

          6.1.  Tenant's Right to Request Changes. Tenant shall request Changes,
                ---------------------------------
if any, by giving Notice to Landlord in substantially the same form as the AIA standard change order form (a "Change Request"), which Change Request shall detail the nature and extent of any such Change. Tenant's Representative must sign such Change Request. Landlord, before proceeding with any Change, shall use commercially reasonable efforts to respond to Tenant as soon as reasonably possible with an estimate of: (i) the period of time, if any, that the Change will extend the date on which Landlord's Work will be Substantially Complete; and (ii) the architectural and engineering fees and costs that will be incurred to analyze such Change Request. Within 10 business days after Landlord's receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), Landlord shall submit to Tenant a written analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord's Work will be Substantially Complete. Any such delay in the completion of Landlord's Work caused by a Change, including any suspension of Landlord's Work while any such Change is being evaluated and/or designed, shall be a Tenant Caused Delay. Notwithstanding the foregoing, Landlord's Work may not be suspended as a result of any Change Request unless specifically approved by Tenant.

          6.2.  Implementation of Changes.  If Tenant: (i) approves in writing
                -------------------------
the cost or savings and the estimated extension in the time for completion of Landlord's Work, if any, and (ii) deposits with Landlord any Excess Building Costs required in connection with any Change of the Building Work or any Excess Greenhouse Costs required in connection with any Change of the Greenhouse, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the appropriate Architect's determination of the amount of Tenant Caused Delay in connection with such Change shall be final and binding on Landlord and Tenant.

     7.   Costs.
          -----

          7.1.  Budget for Landlord's Work.  Before commencing Landlord's Work,
                --------------------------
Landlord shall obtain a detailed budget (the "Budget"), by trade, of the costs incurred or that will be incurred in connection with the design, permitting, and construction of the Building Work (the "Building Costs"), and the design, permitting, and construction of the Greenhouse (the "Greenhouse Costs"). The Budget shall be based upon the Construction Drawings and shall include a payment to Landlord of administrative rent ("Administrative Rent") equal to 2.50% of the Building Costs and the Greenhouse Costs (collectively, "Project Costs") for administering, monitoring, and inspecting Landlord's Work, which sum shall be payable from the Building Fund and/or the Greenhouse Fund. Such Administrative Rent shall include, without limitation, all out-of-pocket costs, expenses, and fees incurred by or on behalf of Landlord arising from, out of, or in connection with, such administration, monitoring, and inspection of Landlord's Work. Landlord shall have the right (but not the obligation) to engage a project or development manager to assist in performing such administration, monitoring, and inspection of Landlord's Work and any payments to any such manager (excluding payments for any services performed by such manager at Tenant's direct request or direction) shall be payable from Administrative Rent.

          7.2.  Excess Line Item Costs.  If at any time and from time-to-time
                ----------------------
Landlord reasonably determines that the actual cost of certain services or materials required for the Building Work will exceed the line item in the Budget for such services or materials, Landlord shall give Notice to Tenant of same and Tenant thereafter either shall approve or disapprove the excess line item cost within 5 business days after Landlord's Notice. If Tenant approves the excess line item cost, Landlord shall proceed with the Building Work and the excess line item cost will be included in "Base Construction Costs" (as defined in
Section 3(a) of the Lease).  If Tenant disapproves the excess line item cost,
------------
Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate such excess line item cost. Any excess line item cost not approved by Tenant shall not be included in Base Construction Costs.

          7.3.  Building Allowance.  Landlord shall provide to Tenant a building
                ------------------
allowance ("Building Allowance") of not more than $155.00 (in increments of $10.00) per rentable square foot of the Building, provided that under no circumstances (including an increase in the rentable square footage of the Building) shall the aggregate amount of the Building Allowance exceed $8,331,250.00. Within 10 business days after Tenant's receipt of the Budget from Landlord, Tenant shall give Landlord Notice of how much of the Building Allowance Tenant has elected to receive from Landlord. Such election shall be final and binding on Tenant, and may not thereafter be modified without Landlord's consent, which may be granted or withheld in Landlord's sole and absolute discretion. If the Budget for the Building Work is greater than the Building Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of Landlord's Work, for disbursement by Landlord to pay Building Costs.

          7.4.  Costs Includable in Building Allowance.  The Building Allowance
                --------------------------------------
shall be used solely for the payment of design, permitting, and construction costs in connection with the construction of the Building Work, including, without limitation, the cost of preparing the Building Design Program, the Building Schematic Plans, the Building Design Development Plans, and the Building Construction Drawings, all costs set forth in the Budget, including Administrative Rent and Landlord's out-of-pocket expenses and other costs resulting from Tenant Caused Delays and the cost of Changes, to the extent of the Building Allowance. The items that may be paid for using the Building Allowance include, without limitation, the shell and core of the Building, the site improvements appurtenant to the Building, HVAC systems, utility distribution systems, laboratory benches and casework, and hazardous waste containment equipment. Notwithstanding anything to the contrary contained herein, the Building Allowance shall not be used to pay for trade fixtures, emergency generators or related emergency power equipment, furniture, personal property, or other non-building system materials or equipment, including, but not be limited to, biological safety cabinets and other scientific equipment not incorporated into the Building.

          7.5.  Excess Building Costs.  It is understood and agreed that
                ---------------------
Landlord is under no obligation to bear any portion of the cost of any of the Building Work except to the extent of the Building Allowance. If at any time and from time-to-time Landlord reasonably determines that the remaining Building Costs under the Budget exceed the remaining unexpended Building Allowance, Landlord shall give Notice to Tenant of same and Tenant thereafter shall deposit with Landlord, as a condition precedent to Landlord's obligation to complete the Building Work, 100% of the then current Building Costs in excess of the remaining Building Allowance

("Excess Building Costs"). If Tenant fails to deposit with Landlord, or deposits with Landlord after the date demanded in Landlord's Notice (which shall not be less than 5 business days after Landlord's Notice), the amount of any Excess Building Costs, Landlord may suspend Landlord's Work until the required deposit has been made and shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same will be considered Rent. Such deposits of Excess Building Costs, together with the proceeds of the Building Allowance, are herein referred to as the "Building Fund". Funds so deposited by Tenant shall be the first thereafter disbursed to pay Building Costs. Notwithstanding anything to the contrary set forth in this Section, Tenant shall be fully and solely liable for Building Costs and the cost of Minor Variations in excess of the Building Allowance (except as may be provided otherwise in Section 7.2 above). If upon Substantial Completion of the
                      -----------
Building Work and the payment of all sums due in connection therewith there remains any undisbursed Building Allowance, Tenant shall be entitled to such undisbursed Building Allowance solely to the extent of any deposits of Excess Building Costs that Tenant has actually made with Landlord.

          7.6.  Greenhouse Loan.  Pursuant to Section 42 of the Lease and in
                ---------------               ----------
accordance with the Greenhouse Loan Documents, Landlord is making a loan to Tenant in the maximum amount of $1,200,000.00 to be used by Tenant solely for the construction of the Greenhouse (the "Greenhouse Loan").

          7.7.  Costs Includable in Greenhouse Loan.  The Greenhouse Loan shall
                -----------------------------------
be used solely for the payment of design, permitting, and construction costs in connection with the construction of the Greenhouse, including, without limitation, the cost of preparing the Greenhouse Design Program, the Greenhouse Schematic Plans, the Greenhouse Design Development Plans, and the Greenhouse Construction Drawings, all other costs set forth in the Budget, including Administrative Rent and Landlord's out-of-pocket expenses and other costs resulting from Tenant Caused Delays and the cost of Changes. Notwithstanding anything to the contrary contained herein, the Greenhouse Loan shall not be used to pay for trade fixtures, emergency generators or related emergency power equipment, furniture, personal property, or other non-building system materials or equipment, including, but not be limited to, biological safety cabinets and other scientific equipment not incorporated into the Greenhouse.

          7.8.  Excess Greenhouse Costs.  It is understood and agreed that
                -----------------------
Landlord is under no obligation to bear any portion of the cost of the Greenhouse, and has only the obligation to disburse proceeds of the Greenhouse Loan in accordance with the terms and conditions of the Greenhouse Loan Documents. If at any time and from time-to-time Landlord reasonably determines that the remaining Greenhouse Costs under the Budget exceed the remaining undisbursed proceeds of the Greenhouse Loan, Landlord shall give Notice to Tenant of same and Tenant thereafter shall deposit with Landlord, as a condition precedent to Landlord's obligation to complete the Greenhouse, 100% of the then current Greenhouse Costs in excess of the remaining undisbursed proceeds of the Greenhouse Loan ("Excess Greenhouse Costs"). If Tenant fails to deposit with Landlord, or deposits with Landlord after the date demanded in Landlord's Notice (which shall not be less than 5 business days after Landlord's Notice), the amount of any Excess Greenhouse Costs, Landlord may suspend Landlord's Work until the required deposit has been made and shall have all of the rights and remedies set forth in the

Greenhouse Loan Documents for nonpayment of principal, interest, and other monies due in connection with the Greenhouse Loan (including, but not limited to, the right to interest at the "Default Interest Rate" (as defined in the Greenhouse Loan Documents) and the right to assess a late charge). Such deposit of Excess Greenhouse Costs, together with the proceeds of the Greenhouse Loan, are herein referred to as the "Greenhouse Fund". Funds so deposited by Tenant shall be the first thereafter disbursed to pay Greenhouse Costs. Notwithstanding anything to the contrary set forth in this Section, Tenant shall be fully and solely liable for Greenhouse Costs and the cost of Minor Variations in excess of the amount of the Greenhouse Loan. If upon Substantial Completion of the Greenhouse and the payment of all sums due in connection therewith there remains any undisbursed proceeds of the Greenhouse Loan, Tenant shall be entitled to such undisbursed proceeds solely to the extent of any deposits of Excess Greenhouse Costs that Tenant has actually made with Landlord.

     8.   Tenant Access.
          -------------

          8.1.  Tenant's Access Rights.  Landlord hereby agrees to permit Tenant
                ----------------------
access to the Building at Tenant's sole risk and expense, (i) 30 days prior to the Commencement Date to perform any work ("Tenant's Work") required by Tenant other than Landlord's Work (including, as examples only, installation of telephones, cables, and, to the extent reasonably practical, trade fixtures and furniture), provided that such Tenant's Work is coordinated with the TI Architect and the TI Contractor and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord's Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Building unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect.

          8.2.  No Interference.  Neither Tenant nor its employees, consultants,
                ---------------
agents, contractors, and suppliers shall interfere with the performance of Landlord's Work, nor with any inspections or issuance of final approvals by Durham County, North Carolina, or the City of Durham, and upon any such interference, Landlord shall have the right to exclude Tenant and Tenant's employees, consultants, agents, contractors, and suppliers from the Premises and the Building until Substantial Completion of Landlord's Work.

          8.3.  No Acceptance of Premises.  So long as Tenant engages only in
                -------------------------
the activities enumerated in Section 8.1, the fact that Tenant, with Landlord's
                             -----------
consent, may enter the Building prior to the date Landlord's Work is Substantially Complete shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall indemnify and hold Landlord harmless from any loss of or damage to Tenant property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the willful misconduct or negligence of Tenant or its agents.

     9.   Notification of Delays.  Not less than once each calendar month from
          ----------------------
the date of this Work Letter through the Commencement Date, Landlord shall deliver to Tenant written notification of the number of days during the immediately preceding calendar month Landlord's performance under this Work Letter or the Lease was delayed as a result of Tenant Caused Delays or Force Majeure Delays, which written notification shall also include a description of the nature of such Tenant Caused Delay or Force Majeure Delay.

     10.  Miscellaneous
          -------------

          10.1.  Consents.  Whenever consent or approval of either party is
                 --------
required under this Work Letter, that party shall not unreasonably withhold, condition, or delay such consent or approval, except as may be expressly set forth herein to the contrary. Notwithstanding the foregoing, and regardless of any standard that may be applicable to any consent or approval rights given to Landlord hereunder, Landlord shall be justified in withholding, and shall not incur any liability for so withholding, any consent or approval to any action, document, or matter that Landlord determines, in its sole and absolute discretion, will or might adversely affect Landlord's status as a "real estate investment trust".

          10.2.  Modification.  No modification, waiver, or amendment of this
                 ------------
Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

          10.3.  Counterparts.  This Work Letter may be executed in any number
                 ------------
of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute a single agreement with the same effect as if all parties had signed the same signature page. Any signature page from any counterpart of this Work Letter, signed only by one party, may be detached from such counterpart and re-attached to any other counterpart of this Work Letter that has a signature page signed only by the other party.

          10.4.  Governing Law.  This Work Letter shall be governed by,
                 -------------
construed and enforced in accordance with the internal laws of the state in which the Premises are located, without regard to choice of law principles of such State.

          10.5.  Time of the Essence.  Time is of the essence of this Work
                 -------------------
Letter and of each and all provisions thereof.

          10.6.  Severability.  If any term or provision of this Work Letter is
                 ------------
declared invalid or unenforceable, the remainder of this Work Letter shall not be affected by such determination and shall continue to be valid and enforceable.

          10.7.  Merger.  All understandings and agreements, oral or written,
                 ------
heretofore made between the parties hereto and relating to Landlord's Work are merged in this Work Letter, which alone (but inclusive of provisions of the Lease incorporated herein and the final approved constructions drawings and specifications prepared pursuant hereto) fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

          10.8.  Interpretation.  The normal rule of construction to the effect
                 --------------
that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Work Letter or any schedules or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Work Letter are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Work Letter, or any provision hereof, or in any way affect the interpretation of this Work Letter.

          10.9.  Attorneys Fees.  If either Landlord or Tenant reasonably seeks
                 --------------
legal services with respect to the proper interpretation or enforcement of this Work Letter, the party receiving substantially the result it sought or defended (the "Prevailing Party"), whether by award, judgment, stipulation, settlement, workout, default, or otherwise and whether or not any legal action may have been instituted or instituted and then voluntarily dismissed, shall be entitled to recover from the adverse party all reasonable fees and costs incurred by the Prevailing Party in connection with such legal services ("Legal Fees"). Legal Fees include, without limitation, (i) fees, costs, and expenses of any engineers, accountants, appraisers, consultants, brokers, and other professionals or experts retained or consulted by the Prevailing Party, and other costs and expenses of investigation or analysis incurred by the Prevailing Party in support of its position, and (ii) all such fees, costs, and expenses incurred in any aspect of the legal process, whether out-of-court negotiations, mediation, arbitration, commencement of suit, discovery, law and motion, trial, appellate proceedings, or any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11, or 13 of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., or any successor statutes.
                    -- ---

          10.10. No Third Party Benefits.  Landlord and Tenant do not intend by
                 -----------------------
any provision of this Work Letter to confer any right, remedy, or benefit upon any third party, and no third party shall be entitled to enforce, or otherwise shall acquire any right, remedy, or benefit by reason of, any provision of this Work Letter.

          10.11. No Waiver: Remedies Cumulative.  No purported waiver of any
                 ------------------------------
provision of this Work Letter shall be binding unless such waiver is in writing and signed by the party to be bound. In addition, no waiver of any provision of this Work Letter shall be deemed, or shall constitute, a waiver of any other provision of this Work Letter, whether or not similar, nor shall any waiver constitute a continuing waiver. Further, no failure to exercise and no delay in exercising any power, right, remedy, or privilege under this Work Letter shall impair such power, right, remedy, or privilege or shall be deemed, or shall constitute, a waiver of any default under this Work Letter or acquiescence therein, nor shall any single or partial exercise of any such power, right, remedy, or privilege preclude any other or further exercise thereof or of any other power, right, remedy, or privilege. Finally, all powers, rights, remedies, and privileges existing under this Work Letter are cumulative, in addition to, and not exclusive of any other powers, rights, remedies, or privileges otherwise available to the parties to this Work Letter.

          10.12. Incorporation by Reference.  All schedules attached hereto are
                 --------------------------
hereby incorporated into this Lease and made a part hereof. If there is any conflict between such schedules and the terms of this Work Letter, such schedules shall control.

          10.13. Entire Agreement.  This Work Letter is made as a part of and
                 ----------------
pursuant to the Lease and, together with the Lease, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Work Letter is subject to all of the terms and limitation set forth in the Lease, and neither party shall have any rights or remedies under this Work Letter separate and apart from their respective remedies pursuant to the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written.

                    TENANT:

                    PARADIGM GENETICS, INC.,      (SEAL)

                    a North Carolina corporation

                    By:______________________________________________

                    Its:_____________________________________________


ATTEST: __________________

Its ____________________ Secretary

[CORPORATE SEAL]

                    LANDLORD:

                    ARE-104 ALEXANDER ROAD, LLC,  (SEAL)

                    a Delaware limited liability company


                    By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,  (SEAL)

                         a Delaware limited partnership, managing member


                         By:  ARE-QRS CORP., (SEAL)

                              a Maryland corporation, general partner


                              By:____________________________________

                              Its:___________________________________

ATTEST: __________________

Its ____________________ Secretary

[CORPORATE SEAL]

                           Schedule A to Work Letter

                             Development Schedule
                             --------------------

               Event                                                        Date
               -----------------------------------------------------------------

Execution of Ground Lease                                               07/__/99

Execution of Lease                                                      07/__/99

Naming of Tenant's Representative                                       07/__/99

Delivery of specifications for Building                                 07/__/99
Design Program pursuant to Section 2.3
                           -----------

Delivery of specifications for Greenhouse                               07/__/99
Design Program pursuant to Section 3.1
                           -----------

Delivery of final Building                                              12/15/99
Construction Drawings to Tenant

Final approval of Building Construction                                 12/31/99
Drawings pursuant to Section 4(i)
                     ------------

Final approval of Greenhouse Construction                               12/31/99
Drawings pursuant to Section 4(ii)
                     -------------
Issuance of Base Building Permit                                        01/01/00

Commencement of                                                         01/01/00
construction of Base Building Work

Issuance of TI Permit                                                   01/01/00

Issuance of Greenhouse Permit                                           01/01/00

Commencement of                                                         01/01/00
construction of Tenant Improvements

Commencement of                                                         01/01/00
construction of Greenhouse

Substantial Completion of Landlord's Work                               06/01/00

Issuance of Temporary Certificate of Occupancy                          06/01/00

                           Schedule B to Work Letter

                              Base Building Work
                              ------------------
________________________________________________________________________________

Description of Base Building Work - Shell and Core*

 .    Concrete Foundations and Floors
 .    Structural/Steel Frame
 .    Exterior Walls/Facade/Windows
 .    Exterior Doors
 .    Exterior Painting
 .    Roofing/Fireproofing/Caulking and Sealant
 .    Roof Hatch
 .    Shell and Core Mechanical/Plumbing
     (Includes roof drains, hose bibs, main service backflow
     preventer, garage exhaust (if req'd by Code))
 .    Shell and Core Electrical
     (Main electrical switch gear req'd by Code to service shell only, incl req'd life safety improvements)
 .    Shell and Core Fire Sprinklers
     (Fire riser to shell for Ordinary Group 2 fire system)
 .    Loading Area/Dock Bumpers
 .    Exit Stairs
     (As req'd by Code)
 .    Related Shell Architectural/Engineering Fees; Building
     Permit and Inspection Fees
 .    Builder's Risk Insurance Premiums

________________________________________________________________________________

Description of Base Building Work - Site Improvements *

 .    Finished Grading
 .    Finished Landscape and Hardscape Features
 .    Irrigation Systems
 .    Surface Parking and Striping
     (Parking provided at or near a ratio of 3 spaces per
     1,000 rentable sq.  ft., or as req'd by Code)
 .    Exterior Lighting
     (Parking and landscaped areas)
 .    Trash Enclosure
 .    Utilities Stubbed to the Building
     (Sewer, water, natural gas, and electricity)

 .    Fire Hydrants
 .    ADA Access and Other Improvements Required by Code
 .    Concrete Pad for Tenant's Emergency Generator
 .    Monument Signage
     (Tenant responsible for its lettering and graphics)

* All materials and labor shall comply with Code and be "industry standard" for the Sub-Market

                                   EXHIBIT D

                            COMMENCEMENT DATE; TERM
                            -----------------------

     This Acknowledgment, dated ________________, 2000, is given by ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("Landlord"), and PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), and is attached to and made a part of the Lease Agreement dated July ___, 1999 (the "Lease"), between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     Tenant and Landlord hereby acknowledge and agree that, for all purposes related to the Lease, the "Commencement Date" shall be ________________, 2000, and the initial "Term" shall expire on _______________, 2010.

     IN WITNESS WHEREOF, Tenant and Landlord have executed this Acknowledgment as of the date first above written.

         TENANT:

         PARADIGM GENETICS, INC.,      (SEAL)
         a North Carolina corporation

         By:______________________________

         Its:_____________________________


         LANDLORD:

         ARE-104 ALEXANDER ROAD, LLC,  (SEAL)
         a Delaware limited liability company

               By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,  (SEAL) a
                Delaware limited partnership, managing member

                By: ARE-QRS CORP., (SEAL)
                    a Maryland corporation, general partner

                    By:___________________

                    Its:__________________

                                   EXHIBIT E

            BASE CONSTRUCTION COSTS; BUILDING ALLOWANCE; BASE RENT
            ------------------------------------------------------

     This Acknowledgment, dated ________________, 2000, is given by ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("Landlord"), and PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), and is attached to and made a part of the Lease Agreement dated July ___, 1999 (the "Lease"), between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     Tenant and Landlord hereby acknowledge and agree that, for all purposes related to the Lease, the aggregate "Base Construction Costs" shall be $_________, the aggregate "Building Allowance" actually disbursed to or for the benefit of Tenant shall be $__________, and the initial monthly "Base Rent" shall be $___________.

     IN WITNESS WHEREOF, Tenant and Landlord have executed this Acknowledgment as of the date first above written.

          TENANT:

          PARADIGM GENETICS, INC.,  (SEAL)
          a North Carolina corporation

          By:_____________________________
          Its:____________________________


          LANDLORD:

          ARE-104 ALEXANDER ROAD, LLC,  (SEAL)
          a Delaware limited liability company

             By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,  (SEAL)
             a Delaware limited partnership, managing member

             By:  ARE-QRS CORP., (SEAL)
                  a Maryland corporation, general partner

                  By:_________________________
                  Its:________________________

                                   EXHIBIT F

                               GROUND LEASE RENT
                               -----------------

     This Acknowledgment, dated ________________, 2000, is given by ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("Landlord"), and PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), and is attached to and made a part of the Lease Agreement dated July ___, 1999 (the "Lease"), between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     Tenant and Landlord hereby acknowledge and agree that, for all purposes related to the Lease, the initial annual "Ground Lease Rent" shall be $__________.

     IN WITNESS WHEREOF, Tenant and Landlord have executed this Acknowledgment as of the date first above written.

         TENANT:

         PARADIGM GENETICS, INC.,  (SEAL)
         a North Carolina corporation

         By: ____________________________________
         Its:____________________________________


         LANDLORD:

         ARE-104 ALEXANDER ROAD, LLC,  (SEAL)
         a Delaware limited liability company

             By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,  (SEAL)
             a Delaware limited partnership, managing member

             By:  ARE-QRS CORP., (SEAL)
                  a Maryland corporation, general partner

                  By:____________________________
                  Its:___________________________

                                   EXHIBIT G

                            ORIGINAL SECURITY AMOUNT
                            ------------------------

     This Acknowledgment, dated ________________, 2000, is given by ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("Landlord"), and PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), and is attached to and made a part of the Lease Agreement dated July,1999 (the "Lease"), between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     Tenant and Landlord hereby acknowledge and agree that, for all purposes related to the Lease, the "Original Security Amount" shall be $___________.

     IN WITNESS WHEREOF, Tenant and Landlord have executed this Acknowledgment as of the date first above written.

         TENANT:

         PARADIGM GENETICS, INC.,  (SEAL)
         a North Carolina corporation

         By: ___________________________________
         Its:___________________________________

         LANDLORD:

         ARE-104 ALEXANDER ROAD, LLC,  (SEAL)
         a Delaware limited liability company

           By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P.,  (SEAL)
                a Delaware limited partnership, managing member

                By:  ARE-QRS CORP., (SEAL)
                     a Maryland corporation, general partner

                     By:________________________
                     Its:_______________________

                                   EXHIBIT H

                             RULES AND REGULATIONS
                             ---------------------

          (a) The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.

          (b) Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

          (c) No animals shall be allowed in the offices, halls, or corridors in the Project, except for seeing-eye dogs and any other animals that may be reasonably necessary to the Permitted Use.

          (d) Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

          (e) If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

          (f) Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

          (g) Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

          (h) Tenant shall maintain the Premises free from rodents, insects and other pests.

          (i) Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

          (j) Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

          (k) Tenant shall give Landlord prompt Notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

          (l) Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

          (m) All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

          (n) No auction, public or private, will be permitted on the Premises or the Project.

          (o) No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

          (p) The Premises shall not be used for lodging, sleeping, or cooking (except to the extent contemplated in the plans and specifications for the Premises approved by Landlord) or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

          (q) Tenant shall ascertain from Landlord the maximum amount of electrical current that can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

          (r) Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                                   EXHIBIT I

                          TENANT'S PERSONAL PROPERTY
                          --------------------------



Emergency diesel generator(s)

De-ionized water system pumps, tanks, and fixtures [point of use systems only]

Nitrogen gas system manifolds and LN2 storage tanks

Uninterruptable Power Supply [UPS] with battery array

Computer Disk arrays and support equipment

Modular Plant Growth Rooms

Modular (0-56C) environmental rooms

Autoclaves with internal steam supply [stand alone, movable, and not built in only]

Glassware washer and dryer [stand alone, movable, and not built in only]

All incubators

All biological safety cabinets [non-ducted]

All laminar flow hoods [non-ducted]

Non-HVAC monitoring and control systems

Non-sprinkler Fire Suppression Systems

All Telephone-LAN-Video Communications Systems

                                   EXHIBIT J

                             ESTOPPEL CERTIFICATE
                             --------------------

     This TENANT ESTOPPEL CERTIFICATE ("Certificate"), dated as of ___________, _____, is executed by PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), in favor of _______________________________________, a
___________________________, together with its nominees, designees and assigns (collectively, "Buyer), and in favor of _____________________________________, a ___________________________ together with its nominees, designees and assigns (collectively, "Lender).

                                   RECITALS
                                   --------

     A.   Buyer and ARE-104 ALEXANDER ROAD, LLC, a Delaware limited
liability company ("Landlord"), have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of ___________, _____ (the "Purchase Agreement"), whereby Buyer has agreed to purchase, among other things, the improved real property located in the City of Durham, County of Durham, State of North Carolina, more particularly described on Exhibit A attached to
                                                        ---------
the Purchase Agreement (the "Property").

     B. Tenant and Landlord have entered into that certain Lease Agreement, dated as of July ___, 1999 (together with all amendments, modifications, supplements, guarantees and restatements thereof, the "Lease"), for a portion of the Property.

     C. Pursuant to the Lease, Tenant has agreed that upon the request of Landlord, Tenant would execute and deliver an estoppel certificate certifying the status of the Lease.

     D. In connection with the Purchase Agreement, Landlord has requested that Tenant execute this Certificate with an understanding that Lender will rely on the representations and agreements below in granting to Buyer a loan.

     NOW, THEREFORE, Tenant certifies, warrants, and represents to Buyer and Lender as follows:

     Section 1.  Lease.

Attached hereto as Exhibit B is a true, correct and complete copy of the Lease,
                   ---------
including the following amendments, modifications, supplements, guarantees and restatements thereof, which together represent all of the amendments, modifications, supplements, guarantees and restatements thereof:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(If none, please state "None.")

     Section 2.  Leased Premises.

     Pursuant to the Lease, Tenant leases those certain premises (the "Leased Premises") consisting of approximately ________________ rentable square feet within the Property, as more particularly described in the Lease. In addition, pursuant to the terms of the Lease, Tenant has the [non-exclusive] right to use [_____ parking spaces/the parking area] located on the Property during the term of the Lease. [Please cross-out the preceding sentence or portions thereof if inapplicable.]

     Section 3.  Full Force of Lease.

     The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect, has not been terminated, and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor's rights.

     Section 4.  Complete Agreement.

     The Lease constitutes the complete agreement between Landlord and Tenant for the Leased Premises and the Property, and except as modified by the Lease amendments noted above (if any), has not been modified, altered or amended.

     Section 5.  Acceptance of Leased Premises.

     Tenant has accepted possession and is currently occupying the Leased Premises.

     Section 6.  Lease Term.

     The term of the Lease commenced on ___________, ______,and ends on ___________, ______,subject to the following options to extend:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(If none, please state "None.")

     Section 7.  Purchase Rights.

Tenant has no option, right of first refusal, right of first offer, or other right to acquire ,or purchase all or any portion of the Leased Premises or all or any portion of, or interest in, the Property, except as follows:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(If none, please state "None.")

          Section 8.  Rights of Tenant.

          Except as expressly stated in this Certificate, Tenant:

          (a)  has no right to renew or extend the term of the Lease;

          (b) has no option or other right to purchase all or any part of the Leased Premises or all or any part of the Property;

          (c) has no right, title, or interest in the Leased Premises, other than as Tenant under the Lease.

          Section 9.  Rent.

          (a) The obligation to pay rent under the Lease commenced on ___________. The rent under the Lease is current, and Tenant is not in default in the performance of any of its obligations under the Lease.

          (b) Tenant is currently paying base rent under the Lease in the amount of $___________ per month. Tenant has not received and is not presently entitled to any abatement, refunds, rebates, concessions or forgiveness of base rent or other charges, free rent, partial rent, or credits, offsets or reductions in base rent, except as follows:

________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

(If none, please state "None.")

          (c) Tenant is currently paying ground lease rent under the Lease in the amount of $___________ per month. Tenant has not received and is not presently entitled to any abatement, refunds, rebates, concessions or forgiveness of ground lease rent or other charges, free rent, partial rent, or credits, offsets or reductions in ground lease rent, except as follows:

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________.

(If none, please state "None.")

          (d) Tenant is currently paying building improvement rent under the Lease in the amount of $___________ per month. Tenant has not received and is not presently entitled to any abatement, refunds, rebates, concessions or forgiveness of building improvement rent or other charges, free rent, partial rent, or credits, offsets or reductions in building improvement rent, except as follows:

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________.

(If none, please state "None.")

(e) Tenant's estimated share of operating expenses, common area charges, insurance, real estate taxes and administrative and overhead expenses is ______% and is currently being paid at the rate of $___________ per month, payable to:
____________________; there currently are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and, to the best of Tenant's knowledge, there currently is no default or other wrongful act or omission by Landlord under the Lease or otherwise in connection with Tenant's occupancy of the Leased Premises, nor is there a state of facts that, with the passage of time or the giving of notice or both, could ripen into a default on the part of Tenant, or to the best knowledge of Tenant, could ripen into a default on the part of Landlord under the Lease, except as follows:

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________.

(If none, please state "None.")

          Section 10.  Security Deposit.

          The amount of Tenant's security deposit held by Landlord under the Lease is $____.

          Section 11.  Prepaid Rent.

          The amount of prepaid rent, separate from the security deposit, is $___________, covering the period from ___________, ______ to ___________,
_____.

          Section 12.  Insurance.

          All insurance, if any, that Tenant is required to maintain under the Lease is presently in effect.

          Section 13.  Pending Actions.

          There is not pending or, to the knowledge of Tenant, threatened against or contemplated by the Tenant, any petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangement under the federal bankruptcy laws or those of any state.

          Section 14.  Landlord's Performance.

As of the date of this Certificate, to the best of Tenant's knowledge, Landlord has performed all obligations required of Landlord pursuant to the Lease; no offsets, counterclaims, or defenses of Tenant under the Lease exist against Landlord; and no events have occurred that, with the passage of time or the giving of notice, would constitute a basis for offsets, counterclaims, or defenses against Landlord, except as follows:

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________.

(If none, please state "None.")

          Section 15.  Assignments by Landlord.

          Tenant has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord. Tenant hereby consents to an assignment of the Lease and rents to be executed by Landlord to Buyer or Lender in connection with the Loan and acknowledges that said assignment does not violate the provisions of the Lease. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Buyer or Lender solely as security for the purposes specified in said assignment and Buyer or Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignment or by any subsequent receipt or collection of rents thereunder, unless Buyer or Lender shall specifically undertake such liability in writing. Tenant agrees that upon receipt of a written notice from Buyer or Lender of a default by Landlord under the Loan, Tenant will thereafter pay rent to Buyer or Lender in accordance with the terms of the Lease.

          Section 16.  Assignments by Tenant.

          Tenant has not sublet or assigned the Leased Premises or the Lease or any portion thereof to any sublessee or assignee. No one except Tenant and its employees will occupy the Leased Premises. The address for notices to be sent to Tenant is as set forth in the Lease.

          Section 17.  Environmental Matters.

          The operation and use of the Leased Premises does not involve the generation, treatment, storage, disposal or release into the environment of any hazardous materials, regulated materials and/or solid waste, except those used in the ordinary course of operating a scientific research and development facility (including laboratory, commercial greenhouse, and related administrative space) or otherwise used in accordance with all applicable laws.

          Section 18.  Succession of Interest.

          Tenant agrees that, in the event Buyer or Lender succeeds to the interest of Landlord under the Lease:

          (a) Buyer or Lender shall not be liable for any act or omission of any prior landlord (including Landlord);

          (b) Buyer or Lender shall not be liable for the return of any security deposit;

          (c) Buyer or Lender shall not be bound by any rent or additional rent which Tenant might have prepaid under the Lease for more than the current month;

          (d) Buyer or Lender shall not be bound by any amendments or modifications of the Lease made without prior consent of Buyer or Lender;

          (e) Buyer or Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

          (f) Buyer or Lender shall not be liable under the Lease to Tenant for the performance of Landlord's obligations under the Lease beyond Buyer or Lender's interest in the Property.

          Section 19.  Notice of Default.

          Tenant agrees to give Buyer and Lender a copy of any notice of default under the Lease served upon Landlord at the same time as such notice is given to Landlord. Tenant further agrees that if Landlord shall fail to cure such default within the applicable grace period, if any, provided in the Lease, then Buyer or Lender shall have an additional 30 days within which to cure such default, or if such default cannot be cured within such 30-day period, such 30-day period shall be extended so long as Buyer or Lender has commenced and is diligently pursuing the remedies necessary to cure such default including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure, in which event the Lease shall not be terminated while such remedies are being pursued.

          Section 20.  Notification by Tenant.

          From the date of this Certificate and continuing until ___________, ______, Tenant agrees to immediately notify Buyer and Lender, in writing by registered or certified mail, return receipt requested, at the following addresses, on the occurrence of any event or the discovery of any fact that would make any representation contained in this Certificate inaccurate:

If to Buyer:                 If to Lender:

________________________     ________________________
________________________     ________________________
________________________     ________________________


With a copy to:              With a copy to:

________________________     ________________________
________________________     ________________________
________________________     ________________________

          Tenant makes this Certificate with the knowledge that it will be relied upon by Buyer in agreeing to purchase the Property and by Lender in agreeing to provide financing for such purchase.

          Tenant has executed this Certificate as of the date first written above by the person named below, who is duly authorized to do so.

                                          TENANT:

                                          PARADIGM GENETICS, INC.,  (SEAL)
                                          a North Carolina corporation

                                          By:_________________________________

                                          Its:________________________________

                                   Exhibit A

                               Legal Description
                               -----------------

                                   Exhibit B

                                 Copy of Lease
                                 -------------

                                   EXHIBIT K

            SUBORDINATION.  NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            --------------------------------------------------------

This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT is made and entered into as of ________________, _____ ("Agreement"), by and between ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company, together with its nominees, designees and assigns (collectively, "Landlord"), PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), and ___________________________, a _________________________ ("Mortgagee").

     WHEREAS, Mortgagee is making a loan to Landlord and others evidenced by a certain promissory note ("Note"), and secured by, among other things, a deed of trust/mortgage to be recorded prior hereto in the public records of the City of Durham, County of Durham, State of North Carolina ("Mortgage") constituting a lien upon the real property interests described in Exhibit A
                                                                  ---------
hereto (the "Property"); and

     WHEREAS, Landlord and Tenant have entered into a Lease Agreement dated as of July ___, 1999 ("Lease"), for certain leased premises located in the Triangle Park Research Center in Research Triangle Park, Durham County, North Carolina, containing or intended to contain a building with approximately 53,750 net rentable square feet and a greenhouse with approximately 5,000 net rentable square feet (hereinafter collectively referred to as "Premises"); and

     WHEREAS, the Lease is subordinate to the Mortgage and to the right, title, and interests of Mortgagee thereto and thereunder; and

     WHEREAS, Mortgagee wishes to obtain from Tenant certain assurances that Tenant will attorn to Mortgagee in the event of a foreclosure by Mortgagee or the exercise of other rights under the Mortgage; and

     WHEREAS, Tenant wishes to obtain from Mortgagee certain assurances that Tenant's possession of the Premises will not, subject to the terms and conditions of this Agreement, be disturbed by reason of a foreclosure of the lien of the Mortgage on the Property; and

     WHEREAS, Tenant and Mortgagee are both willing to provide such assurances to each other upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the above, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

     1.  Affirmation.  Tenant hereby agrees that the
         -----------
Lease now is and shall be subject and subordinate in all respects to the Mortgage and to all renewals, modifications and extensions thereof until such time that the Mortgage is released, satisfied or otherwise discharged, subject to the terms and conditions of this Agreement. Landlord and Tenant hereby affirm that the Lease is in full force and effect and that the Lease has not been modified or amended. Mortgagee hereby confirms that it is the holder of the Note and the beneficiary of the Mortgage and has full power and authority to enter into this Agreement.

     2.   Attornment and Non-Disturbance.
          -------------------------------

          (a) So long as Tenant is not in default under the Lease (beyond Tenant's receipt of notice from Landlord and any grace period granted Tenant under the Lease to cure such default) as would entitle the Landlord to terminate the Lease or would cause without any further action of the Landlord, the termination of the Lease or would entitle the Landlord to dispossess Tenant thereunder, then Mortgagee agrees with Tenant that, in the event the interest of Landlord shall be acquired by Mortgagee or in the event Mortgagee comes into possession of or acquires title to the Property by reason of foreclosure or foreclosure sale or the enforcement of the Mortgage or the Note or other obligation secured thereby or by a conveyance in lieu thereof, or as a result of any other means, then:

               (i) Subject to the provisions of this Agreement, Tenant's occupancy and possession of the Premises and Tenant's rights and privileges under the Lease or any extensions, modifications or renewals thereof or substitutions therefor (in accordance with the Lease and the Mortgage) shall not be disturbed, diminished or interfered with by Mortgagee during the term of the Lease (or any extensions or renewals thereof provided for in the Lease);

               (ii) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage; and

               (iii) The Lease shall continue in full force and effect and shall not be terminated except in accordance with the terms of the Lease.

          (b) Tenant shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining (and any extensions or renewals thereof which may be effected in accordance with any option contained in the Lease) with the same force and effect as if Mortgagee were the landlord under the Lease, and Tenant does hereby agree to attorn to Mortgagee as its landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon Mortgagee's succeeding to the interest of Landlord under the Lease. Upon request of Lender or such Purchaser, Tenant shall execute and deliver to Lender or such Purchaser an agreement reaffirming such attornment. Tenant hereby agrees that any right of first refusal or right of first offer to purchase the Property that Tenant may have pursuant to the terms of the Lease (generally, a "Purchase Right") shall not be applicable to, and shall not block, prevent or delay, Mortgagee's or any Purchaser's acquisition of the Property by foreclosure, deed in lieu of foreclosure, other transaction related thereto or in substitution thereof, trustee sale, or other similar statutory conveyance; provided, however, that any Purchase Right shall
                              --------  -------
survive, remain valid, and be exercisable by Tenant in accordance with the terms of the Lease at any time after any such acquisition by Mortgagee or any Purchaser.

          (c) In the event that the Mortgage is foreclosed and any party ("Purchaser") other than Mortgagee purchases the Premises and succeeds to the interest of Landlord under the

Lease, Tenant shall likewise be bound to Purchaser and Tenant hereby covenants and agrees to attorn to Purchaser in accordance with all of the provisions of this Agreement; provided, however, that Purchaser shall have transmitted to
                --------  -------
Tenant a written document in recordable form, whereby Purchaser agrees to recognize Tenant as its lessee under the Lease and agrees to be directly bound to Tenant for the performance and observance of all the terms and conditions of the Lease required to be performed or observed by Landlord thereunder, subject to and in accordance with the terms of this Agreement.

          (d) Mortgagee agrees that if Mortgagee shall succeed to the interest of Landlord under the Lease as above provided, Mortgagee shall be bound to Tenant under all of the terms, covenants, and conditions of this Lease, and Tenant shall, from and after Mortgagee's succession to the interest of Landlord under the Lease, have the same remedies against Mortgagee that Tenant might have had under the Lease against Landlord if Mortgagee had not succeeded to the interest of Landlord; provided, however, that Mortgagee (and Purchaser, as the
                      --------  -------
case may be) shall not be:

               (i) liable for any act or omission of any prior lessor (including Landlord) occurring prior to the date that Mortgagee or Purchaser acquired title to the Premises; provided, however, no inference shall be drawn from this clause that Mortgagee or Purchaser would not be liable for the same or similar act or omission occurring after the date that Mortgagee or Purchaser acquired title to the Premises; or

               (ii) subject to any offsets, counterclaims, or defenses that Tenant might have solely against any prior lessor (including Landlord); or

               (iii) bound by any previous payment of rent or additional rent for a period greater than 1 month unless such prepayment shall have been consented to in writing by Mortgagee; or

               (iv) bound by any amendment or modification of the Lease made after the date hereof without Mortgagee's written consent; or

               (v) liable to Tenant for any loss of business or any other indirect or consequential damages from whatever cause; provided, however, no
                                                       --------  -------
inference shall be drawn from this clause that Tenant would otherwise be entitled (or not entitled) to recover for loss of business or any other indirect or consequential damages; or

               (vi) liable for the return of any security deposit unless such deposit has been paid over to the Mortgagee.

The foregoing shall not be construed to modify or limit any right Tenant may have at law or in equity against Landlord or any other prior owner of the Property.

     3.  Notices.  All notices required or permitted to be given pursuant to
         -------
this Agreement shall be in writing and shall be sent postage prepaid, by certified mail, return receipt requested or other nationally utilized overnight delivery service. All notices shall be deemed delivered when received or refused. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall constitute receipt of the notice, demand or request sent. Any such notice if given to Tenant shall be addressed as follows:

                    Paradigm Genetics, Inc.,
                    104 Alexander Dr., Building 2
                    Research Triangle Park, NC 27709
                    Attention: Mr. Ian Howes
                               Chief Financial Officer

if given to Landlord shall be addressed as follows:

                    Alexandria Real Estate Equities, Inc.
                    135 N. Los Robles Ave., Suite 250
                    Pasadena, California 91101
                    Attention:  General Counsel

if given to Mortgagee shall be addressed as follows:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

     4.  Successors and Assigns. This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties hereto and their respective successors and assigns. The words "foreclosure" and "foreclosure sale" as used herein shall be deemed to also include the acquisition of Landlord's estate in the Property by voluntary deed, assignment or other conveyance or transfer in lieu of foreclosure.

     5.  Modifications to Lease. Tenant shall not modify or amend the Lease or
         ----------------------
terminate the same without Mortgagee's prior written consent. If Mortgagee fails to provide Tenant with a written approval of the proposed modification, amendment or termination within 10 business days after notice to Mortgagee of such proposal, then Mortgagee shall be deemed to have rejected such proposal.

     6.  Additional Agreements. Tenant agrees that:
         ---------------------

         (a) it shall give Mortgagee copies of all notices of default and requests for approval or consent by Landlord that Tenant gives to Landlord pursuant to the Lease in the same manner as they are given to Landlord and no such notice or other communication shall be deemed to be effective until a copy is given to Mortgagee;

         (b) whenever any consent or approval by Landlord is required to be obtained by Tenant or is requested by Tenant such consent or approval shall not be effective until it is also confirmed by or obtained from Mortgagee, provided that Mortgagee shall respond within 30 days after Mortgagee's receipt of Tenant's request;

         (c) in all provisions of the Lease where Landlord is indemnified, the reference to Landlord as an indemnitee shall be deemed to include Mortgagee and any Purchaser and such agreement of indemnification shall survive the repayment of the loan secured by the Mortgage and, to the extent provided in the Lease, the expiration or termination of the Lease;

          (d) Tenant shall name Mortgagee and any Purchaser as additional insureds and loss payees, as applicable and appropriate, on all insurance policies required by the Lease; and

          (e) this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement by Mortgagee, and in the event that there are inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Lease dealing with non-disturbance by Mortgagee, the terms and provisions hereof shall be controlling; and

          (f) Mortgagee shall have no liability under the Lease until Mortgagee succeeds to the rights of the Landlord under the Lease, and then only during such period as Mortgagee is the Landlord. At all times during which Mortgagee is liable under the Lease, Mortgagee's liability shall be limited to Mortgagee's interest in the Property.

     7.   Mortgagee Cure Rights. If Landlord shall have failed to cure any
          ---------------------
default within the time period provided for in the Lease (including any applicable notice and grace periods), and thereafter Tenant exercises any right to terminate the Lease, Mortgagee shall have an additional 30 days within which to cure such default, or if such default cannot be cured by the payment of money or reasonably requires more than 30 days to cure, then Mortgagee shall have such additional time as may be reasonably necessary to complete such a cure (including, if necessary, sufficient time to complete foreclosure proceedings) provided that Mortgagee commences such cure within such 30-day period, Mortgagee thereafter diligently prosecutes the same to completion, and Mortgagee completes such cure no more than 60 days after the expiration of such 30-day period. The Lease shall not be terminated (i) while such remedies are being diligently pursued or (ii) based upon a default that is personal to Landlord and therefore not susceptible to cure by Mortgagee or that requires possession of the Premises to cure. Mortgagee shall in no event be obligated to cure any such default by Landlord unless it forecloses. Nothing in this Section 7 shall affect any of
                                               ---------
Tenant's termination rights under the Lease due to casualty or condemnation.


     8.  Direction to Pay. Landlord hereby directs Tenant and Tenant agrees to
         ----------------
make all payments of amounts owed by Tenant under the Lease directly to Mortgagee from and after receipt by Tenant of notice from Mortgagee directing Tenant to make such payments to Mortgagee. (As between Landlord and Mortgagee, the foregoing provision shall not be construed to modify any rights of Landlord under or any provisions of the Mortgage or any other instrument securing the
Note).

     9.  Conditional Assignment.  With reference to any assignment by Landlord
         ----------------------
of Landlord's interest in the Lease, or the rents payable thereunder, conditional in nature or otherwise, which assignment is made to Mortgagee, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by Mortgagee shall never be treated as an assumption by

Mortgagee of any of the obligations of Landlord under the Lease unless and until Mortgagee shall have succeeded to the interest of Landlord. The foregoing sentence shall not affect any of Tenant's rights against Landlord under the Lease.

                           [Signatures on next page]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed by their duly authorized representatives as of the date first above written.

          LANDLORD:
          ARE-104 ALEXANDER ROAD, LLC, (SEAL)
          a Delaware limited liability company

          By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P., (SEAL)
               a Delaware limited partnership, managing member

               By: ARE-QRS CORP., (SEAL)
                   a Maryland corporation, general partner

               By: _______________________________

               Its: ______________________________

          TENANT:

          PARADIGM GENETICS, INC., (SEAL)
          a North Carolina corporation

          By: ___________________________________

          Its: __________________________________

          MORTGAGEE:

          _______________________________________
          a _____________________________________

          By:  __________________________________

          Its: __________________________________

                                   Exhibit A

                               Legal Description
                               -----------------

                                   EXHIBIT L

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

          This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT is made and entered into as of ________________, ______ ("Agreement"), by and among ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company, together with its nominees, designees, and assigns (collectively, "Landlord"), PARADIGM GENETICS, INC., a North Carolina corporation ("Tenant"), and TRIANGLE SERVICE CENTER, INC., a North Carolina corporation ("Ground Lessor").

          WHEREAS, Landlord has entered into or is entering into a Ground Lease Agreement (the "Ground Lease") with Ground Lessor pursuant to which Landlord has leased or is leasing approximately 5.5 acres of land more fully described in Exhibit A (the "Site"); and
---------

          WHEREAS, Landlord and Tenant have entered into or are entering into a Lease Agreement dated as of July _______,1999 ("Lease"), for certain premises to be built on the Site containing or intended to contain a building with approximately 53,750 net rentable square feet and a greenhouse with approximately 5,000 net rentable square feet (hereinafter collectively referred to as "Premises"); and

          WHEREAS, the Lease is intended to be subordinate to the Ground Lease and to the right, title, and interests of Ground Lessor thereunder; and

          WHEREAS, Ground Lessor wishes to obtain from Tenant certain assurances that Tenant will attorn to Ground Lessor in the event Ground Lessor terminates the Ground Lease or exercises other rights under the Ground Lease; and

          WHEREAS, Tenant wishes to obtain from Ground Lessor certain assurances that Tenant's possession of the Premises will not, subject to the terms and conditions of this Agreement, be disturbed by reason of the termination of the Ground Lease or the exercise of any other rights under the Ground Lease; and

          WHEREAS, Tenant and Ground Lessor are willing to provide such assurances to each other upon and subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the above, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

          1.  Affirmation. Tenant hereby agrees that the Lease now is and shall
              -----------
be subject and subordinate in all respects to the Ground Lease and to all renewals, modifications and extensions thereof, subject to the terms and conditions of this Agreement. Landlord and Tenant hereby affirm that the Lease is in full force and effect and that the Lease has not been modified or amended. Ground Lessor hereby confirms that it is the holder of the ground lessor's interest under the Ground Lease and has full power and authority to enter into this Agreement.

          2.  Attornment and Non-Disturbance.
              ------------------------------

     (a) So long as Tenant is not in default under the Lease (beyond
Tenant's receipt of notice from Landlord and any grace period granted Tenant under the Lease to cure such default) as would entitle the Landlord to terminate the Lease or would cause without any further action of the Landlord, the termination of the Lease or would entitle the Landlord to dispossess Tenant thereunder, then Ground Lessor agrees with Tenant that, in the event Ground Lessor terminates the Ground Lease or exercises other rights under the Ground Lease that permit Ground Lessor to acquire Landlord's interest under the Lease, then:

          (i) Subject to the provisions of this Agreement, Tenant's occupancy and possession of the Premises and Tenant's rights and privileges under the Lease or any extensions, modifications or renewals thereof or substitutions therefor (in accordance with the Lease and the Ground Lease) shall not be disturbed, diminished or interfered with by Ground Lessor during the term of the Lease (or any extensions or renewals thereof provided for in the Lease);

          (ii) Ground Lessor will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Ground Lease; and

          (iii) The Lease shall continue in full force and effect and shall not be terminated except in accordance with the terms of the Lease.

     (b) Tenant shall be bound to Ground Lessor under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining (and any extensions or renewals thereof which may be effected in accordance with any option contained in the Lease) with the same force and effect as if Ground Lessor were the landlord under the Lease, and Tenant does hereby agree to attorn to Ground Lessor as its landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon Ground Lessor's succeeding to the interest of Landlord under the Lease. Upon the request of Ground Lessor, Tenant shall execute and deliver to Ground Lessor an agreement reaffirming such attornment. Tenant hereby agrees that any right of first refusal or right of first offer to purchase Landlord's interest under the Ground Lease that Tenant may have pursuant to the terms of the Lease (generally, a "Purchase Right") shall not be applicable to, and shall not block, prevent or delay, Ground Lessor's acquisition of Landlord's interest under the Lease; provided, however,
                                                             --------  -------
that any Purchase Right shall survive, remain valid, and be exercisable by Tenant in accordance with the terms of the Lease at any time after any such acquisition by Ground Lessor.

          (c) Ground Lessor agrees that if Ground Lessor shall succeed to the interest of Landlord under the Lease as above provided, Ground Lessor shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease, and Tenant shall, from and after Ground Lessor's succession to the interest of Landlord under the Lease, have the same remedies against Ground Lessor that Tenant might have had under the Lease against Landlord if Ground Lessor had not succeeded to the interest of Landlord; provided, however, that Ground Lessor
                                       --------  -------
shall not be:

          (i) liable for any act or omission of any prior lessor (including Landlord) occurring prior to the date that Ground Lessor succeeded to the interest of Landlord under the Lease; provided, however, no inference shall be
                                      --------  -------
drawn from this clause that Ground Lessor would not be liable for the same or similar act or omission occurring after the date that Ground Lessor succeeded to the interest of Landlord under the Lease; or

          (ii) subject to any offsets, counterclaims or defenses that Tenant might have solely against any prior lessor (including Landlord); or

          (iii) bound by any previous payment of rent, however denominated, for a period greater than 1 month unless such prepayment shall have been consented to in writing by Ground Lessor; or

          (iv) bound by any amendment or modification of the Lease made after the date hereof without Ground Lessor's written consent; or

          (v)   liable to Tenant for any loss of business or any other
indirect or consequential damages from whatever cause; provided, however, no
                                                       --------  -------
inference shall be drawn from this clause that Tenant would otherwise be entitled (or not entitled) to recover for loss of business or any other indirect or consequential damages; or

          (vi) liable for the return of any security deposit unless such deposit has been paid over to the Ground Lessor.

The foregoing shall not be construed to modify or limit any right Tenant may have at law or in equity against Landlord or any other prior owner of the Property.

     (d)  Ground Lessor hereby acknowledges that Section 38(b) of the Lease
                                                 -------------
contains the following terms and conditions, and hereby agrees to accept performance of the "Ground Lease Obligations" (as defined therein) from Tenant, and to permit Tenant to enforce the "Ground Lease Rights" (as defined therein), at the times and in the manner described therein:

     Tenant shall be responsible for, and hereby covenants to satisfy in a timely fashion, any and all obligations, covenants, responsibilities, and/or indemnities binding on Landlord as holder of the ground lessee's interest under the Ground Lease (collectively, the "Ground Lease Obligations"), including, without limitation, the payment of the annual rent provided for in the Ground Lease (at the times and in the manner specified in Section 3(b)(ii) [of the Lease]) and the payment or
                          --------
     reimbursement of all expenses to be paid or reimbursed by Landlord under the Ground Lease; provided, however, that the terms and conditions of this
                       --------  -------
     Lease shall control to the extent the responsibility for satisfying any Ground Lease Obligation is expressly conferred on Landlord and/or allocated between Landlord and Tenant herein. For illustration purposes only, Sections 13 and 14 [of the Lease] allocate between Landlord and Tenant all
     -----------     --
     maintenance and repair obligations with respect to the Premises and the Project and, therefore, such provisions control. If Tenant fails to satisfy, in a timely fashion, any of the Ground Lease Obligations in the manner required hereunder, Landlord shall have the right (but not the obligation) to satisfy the same, and any cost incurred by

     Landlord in doing so shall be payable to Landlord on demand as Additional Rent or includable by Landlord as an Operating Expense. Further, Tenant shall indemnify,defend, hold, and save Landlord harmless from and against any and all Claims arising out of or in connection with any such failure by Tenant. Conversely, if Tenant gives Landlord Notice requesting Landlord to take affirmative action to enforce any of Landlord's rights as ground lessee under the Ground Lease or to enforce any obligation, covenant, responsibility, and/or indemnity of the Ground Lessor under the Ground Lease (collectively, the "Ground Lease Rights") and Landlord elects not to do so, Tenant shall have the right, at Tenant's sole cost and expense, to take affirmative action to enforce any such Ground Lease Rights, and for such purpose Landlord, effective as of Landlord's election not to take affirmative action, appoints Tenant attorney-in-fact for Landlord (such power of attorney being coupled with an interest); provided, however, that,
                                                        --------  -------
     notwithstanding the foregoing, the exercise of any Ground Lease Rights that relate to Hazardous Materials (as provided in Section 30(a) [of the Lease])
                                                   ------- -----
     shall be subject to compliance with Section 3 of [a separate] Cost Sharing Agreement. Tenant shall indemnify, defend, hold, and save Landlord harmless from and against any and all Claims arising out of or in connection with any affirmative action taken by Tenant to enforce any Ground Lease Rights. Tenant's rights and obligations under this Section shall terminate and be of no further force or effect as of the expiration or earlier termination of this Lease, provided that all obligations that have arisen and/or become binding hereunder but have not been fully satisfied as of the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

     3.  Notices.  All notices required or permitted to be given pursuant to
         -------
this Agreement shall be in writing and shall be sent postage prepaid, by certified mail, return receipt requested or other nationally utilized overnight delivery service. All notices shall be deemed delivered when received or refused. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall constitute receipt of the notice, demand or request sent. Any such notice if given to Tenant shall be addressed as follows:

               Paradigm Genetics, Inc.,
               104 Alexander Dr., Building 2
               Research Triangle Park, NC 27709
               Attention:  Mr.  Ian Howes
                           Chief Financial Officer

if given to Landlord shall be addressed as follows:

               Alexandria Real Estate Equities, Inc.
               135 N.  Los Robles Ave., Suite 250
               Pasadena, California 91101
               Attention:  General Counsel

if given to Ground Lessor shall be addressed as follows:

               Triangle Service Center, Inc.
               2 Hanes Drive
               Research Triangle Park, NC 27709
               Attention:  Mr. James Roberson

     4.  Successors and Assigns. This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties hereto and their respective successors and assigns.

     5.  Additional Agreements.  Tenant agrees that:
         ---------------------

          (a) it shall give Ground Lessor copies of all notices of default by Landlord that Tenant gives to Landlord pursuant to the Lease in the same manner as they are given to Landlord;

          (b) in all provisions of the Lease where Landlord is indemnified, the reference to Landlord as an indemnitee shall be deemed to include Ground Lessor;

          (c) this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement by Ground Lessor, and in the event that there are inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Lease dealing with non-disturbance by Ground Lessor, the terms and provisions hereof shall be controlling; and

          (d) Ground Lessor shall have no liability under the Lease until Ground Lessor succeeds to the rights of the Landlord under the Lease, and then only during such period as Ground Lessor is the landlord thereunder. At all times during which Ground Lessor is liable under the Lease, Ground Lessor's liability shall be limited to Ground Lessor's interest in the Property.

     6.   Direction to Pay.  Landlord hereby directs Tenant and Tenant agrees to
          ----------------
make all payments of amounts owed by Tenant under the Lease directly to Ground Lessor from and after receipt by Tenant of notice from Ground Lessor directing Tenant to make such payments to Ground Lessor. (As between Landlord and Ground Lessor, the foregoing provision shall not be construed to modify any rights of Landlord under or any provisions of the Ground Lease).

                           [Signatures on next page]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed by their duly authorized representatives as of the date first above written.

          LANDLORD:

          ARE-104 ALEXANDER ROAD, LLC, (SEAL)
          a Delaware limited liability company

          By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P., (SEAL)
               a Delaware limited partnership, managing member

               By:  ARE-QRS CORP., (SEAL)
                    a Maryland corporation, general partner


               By: ________________________________________
               Its:________________________________________

          TENANT:

          PARADIGM GENETICS, INC, (SEAL)
          a North Carolina corporation



          By: _____________________________________________
          Its:_____________________________________________

          GROUND LESSOR:

          TRIANGLE SERVICE CENTER, INC. (SEAL)
          a North Carolina corporation



          By:  _____________________________________________
          Its: _____________________________________________

                                   EXHIBIT A

                               Legal Description
                               -----------------

                                   EXHIBIT M

                               WARRANT AGREEMENT
                               -----------------



                             [See Following Pages]

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT.

Void After ________________,2009 (the Tenth Anniversary of the Date Hereof)

                                WARRANT FOR THE

                      PURCHASE OF SHARES OF COMMON STOCK

                                      of

                            PARADIGM GENETICS INC.
          INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

          THIS CERTIFIES THAT, for value received, ARE-104 Alexander Road, LLC, a Delaware limited liability company, together with its successors and assigns (the "Investor"), is initially entitled to purchase up to One Hundred Fifty Thousand (150,000) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the "Common Stock") of Paradigm Genetics Inc., a North Carolina corporation (the "Company"), at the per share purchase price described in Section 1.3 below, subject to the provisions and upon the terms and conditions hereinafter set forth.

     1.  Exercise of Warrant.  The terms and conditions upon which this Warrant
         -------------------
may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

         1.1  Term.  The purchase right represented by this Warrant may be
              ----
exercised in whole or in part at any time and from time to time from and after the date hereof and on or before the earlier of (i) _______________, 2009 (the tenth anniversary of the date hereof) or (ii) the fifth anniversary of the date of the consummation of a bona fide, underwritten initial public offering of Common Stock, at a public offering price equal to or exceeding $10.00 per share (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares) and an aggregate offering price to the public of not less than $20,000,000; provided that, if the last day on which this Warrant
                       --------
 may be exercised is a Sunday or a legal holiday or a day on which banking institutions doing business in the State of North Carolina are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. local time on the next succeeding full business day with the same force and effect as if exercised on such last day specified herein.

     1.2  Number of Shares.  This Warrant is initially exercisable for One
          ----------------
Hundred Fifty Thousand (150,000) shares of Common Stock, subject to adjustment pursuant to Section 2 of this Warrant.

     1.3  Purchase Price.  The initial per share purchase price for the shares
          --------------
of Common Stock to be issued upon exercise of this Warrant shall be $3.00, subject to adjustment as provided herein (the "Warrant Price").

     1.4  Method of Exercise.  The exercise of the purchase rights evidenced by
          ------------------
this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price (i) by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or (ii) pursuant to the procedure set forth in
Section 1.5. Any such exercise of this Warrant may be made contingent upon the closing of a public offering, merger, recapitalization or similar transaction.

     Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such latter date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

     1.5  Cashless Exercise.  In addition to and without limiting the rights
          -----------------
of the holder hereof under the terms hereof, at the holder's option this Warrant may be exercised in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (a) the fair market value of the number of shares of Common Stock subject to this Warrant designated for exercise by the holder hereof on the date of the exercise and (b) the aggregate Warrant Price for such shares in effect at such time.

     The "fair market value" of shares of Common Stock shall be calculated on the basis of (a) if the Common Stock is then traded on a securities exchange or the Nasdaq National Market, the average of the closing prices of the Common Stock on such exchange or market over the 20 trading day period ending three (3) trading days prior to the date of exercise, (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the 20 trading day period ending three
(3) trading days prior to the date of exercise, or (c) if there is no active public market for the Common Stock, the fair market value thereof shall be the price per share that the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as determined in good faith by the Company's Board of Directors. If the holder of this Warrant exercises this Warrant contingent upon the closing of a public offering, the "fair market value" of a share of Common Stock on the date of exercise shall be equal to the initial price to the public specified in the final prospectus with respect to such public offering.

     No payment of any cash or other consideration to the Company shall be required from the holder of this Warrant in connection with any exercise of this Warrant pursuant to this Section 1.5. Such exercise shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the holder hereof that the exercise pursuant to this Section 1.5 be made, or at such later date as may be specified in such request.

          1.6 Issuance of Shares.  As soon as reasonably practicable after each
              ------------------
exercise of this Warrant, in whole or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, and (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided herein.

     2.   Certain Adjustments.
          -------------------

          2.1 Mergers Consolidations or Sale of Assets.  If after the date
              ----------------------------------------
hereof there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), or spin-off, or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such transaction, lawful provision shall be made so that the Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such transaction, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such transaction if this Warrant had been exercised immediately before such transaction. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after such transaction to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Common Stock issuable upon exercise hereof) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          2.2 Splits and Subdivisions Dividends.  If the Company should effect
              ---------------------------------
or fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share purchase price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately increased in proportion to such increase of outstanding shares.

          2.3 Combination of Shares.  If the number of shares of Common Stock
              ---------------------
outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately decreased in proportion to such decrease in outstanding shares.

          2.4 Adjustments for Other Distributions.  In the event the Company
              -----------------------------------
shall declare a distribution payable in securities of the Company (other than Common Stock Equivalents) or other persons, evidences of indebtedness issued by the Company or other persons, assets (including cash dividends) or options or rights not referred to in Section 2.2, then, in each such case for purposes of this Section 2.4, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

          2.5 Issuance of Additional Common Stock
              -----------------------------------

              (a) If, after the date hereof, the Company shall issue or sell

                  (i) Additional Shares (defined below) without consideration or for a consideration per share less than the Warrant Price, or

                  (ii) Common Stock Equivalents exercisable for Additional Shares with a minimum exercise or exchange price less than the Warrant Price.

Then, and in each such case, the Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

                  (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock that the aggregate consideration received by the Company upon such issuance or sale (or, in the case of Common Stock Equivalents exercisable for Additional Shares, receivable by the Company upon exercise or exchange) would purchase at such Warrant Price, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale (or, in the case of Common Stock Equivalents exercisable for Additional Shares, assuming exercise or exchange thereof).

              (b) For the purposes of this Section 2.5, the consideration for the issue or sale of Additional Shares shall, irrespective of the accounting treatment of such consideration, (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, and (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale as determined in good faith by the Board of Directors.

          (c) Notwithstanding anything contained herein to the contrary, the consideration for any Common Stock Equivalents shall be the total amount of consideration received by the Company for the issuance of such Common Stock Equivalents plus the minimum amount of consideration payable to the Company upon exercise, conversion or exchange of Common Stock Equivalents (the "Net Consideration") determined as of the date of issuance of such Common Stock Equivalents. Any obligation, agreement or understanding to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation or agreement is made or arises. No adjustment of the Warrant Price shall be made under this Section 2.5 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents.

               Should the Net Consideration for any such Common Stock Equivalents be increased or decreased from time to time, then, upon the effectiveness of such change, the Warrant Price will be that which would have been obtained (i) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration (as so increased or decreased) of such Common Stock Equivalents, and (ii) had adjustments to such Warrant Price since the date of issuance of such Common Stock Equivalents been made to such Warrant Price as adjusted pursuant to (i) above. Any adjustment of the Warrant Price with respect to this paragraph which relates to Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents expire or are canceled without being exercised, so that the Warrant Price effective immediately upon cancellation or expiration shall be equal to the Warrant Price in effect at the time of the issuance of the expired or canceled Common Stock Equivalents, with such additional adjustments as would have been made to such Warrant Price had the expired or canceled Common Stock Equivalents not been issued.

          (d) "Additional Shares" means all shares of Common Stock, whether or not subsequently reacquired or retired by the Company other than shares of Common Stock issued or to be issued to directors, officers, employees and consultants of the Company or any subsidiary pursuant to any bona fide qualified or non-qualified stock option plan or agreement, stock purchase plan or agreement, stock restriction agreement, employee stock ownership plan (ESOP) or other stock incentive plans or arrangements.

          (e) The number of shares of Common Stock that the holder of this Warrant shall be entitled to receive upon each exercise hereof after any adjustment pursuant to this Section 2.5 shall be determined by multiplying (i) the number of shares of Common Stock that were issuable immediately prior to such adjustment, by (ii) the fraction of which (A) the numerator is the Warrant Price immediately prior to such adjustment and (B) the denominator is the Warrant Price immediately following such adjustment.

          2.6  Certificate as to Adjustments.  In the case of each adjustment or
               -----------------------------
readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company's Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will furnish or cause to be furnished to such holder a certificate setting forth (a) such adjustments and readjustments,
(b) the Warrant Price at the time in effect and how it was calculated and (c) the number of shares of Common Stock issuable upon exercise hereof and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

          2.7  Other Dilutive Events.  If any event shall occur as to which the
               ---------------------
provisions of Section 2 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Board of Directors of the Company shall make such adjustment, if any, on a basis consistent with the essential intent and principles established in Section 2, necessary to preserve, without dilution, the purchase rights represented by this Warrant. The Company will promptly notify the Investor of any such adjustments and shall make the suggested adjustments.

          2.8  No Dilution or Impairment.  The Company will not, by amendment
               -------------------------
of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment.

          Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding; and (c) will not take any action which results in any adjustments of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          2.9  Notices of Record Date etc.  In the event of:
               --------------------------

          (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to the holder of this Warrant at least thirty (30) days prior to the earliest date specified below, a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up.

      3.  Fractional Shares. No fractional shares shall be issued in connection
          -----------------
with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in accordance with Section 1.5 hereof.

      4.  Representations and Warranties of the Company.
          ---------------------------------------------

          4.1  Authorization. The Company has full power and authority to enter
               -------------
into this Warrant. This Warrant has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          4.2  Reservation of Common Stock. The Company shall at all times
               ---------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock, free from preemptive rights, as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. If any shares of its Common Stock to be reserved for the purpose of issuance upon exercise of the Warrants require registration with or approval of any governmental authority under any applicable law (other than registration of the Common Stock under the Act) before such shares of Common Stock may be validly issued or delivered, then it shall secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required.

          4.3  Adjustment in Number of Shares Issuable and Purchase Price. There
               ----------------------------------------------------------
has not been nor will there be any adjustment to the number of shares issuable or the purchase price payable upon the exercise of any securities of the Company convertible into or exchangeable for shares of Common Stock resulting from the issuance or exercise of this Warrant.

          4.4  Valid Issuance.  This Warrant, when issued and delivered in
               --------------
accordance with the terms hereof will be duly authorized and validly issued, and the Common Stock issuable upon the exercise hereof, when issued pursuant to the terms hereof and upon payment of the exercise price, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

     5. Privilege of Stock Ownership. Prior to the exercise of this Warrant, the
        ----------------------------
Investor shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 5, however, shall limit the right of the Investor to be provided the notices described in Section 2 hereof or to participate in distributions described in Section 2 hereof if the Investor ultimately exercises this Warrant.

     6. Limitation of Liability. Except as otherwise provided herein, in the
        -----------------------
absence of affirmative action by the holder hereof to purchase the Common Stock in accordance herewith, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to an obligation on such holder to purchase any securities or any liability of such holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

     7. Representations and Warranties of the Investor. The Investor represents
        ----------------------------------------------
and warrants to the Company as follows:

          7.1 Investment Experience. The Investor represents that it can bear
              ---------------------
the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Common Stock issuable upon exercise hereof. The Investor also represents it has not been organized solely for the purpose of acquiring the Warrant or the Common Stock issuable upon exercise hereof.

          7.2 Restricted Securities. The Investor understands that the Warrant
              ---------------------
being issued hereunder and the Common Stock issuable upon exercise hereof are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and have not been registered under the Act nor qualified under applicable state securities laws and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          7.3 Accredited Investor. The Investor is an "accredited investor"
              -------------------
within the meaning of Rule 501 of Regulation D promulgated under the Act.

          7.4 Legends. It is understood that the certificates evidencing the
              -------
Common Stock issuable upon exercise hereof may bear the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT"

     8.   Transfers and Exchanges.
          -----------------------

          8.1 The Investor agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Common Stock issuable upon exercise hereof in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, other than in accordance with the Act. With respect to any offer, sale or other disposition of this Warrant, or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares, the holder hereof and each subsequent holder of the Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act; provided, however, that the holder may transfer or assign this Warrant, or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares to Alexandria Real Estate Equities, Inc., a Maryland corporation ("Alexandria") or to another wholly-owned subsidiary of Alexandria without written notice to the Company or an opinion of holder's counsel. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule
144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

          8.2 Upon presentation to the Company of the form of Assignment attached hereto, a new Warrant shall be issued to the new holder hereof. New Warrants issued in connection with transfers or exchanges shall not require the signature of the new holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

          8.3 Each certificate evidencing the shares of Common Stock issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance reasonably satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act.

          8.4 Ownership of Warrants. The Company may treat the person in whose
              ---------------------
name any Warrant is registered on the register kept at the office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          8.5 Transfer and Exchange of Warrants. Upon the surrender of any
              ---------------------------------
Warrant, properly endorsed, for registration of transfer or for exchange, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     9.  Successors and Assigns. The terms and provisions of this Warrant
         ----------------------
shall be binding upon the Company and the Investor and their respective successors and assigns, subject at all times to the restrictions set forth herein.

     10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
         -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the
         ---------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     12. Amendments and Waivers. Any term of this Warrant may be amended
         ----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any such amendment or waiver shall be binding on the parties.

     13. Governing Law. The terms and conditions of this Warrant shall be
         -------------
governed by and construed in accordance with North Carolina law, without regard to conflict of law provisions.

     14. Notices. Except as otherwise provided in this Warrant, any requirement
         -------
for a notice, demand or request under this Warrant will be satisfied by a writing (a) hand delivered with receipt; (b) mailed by United States registered or certified mail or Express Mail, return receipt requested, postage prepaid; or
(c) sent by Federal Express or any other nationally recognized overnight courier service, and addressed as follows: if to the holder, at its address as shown on the books of the Company; and if to the Company, at the address indicated on the signature page of this Warrant, Attn:

Chief Financial Officer, with a copy to Gerald F. Roach, Esq., Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., 2500 First Union Capital Center, Raleigh, North Carolina 27601. All notices that are sent in accordance with this Section 14 will be deemed received by the holder or the Company on the earliest of the following applicable time periods: (i) the date the return receipt is executed; or (ii) the date delivered as documented by the overnight courier service or the hand delivery receipt. Either the holder or the Company may designate a change of address by written notice to the other party.

     15. Registration Rights.
         -------------------

         (a) The shares of Common Stock issued or issuable upon the exercise hereof shall constitute "Registrable Securities" for purposes of this Warrant; provided, that Registrable Securities shall not include any shares of Common Stock that have been sold to the public either pursuant to a registration statement or the exemption from registration under the Securities Act provided by Rule 144.

         (b) If at any time the Company proposes to file a registration statement under the Act with respect to an offering of equity securities by the Company for its own account or for the account of any securityholders of any class of its equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Securities and Exchange Commission (the "Commission")) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders) or a registration on any registration form that does not permit secondary sales, then the Company shall give written notice of such proposed filing to the Investor as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Investor the opportunity to register such number of shares of Registrable Securities as each such Investor may request in writing within 15 days after such notice from the Company (which request shall specify the Registrable Securities intended to be disposed of and the intended method of distribution thereof) (a "Piggy-Back Registration").

         The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten public offering to permit the Registrable Securities requested by the Investor thereof to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The Investor shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 15 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall reimburse the Investor for all
           --------
reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal. Notwithstanding the foregoing, if the representative of the underwriters advises the Company in writing that market factors require a limitation on the number of shares to be underwritten, the representative may reduce the number of Registrable Securities to be included in the registration and underwriting (to zero, if necessary) on a pro rata basis (based on number of
                                              --- ----
shares owned) with all other secondary shares sought to be included therein.

     No failure to effect a registration under Section 15(b) and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 15(d) and 15(e)).

           (c)   In the case of a Piggy-Back Registration:

                 (1)   The Company will, as expeditiously as possible:

                       (A) prepare and file with the Commission such amendments and post-effective amendments to the applicable registration statement as may be necessary to keep the registration statement effective for as long as such registration is required to remain effective pursuant to the terms hereof, cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Act;

                       (B) furnish to the Investor at least one signed copy of the registration statement and any post-effective amendment thereto, as soon as such documents become available to the Company, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Investor may reasonably request as soon as such documents become available to the Company;

                       (C) on or prior to the date on which the registration statement is declared effective, qualify such Registrable Securities requested to be included under such other securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of such Registrable Securities; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to general taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                       (D) notify the Investor at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                       (E) notify the Investor of any stop order or other suspension of effectiveness of the registration statement; and obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

                       (F) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the managing underwriters, if any, or the Investor) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Investor and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the registration statement, prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Investor addressed to the Investor and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to clause (i) above; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the registration statement), addressed to the Investor and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the Investor, its counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and notify the Investor promptly of the receipt by the Company of any notification with respect to the suspension of the qualification of the Warrant and/or Common Stock for sale in any jurisdiction; and

                       (G) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

               (2) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

               (3) The Company will use its best efforts (i) to cause any class of Registrable Securities to be listed on a national securities exchange (if such shares are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 1 lAa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities.

               (d) The Company shall keep effective and maintain any registration, qualification, approval or listing specified in this Section 15 for a period of 180 days plus the term of any lock-up or until the holders have completed the distribution described in the registration statement, whichever occurs first, and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law. All expenses, disbursements and fees in connection with any action to be taken hereunder (including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses and fees and expenses of counsel for the Company and its independent certified public accountants and all reasonable fees and expenses of the Investor and one Investor's counsel and appropriate local counsel (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided that in no event shall Registration Expenses include any underwriting discounts, sales commissions or similar fees or transfer taxes attributable to the sale of Registrable Securities.

               (e) The rights to cause the Company to register securities granted to a holder under this Section 15 may be transferred or assigned by a holder only to (i) an affiliate of such holder or (ii) a transferee or assignee of not less than 20% of such holder's Registrable Securities (as determined on the date of this Warrant and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that, in either case (A) the Company is given written notice at the time of or within 30 days after transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (B) the transferee or assignee of such rights assumes in writing the obligations of such holder under this Section 15 and (C) in the reasonable opinion of the Company, the transferee is neither a competitor to the Company nor a party who is demonstrably hostile to the Company.

               (f) If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, an Investor shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor (other than those included in the registration) during a period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company and holders of at least five percent of the Company's voting securities are bound by and have entered into similar agreements. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such 180 day period.

               (g) The holders under this Warrant agree that, upon receipt of any notice from the Company of the existence of any state of facts or the occurrence of any event (including, without limitation, pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event which, in the reasonable opinion of the Company, might require additional disclosure of material, non-public information by the Company in any registration statement provided for in this Warrant as to which the Company believes in good faith that it has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with the published rules and regulations of the Commission promulgated under the

Securities Act or the Exchange Act, as in effect at any relevant time) which might reasonably result in (A) such registration statement, any amendment or post-effective amendment thereto, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the prospectus issued under such registration statement, any prospectus supplement, or any document incorporated therein by reference including an untrue statement of material fact or omitting to state a material fact necessary in order the make the statements therein, in light of the circumstances under which they were made, not misleading, the holders will forthwith discontinue disposition of the Registrable Securities pursuant to such registration statement for a period which is the shorter of (i) 30 calendar days from the Company's notice to such holders or (ii) until the holders receive copies of prospectus supplements or amendments prepared by or on behalf of the Company. If so directed by the Company, the holders will deliver to the Company all copies in their possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall not be permitted to require the suspension of the disposition of Registrable Securities for a period in excess of 90 calendar days in any 12 month period.

          (h) The rights to request registration of any Company securities pursuant to this Section 15 shall terminate as to any holder who holds Registrable Securities upon the earlier of (i) when a holder holds one percent or less of the Company's Common Stock on an as-converted basis; (ii) when all of a holder's Registrable Securities may be sold during a single three-month period under Rule 144; (iii) when a holder's Registrable Securities may be transferred under Rule 144(k) unless such holder later becomes an affiliate of the Company (as defined in Rule 144), in which case such holder's rights to request registration shall be revived until such holder's rights otherwise terminate under this subsection (h); and (iv) three years after the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock at a price per share of not less than $10.00 (as adjusted for stock splits, dividends, combinations and the like) and an aggregate offering price to the public of not less than $20,000,000. Such three-year period shall not include any period of time during which adequate current public information, as defined in Rule 144(c) promulgated under the Securities Act, is not available with respect to the Company.

          (i) The Company hereby indemnifies, to the fullest extent permitted by law, the Investor or each person, if any, who controls Investor within the meaning of Section 15 of the Act, and the directors, officers, employees, agents and representatives of each of them, against all losses, claims, damages, liabilities, costs and expenses (including, without limitation, fees and expenses of counsel), as incurred, arising out of, relating to, or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement contained in, or omission from, information furnished in writing to the Company by Investor expressly for use therein. In connection with any registration statement in which Investor is participating, Investor will furnish to the Company in writing such information as shall reasonably be requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or necessary to make the statements therein not misleading, but only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information so furnished in writing by such Investor expressly for use therein.

          (j) For purposes of this Section 15, the Investor shall include any transferee of the Investor if such transfer is made in accordance herewith.

     16.  Remedies. The Company acknowledges and agrees that irreparable harm,
          --------
for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. The Company accordingly agrees that the holders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of other remedies at law.

     17.  Securities Matters.
          ------------------

     At such time as the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and at all times thereafter, the Company agrees to deliver to the Investor all such reports, information and other documents as it shall be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act within 15-days after the date it is required to file such reports with the Commission. Prior to such time as the Company becomes subject to the reporting requirements of the Exchange Act, and in order to make available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the shares of Common Stock issuable upon exercise of the Warrant to the public without registration, the Company agrees to deliver to the Investor all such reports, information and other documents as it may be required to provide to any lender or other creditor. From and after the time the Company files a registration statement with the Commission with respect to the Warrants or the shares of Common Stock issuable thereunder, the Company shall file such information with the Commission; provided, that the Company shall not be in default of the provisions of this Section 17 for any failure to file reports with the Commission solely by refusal by the Commission to accept the same for filing.

                  [Remainder of page intentionally left blank]

 [Warrant for the Purchase of Shares of Common Stock of Paradigm Genetics Inc.]

                                    PARADIGM GENETICS INC.,
                                    a North Carolina corporation



Address: 104 Alexander Drive        By:  ___________________________________
Building 2                          Name:
Research Triangle Park, NC 27709    Title:

                                    Dated:

ACCEPTED AND AGREED:

ARE-104 ALEXANDER ROAD, LLC,
a Delaware limited liability company

     By:  Alexandria Real Estate Equities, L.P.,
          a Delaware limited partnership,
          Its Managing Member


          By:  ARE-QRS Corp.,
          a Maryland corporation,
          Its General Partner


          By:  ________________________
          Name:
          Title:
          Dated:

                                  SUBSCRIPTION
                                  ------------

Paradigm Genetics Inc.
104 Alexander Drive
Building 2
Research Triangle Park, North Carolina 27709

Ladies and Gentlemen:

     The undersigned, ____________________, hereby elects to purchase, pursuant to the provisions of the Warrant dated ________ , 1999 held by the undersigned, _________shares of the Common Stock of Paradigm Genetics Inc., a North Carolina corporation, and tenders herewith payment of the purchase price of such shares in full.

     In exercising its rights to purchase such Common Stock, the undersigned hereby confirms the investment representations made in Section 7.

Dated: ____________, ________.



                                _____________________________________
                                By  _________________________________


                   Address:     _____________________________________
                                _____________________________________

                             [FORM OF ASSIGNMENT]

The undersigned hereby assigns this Warrant to

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
             (Print or type name, address and zip code of assignee)

Please insert Social Security or other
identifying number of assignee

_____________________________

and irrevocably appoints ___________________ as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.

Dated:___________________       Signed:_____________________

______________________________________________________________________________
(Sign exactly as name appears on the front of this Warrant)

Dated:___________________       Signed:_____________________
                                Name:_______________________
                                Title:______________________

                                   EXHIBIT N

                           GREENHOUSE LOAN DOCUMENTS
                           -------------------------

                             [See Following Pages]

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of ______________,1999, by and between ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("Lender"), and PARADIGM GENETICS, INC., a North Carolina corporation ("Borrower"):

                                    RECITALS
                                    --------

     A. Lender has entered into a Ground Lease Agreement dated as of July ____,1999 (the "Ground Lease"), with Research Triangle Service Center, Inc., a North Carolina corporation ("Ground Lessor"), pursuant to which Lender has leased approximately 6.084 acres of land more fully described in Exhibit A (the
                                                                 ---------
"Property"). The Property is part of the Triangle Park Research Center located within Research Triangle Park ("RTP"), Durham County, North Carolina.

     B.  Lender and Borrower have entered into a Lease Agreement dated as of
July   , 1999 (the "Lease"), pursuant to which Tenant is leasing the Property from Lender and Lender is causing or permitting certain improvements to be constructed on the Property for Tenant's use and occupancy, including, but not limited to, a first-class scientific research and development building containing approximately 53,750 rentable square feet (the "Building") and a commercial greenhouse, headhouse, and growth room facility containing approximately 5,000 rentable square feet (the "Greenhouse"). The Property, together with the Building and the Greenhouse, shall be collectively referred to herein as the "Project".

     C. The agreements of the parties with respect to the design, permitting, and construction of the Greenhouse is contained in a Work Letter dated as of July , 1999, that is attached to and made a part of the Lease (the "Work Letter"). In accordance with the Work Letter, (i) Borrower has the right to select, retain, and direct (subject to the approval rights given to Lender in the Work Letter) the "Architect" (as defined in Section 1.03 below), and (ii)
                                                ------------
Lender has the right to select, retain, and direct (subject to the approval rights given to Borrower in the Work Letter), the "Contractor" (as defined in
Section 1.11 below).
------------

     D.  In accordance with Section 42 of the Lease, Borrower desires to borrow
                            ----------
from Lender, and Lender is willing to loan to Borrower, a loan in the maximum principal amount of $1,200,000.00 (the "Loan") to be used solely for the construction of the Greenhouse, upon the terms set forth herein and in the Work Letter.

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                              GENERAL DEFINITIONS
                              -------------------

     When used herein, the following initially-capitalized terms shall have the following meanings:

     1.01 "Affiliate" means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with the Person in question. For the purposes of the foregoing definition, "controls" (and its correlative terms "controlled by" and "under common control with") means possession by the applicable Person of the power to direct or cause the direction of the management and policies thereof, whether through the ownership of voting securities, by contract, or otherwise.

     1.02 "Agreement" means this Loan and Security Agreement, together with all supplements, amendments, and modifications hereto and all extensions and renewals hereof.

     1.03 "Architect" means (i) Bartholomew Associates, Inc. or (ii) such other architect for the design of the Greenhouse as may be selected by Borrower and approved by Lender in accordance with the terms and conditions of the Work Letter.

     1.04  "Assignment of Architect's Agreement" is defined in Section 3.01.
                                                               ------------

     1.05 "Attorneys' Fees", "Attorneys' Fees and Costs", "attorneys' fees", and "attorneys' fees and costs" (whether or not modified by the word "reasonable") mean the actual fees and expenses (without statutory presumption) incurred by the applicable parties to the Loan Documents for legal services, which may include, without limitation, (i) fees, costs, and expenses of any engineers, accountants, appraisers, consultants, brokers, and other professionals or experts retained or consulted by the parties, and other costs and expenses of investigation or analysis incurred by the parties in support of their legal position, and (ii) all such fees, costs, and expenses incurred in any aspect of the legal process, whether out-of-court negotiations, mediation, arbitration, commencement of suit, discovery, law and motion, trial, appellate proceedings, post-judgment proceedings to collect any judgment, or any action or participation in, or in connection with, any insolvency, bankruptcy, reorganization, arrangement, or other similar case or proceeding, including any case or proceeding under Chapter 7, 11, or 13 of the Bankruptcy Code, 11 U.S.C.
Section 101 et seq., or any successor statutes, involving Borrower or any of the
            -- ---
Principals that in any way affect the exercise by Lender of its rights and remedies hereunder, under any of the other Loan Documents, at law, or in equity. The recovery of post-judgment attorneys' fees and costs is separate and several and shall survive the merger of the applicable Loan Documents into any judgment.

     1.06 "Bankruptcy Code" means Title 11 of the U.S. Code, as applicable, or any similar federal or state laws for the relief of debtors, each as hereafter amended.

     1.07 "Business Day" means any day other than a Saturday, a Sunday, a legal holiday under the laws of the State of North Carolina or a day on which commercial banks in such state are authorized or required by law or other governmental action to be closed.

     1.08 "Cash Collateral" means the sum of $100,000.00 (or approximately equal to the estimated total of 6 Monthly Amortization Installments), which Borrower shall deposit in an interest bearing account (the "Account") maintained with an FDIC-insured financial institution satisfactory to Lender, in Lender's reasonable discretion. Borrower shall grant Lender a security interest in and to all-funds held in the Account from time to time, and Borrower shall execute and deliver such further documents or instruments that may be necessary or appropriate to perfect or maintain such security interest or to ensure that the financial institution at which the Account is maintained is subject to such security interest. No funds may be disbursed from the Account without joint instructions from Borrower and Lender.

     1.09 "Closing Date" means the date of the recordation of the Fixture Filing in the Public Registry of the County in which the Property is situated, but in no event later than the Termination Date.

     1.10  "Collateral" is defined in the Fixture Filing.

     1.11 "Contractor" means (i) Miller Building Corporation or (ii) such other general contractor for the construction of the Greenhouse as may be selected by Borrower and by Lender in accordance with the terms and conditions of the Work Letter.

     1.12 "Contractual Obligation" as applied to any Person means any provision of any instrument, document, or security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which that Person is a party or by which any of its properties is bound or to which it or any of its properties is subject.

     1.13  "Default Interest Rate" is defined in the Note.

     1.14 "Environmental Laws" means any and all present and future federal, state, and local laws, ordinances, regulations, policies, and any other requirements of any Governmental Agency relating to health, safety, the environment, or to any Hazardous Substances, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA), the Resource Conservation Recovery Act (RCRA), the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Endangered Species Act, the Clean Water Act, and the Occupational Safety and Health Act, each as hereafter amended from time to time, and the present and future rules, and regulations promulgated under any of the foregoing.

     1.15  "Event of Default" means any of the events specified in Section 8.01.
                                                                   ------------

     1.16 "Fixture Filing" means a Fixture Filing (or Form UCC-1 Financing Statement, as Lender may determine) of even date herewith executed by Borrower, as debtor, in favor of Lender, as secured party, to be recorded on the Closing Date in the Public Registry of the County in which the Property is situated.

     1.17 "Formation Documents" means (a) as to any corporation, its articles of incorporation and bylaws, (b) as to any limited partnership, its certificate of limited partnership and partnership agreement, (c) as to any general partnership or joint venture, its assumed name certificate and partnership agreement, (d) as to any limited liability company, its articles or certificate of organization and operating agreement, and (e) as to any trust, its trust agreement and a certification of the current trustees thereof, each of the foregoing together with all supplements, amendments and modifications.

     1.18 "General Partner" or "general partner" means the general partners of the partnership in question, together with any constituent general partners of such general partners.

     1.19 "Governmental Agency" means any federal, state, municipal or other governmental or quasi-governmental court, agency, authority or district.

     1.20 "Greenhouse Documents" means (a) all agreements now or hereafter in effect with any contractor, architect, or engineer in connection with the Greenhouse, including, without limitation, any design architect, landscape architect, civil engineer, electrical engineer, environmental engineer, soils engineer, or mechanical engineer; (b) all other agreements now or hereafter in effect with any property manager or broker with respect to the management or operation of the Greenhouse; (c) all as-built plans and specifications and surveys for the Greenhouse; (d) all Permits; and (e) all renewals, substitutions, extensions, modifications, or replacements of any of the foregoing.

     1.21 "Hazardous Substances" means (a) any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "infectious waste", "biohazardous waste", "toxic substance", "pollutant", "toxic pollutant", "contaminant" as well as any formulation not mentioned herein intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "EP toxicity", or "TCLP toxicity"; (b) petroleum, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) and ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources; (c) asbestos in any form; (d) urea formaldehyde foam insulation; (e) polychlorinated biphenyls (PCBs); (f) radon; and (g) any other chemical, material, or substance exposure to which is limited or regulated by any Governmental Agency because of its quantity, concentration, or physical or chemical characteristics, or that poses a significant present or potential hazard to human health or safety or to the environment if released into the workplace or the environment. "Hazardous Substances" shall not include ordinary office supplies and repair, maintenance, and cleaning supplies used or maintained in connection with the Greenhouse in reasonable and necessary quantities and used in substantial accordance with (and, if necessary to avoid the imposition of a fine or penalty or the creation of a Lien or other rights, in strict accordance with) all Environmental Laws.

     1.22  "Improvements" is defined in the Fixture Filing.

     1.23 "Indemnitees" means, collectively and individually, Lender, its Affiliates and its and their directors, officers, agents, employees, successors and assigns.

     1.24 "Laws" means all federal, state, county, municipal, and other governmental and quasi-governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees, and injunctions affecting the development, operation, ownership, occupancy, or use of any portion of the Greenhouse, whether now or hereafter enacted and in force including, without limitation, the Americans With Disabilities Act, 42 U.S.C. (S)(S) 12101-12213 (1991) and all Environmental Laws, any zoning or other land use entitlements, and all Permits.

     1.25 "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, charge, or claim of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and/or the filing of any fixture filing or financing statement under the Uniform Commercial Code of any jurisdiction) with respect to any portion of or interest in the Collateral or the Cash Collateral.

     1.26  "Loan Amount" means $1,200,000.00.

     1.27  "Loan Documents" means the documents described in Section 3.01, and
                                                             ------------
all other documents securing, or executed in connection with, the Loan, together with all renewals, substitutions, extensions, modifications, or replacements thereof.

     1.28 "Loan Year" shall mean the 12-months period commencing on the first day of the month following the Closing Date and each 12-months period thereafter.

     1.29 "Maturity Date" means the date upon which the entire principal amount of the Loan, together with all other amounts owing to Lender under the Loan Documents, shall be due and payable, which date shall be 1st calendar day of the 1st calendar month after the 10th anniversary of the Closing Date.

     1.30 "Note" means that certain Secured Promissory Note of even date herewith that evidences the Loan, and any and all modifications, extensions, renewals, and replacements thereof, which Note shall be in a principal amount equal to the Loan Amount and executed by Borrower, as maker, in favor of Lender, as holder.

     1.31 "Permits" means all permits, licenses, franchises, approvals, variances, and land use entitlements necessary for the occupancy, operation, ownership, and use of the Greenhouse.

     1.32 "Person" means and includes natural persons, corporations, limited liability companies, limited liability partnerships, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, real estate investment trusts, or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     1.33 "Potential Default" means a condition or event that, with the giving of notice or passage of time, or both, would constitute an Event of Default under any of the Loan Documents.

     1.34 "Principals" means individually and collectively Borrower and its major shareholders, as applicable, and each of such parties' constituent general partners, managing members, and major shareholders, as applicable.

     1.35 "Related Parties" means Borrower, Principals, any Affiliate of Borrower or Principals, any partnership of which Borrower or any Principal is a general partner, and any limited liability company of which Borrower or any Principal is a manager or managing member.

     1.36  "Secured Obligations" is defined in the Fixture Filing.

     1.37 "Tax Identification Number" means Borrower's employer identification number or social security number, which is _______________.

     1.38 "Termination Date" means the date before which all of the conditions precedent set forth in Section 3.01 must be satisfied and the Closing Date for
                       ------------
the Loan must occur, which date shall be ___________________, 1999.

     1.39 "Underwriting Information" means all financial statements and other written information submitted to Lender in connection with the negotiations for the Loan and Lender's decision to make the Loan.

                                  ARTICLE II

                                  LOAN TERMS
                                  ----------

     2.01  Loan and Disbursements of Loan Proceeds.  Subject to the terms and
           ---------------------------------------
conditions of this Agreement, and in reliance upon the representations and warranties of Borrower set forth in the Loan Documents, Lender agrees to make the Loan to Borrower. Lender shall disburse the Loan proceeds as provided in
Section 2.06 of the Note and Sections 7.6, 7.7, and 7.8 of the Work Letter.
------------                 -------- ---  ---      ---

     2.02  Evidence of Indebtedness and Maturity.  Borrower shall execute the
           -------------------------------------
Note and deliver the same to Lender on or before the Closing Date. Borrower agrees to repay the indebtedness evidenced by the Note in accordance with the terms thereof and the terms hereof. The outstanding principal balance of the Loan, together with accrued and unpaid interest thereon and all other amounts payable by Borrower with respect to the Loan under the Loan Documents, shall be due and payable on the Maturity Date.

     2.03  Interest Rate.  The Loan shall bear interest at 11.50% per annum, as
           -------------
specified in the Note.

     2.04  Recourse.  The provisions of Section 4.11 of the Note, regarding the
           --------                     ------------
limitations on Lender's recourse under the Loan Documents with respect to Borrower's obligations under the Loan, are hereby incorporated herein as if set forth in full herein with respect to such obligations.

     2.05  Prepayment.  Borrower may prepay the outstanding principal balance of
           ----------
Loan in whole or in part at any time in accordance with the provisions of the Note.

                                  ARTICLE III

                              CONDITIONS TO LOAN
                              ------------------

     3.01  Condition Precedent to Closing of Loan.  As a condition precedent to
           --------------------------------------
Lender's obligation to close the Loan and disburse any Loan proceeds, Borrower must satisfy and fulfill each of the following conditions precedent to closing, to the satisfaction of Lender, on or before the Closing Date:

     A. Loan Documents. Borrower shall deliver to Lender the following documents, each duly executed and acknowledged by a notary public where necessary, and in form and substance satisfactory to Lender:

          (i) This Agreement;

          (ii) The Note;

          (iii) The Fixture Filing;

          (iv) A North Carolina UCC-1 Financing Statement relating to the Collateral and the Cash Collateral, to be filed with the North Carolina Secretary of State, together with UCC-1 Financing Statements for recordation in such other counties and States as may be reasonably required by Lender; and

          (v) An assignment of all agreements between Borrower, any Principal or any agent or nominee thereof, and each Architect, executed by Borrower and each Architect (the "Assignment of Architect's Agreement").

     B. Truth of Representations and Warranties. The representations and warranties contained herein and in the other Loan Documents shall be true, correct, and complete in all material respects on the Closing Date.

     C. No Default. As of the Closing Date, no event shall have occurred or shall result from the funding of the Loan that would constitute a Potential Default or an Event of Default.

     3.02 Termination of Agreement.  Lender's obligation to make the Loan and
          ------------------------
perform any of its other obligations under the Loan Documents shall terminate unless all of the conditions precedent set forth in Section 3.01 have been
                                                    ------------
satisfied, and the Closing Date for the Loan has occurred, on or before the Termination Date.

                                  ARTICLE IV

                      ASSIGNMENT OF GREENHOUSE DOCUMENTS
                      ----------------------------------

     4.01 Assignment of Documents.
          -----------------------

          A. As security for the payment and performance of the Secured Obligations, Borrower, subject to Section 4.01(B) below, hereby grants, conveys,
                                  ---------------
assigns, and transfers to Lender all of Borrower's rights and interests under the Greenhouse Documents, together with the immediate and continuing right to collect and receive all sums that are now or hereafter due to Borrower thereunder or in connection therewith, and all of Borrower's rights to receive the proceeds of any insurance, indemnity, warranty, or guaranty with respect to any of the Greenhouse Documents. The parties expressly acknowledge and agree that Lender does not hereby assume any of Borrower's obligations with respect to any of the Greenhouse Documents, including, without limitation, any obligation to pay for any work done pursuant thereto, unless Lender expressly assumes such obligations in accordance with Section 4.01(B). At Lender's
                               ---------------
request from time to time, Borrower shall deliver copies of the Greenhouse Documents to Lender as well as any consents that are required in connection with this assignment.

          B.  Lender shall not exercise its rights under this Section 4.01 until
                                                              ------------
the occurrence of an Event of Default. Upon the occurrence of an Event of Default under any of the Loan Documents, Lender, at its option in its sole discretion and without any obligation, may exercise any or all of its rights and remedies under Section 8.04 and/or upon written notice to Borrower and the other
               ------------
parties to any or all of the Greenhouse Documents, exercise or enforce any or all of the rights and remedies granted to Borrower under such Greenhouse Documents as if Lender had been a party to or recipient of such Greenhouse Documents (and Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, which power is coupled with an interest, to do so). Upon giving such notice Lender may elect to assume all of the obligations of Borrower thereafter accruing under any or all of the Greenhouse Documents; provided that in no event shall Lender be responsible for any default by Borrower or any other party occurring prior to any election by Lender to assume such obligations.

          C.  The acceptance by Lender of the assignment contained in this
Section 4.01 and the exercise of any rights granted to Lender hereunder and
------------
under Section 8.04 shall not obligate Lender, prior to Lender's assumption of
      ------------
the obligations under the Greenhouse Documents as provided in Section 4.01(B),
                                                              ---------------
to assume any obligation or liability under the Greenhouse Documents, to expend any money or incur any expense in connection with the Greenhouse Documents, or to perform any undertaking or covenant under any of the Greenhouse Documents.

     4.02  Performance Under Greenhouse Documents.  At all times prior to the
           --------------------------------------
date if ever, that Lender assumes the obligations under the Greenhouse Documents (as provided in Section 4.01 (B) above), Borrower shall perform and discharge
                ----------------
each of its obligations under the Greenhouse Documents, diligently enforce its rights under the Greenhouse Documents unless otherwise agreed by Lender, and, at Borrower's sole cost and expense, appear in and defend Lender in any action or proceeding in any way related to any of the Greenhouse Documents. Borrower, within 10 days after demand by Lender, shall pay all reasonable costs and expenses incurred by Lender in connection with any such action or proceeding, including, without limitation, reasonable attorneys' fees and costs.

     4.03  Indemnification.  Borrower hereby indemnifies and agrees to defend
           ---------------
and hold the Indemnitees harmless from all expenses, losses, claims, damages, or liabilities that the Indemnitees incur under any of the Greenhouse Documents under or by reason of the assignment set forth in Section 4.01 or by reason of
                                                  ------------
any alleged obligation or undertaking on Lender's part to perform or discharge any covenants or agreements contained in any of the Greenhouse Documents; provided that such indemnity shall not apply to expenses, losses, claims,
--------
damages, or liabilities to the extent the same arise from an Indemnitee's gross negligence or willful misconduct or arise after the date, if ever, that Lender assumes the obligations under the Greenhouse Documents as provided in Section
                                                                      -------
4.01(B).
-------

                                   ARTICLE V

                              SECURITY AGREEMENT
                              ------------------

     5.01  Grant of Security Interest.  As security for the payment and
           --------------------------
performance of the Secured Obligations, Borrower hereby assigns, transfers, and grants to Lender, and there is hereby created in favor of Lender, a security interest under the North Carolina Uniform Commercial Code in and to the Collateral and the Cash Collateral, whether now owned or hereafter acquired, and in all proceeds thereof (and proceeds of proceeds) in whatever form. This Agreement shall constitute a security agreement pursuant to the North Carolina Uniform Commercial Code with respect to the Collateral, the Cash Collateral, and the proceeds of either, with Borrower the "debtor" and Lender the "secured party" as such terms are used therein.

     5.02  Representations, Agreements, and Covenants Regarding Collateral.  In
           ---------------------------------------------------------------
order to induce Lender to enter into this Agreement and make the Loan, Borrower represents, warrants, and covenants as follows:

          A. Except for the security interest in favor of Lender, Borrower is, and as to any of the Collateral acquired after the date hereof will be, the sole owner of the Collateral, free from any adverse Lien. Upon gaining knowledge thereof, Borrower shall promptly notify Lender of and, except as may be expressly permitted otherwise hereunder, shall defend the Collateral and the Cash Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the interest of Borrower or Lender therein.

          B. Borrower will keep the Collateral in good condition and repair, and will not misuse, abuse, allow to deteriorate, waste, or destroy the Collateral or any part thereof, except for ordinary wear and tear resulting from normal and expected use in the ordinary course of Borrower's business, which shall be promptly replaced by Borrower (unless obsolete) with property of similar nature and of equal or greater value.

          C. Borrower, without the prior written consent of Lender, will not sell, offer to sell or otherwise transfer, exchange, or dispose of the Collateral or any interest therein, unless in the normal course of business such Collateral is being replaced by collateral of similar nature and quality. If the Collateral or any part thereof is sold, transferred, exchanged, or otherwise disposed of (either with or without the written consent of Lender), the security interest of Lender shall extend to the proceeds of such sale, transfer, exchange, or other disposition and, at Lender's request, Borrower will transfer such proceeds to Lender.

          D. The Collateral will be kept on or at the Property and Borrower, without the prior written consent of Lender, will not remove such Collateral therefrom except such portions or items of Collateral that are consumed or worn out in ordinary usage, which shall be promptly replaced by Borrower as provided in Section 5.02(B).
   ---------------

          E. Borrower will immediately notify Lender in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name, and, within 10 Business Days after Lender's request, will execute any additional financing statements or other certificates reasonably requested by Lender to reflect such change.

          F. Lender may examine and inspect the Collateral at any reasonable time, wherever located, upon reasonable prior notice to Borrower (except in the event of an emergency, in which event prior notice shall not be required).

     5.03  Affixed Collateral.  The inclusion in Section 5.01 of any
           ------------------                    ------------
Improvements that may now be or hereafter become affixed to or in any manner attached to or incorporated in any portion of the Greenhouse shall be without prejudice to Lender's right under the terms and conditions of the Lease to claim that such Improvements are or have become a part of or an accession to the Project and, therefore, subject to the terms and conditions of the Lease regarding the ownership thereof. This Section is not intended to modify any terms or conditions of the Lease.

     5.04  Further Security Agreements.  Borrower agrees to take such actions
           ---------------------------
and, within 10 days after Lender's request, to execute, deliver, and file and/or record such documents, agreements, and financing statements or fixture filings as may be reasonably necessary to create, evidence, and/or perfect the security interest set forth in Section 5.01,to establish the priority thereof, and/or to
                      ------------
carry out the intent and purpose of this Article 5.
                                         ---------

                                  ARTICLE VI

                   BORROWER'S REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     As an inducement to Lender to execute this Agreement and make the Loan, Borrower represents and warrants to Lender as follows.

     6.01  Organization, Power, Good Standing, and Business.  Borrower is a
           ------------------------------------------------
corporation duly formed, validly existing and in good standing under the Laws of the State of North Carolina. Borrower has the full corporate power and authority to own and operate its properties, to carry on its business as now conducted and as contemplated in the Lease, to enter into each Loan Document and the Environmental Indemnity, and to carry out the transactions contemplated hereby and thereby. Borrower does not do business under any trade name or fictitious business name other than " ". Borrower has delivered to Lender true, correct, and complete copies of its Formation Documents and such Formation Documents have not been amended or modified except pursuant to agreements delivered to Lender prior to the date hereof.

     6.02  Authorization of Borrowing, Etc.
           --------------------------------

     A. Authorization of Borrowing. The execution, delivery, and performance of the Loan Documents and the Environmental Indemnity and the issuance, delivery, and payment of the Note have been duly authorized by all necessary corporate action of Borrower.

     B. No Conflict. The execution, delivery, and performance by Borrower of each Loan Document and the Environmental Indemnity does not and will not (i) violate in any material respect any Law applicable to Borrower, Borrower's Formation Documents, or any order, judgment, or decree of any court or other Governmental Agency binding on Borrower; (ii) conflict with, result in a material breach of, or constitute (with the giving of notice or the passage of time or both) a material default under any Contractual Obligation of Borrower;
(iii) result in or require the creation or imposition of any Lien of any nature on Borrower's properties or assets other than the Liens in favor of Lender under the Loan Documents; or (iv) require any approval or consent of any Person under any Contractual Obligation of Borrower.

     C. Governmental Consents. The execution, delivery, and performance by Borrower of each applicable Loan Document and the Environmental Indemnity does not and will not require any registration with, consent or approval of, notice to, or other action to, with, or by, any Governmental Agency or other Person.

     D. Binding Obligation. The Note and the other Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally. The Environmental Indemnity is the legally valid and binding obligation of each of the parties thereto, enforceable against such parties in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

     6.03  Actions.  There is no action, suit, proceeding, or arbitration,
           -------
before or by any Governmental Agency or other Person, pending or, to Borrower's best knowledge, threatened against or affecting Borrower, any of the Principals, or any properties or rights of Borrower or any of the Principals, and there are no outstanding judgments against any of the Related Parties or their property that might materially adversely affect Lender's rights or remedies under the Loan Documents or the Environmental Indemnity or the business, assets, operations, or financial condition of any Borrower or its ability to perform its obligations under the Loan Documents or the Environmental Indemnity. As of the date hereof, there are no outstanding judgments against Borrower, any of the Principals, or their property in excess of $25,000 as to any individual judgment or $50,000 in the aggregate.

     6.04  Financial Position.
           ------------------

     A. Financial Information. The Underwriting Information and all financial statements and financial data delivered to Lender in connection with the Loan and/or relating to Borrower and the Principals are true, correct, and complete in all material respects and accurately present the financial position of such parties as of the date thereof. No material adverse change has occurred in the financial position disclosed by the Underwriting Information or in any other financial statements or financial data delivered to Lender.

        B. Bankruptcy and Insolvency. Neither Borrower nor any of the Related Parties has filed or been the subject of any bankruptcy, insolvency, reorganization, dissolution, or similar proceeding or any proceeding for the appointment of a receiver or trustee for all or any substantial part of their respective property. Neither Borrower nor any of the Related Parties has admitted in writing its inability to pay its debts when due, made an assignment for the benefit of creditors, or taken other similar action.

        C. Other Borrowing. Except for the Loan, no borrowings have been made by Borrower that are or will be secured by any portion of the Greenhouse or that might give rise to any Lien other than the Liens created by the Loan Documents.

     6.05  Liens.  Borrower is the sole tenant of the Project and the sole owner
           -----
of the Collateral free from any adverse Liens, except for Liens in favor of Lender. No previous assignment, sale, pledge, encumbrance, or other hypothecation of the Greenhouse Documents has been made (except for pledges and encumbrances that have been released in full prior to the date hereof or will be released in full concurrently with the funding of the Loan).

     6.06  No Defaults.  No Potential Default or Event of Default exists under
           -----------
this Agreement or any of the other Loan Documents. No material default by Borrower exists under any Contractual Obligation that would have a material adverse effect on Borrower's ability to repay the Loan or to perform its obligations under any of the Loan Documents or under the Environmental Indemnity.

     6.07  Disclosure.  No representation or warranty of Borrower contained in
           ----------
this Agreement, any Loan Document, or any Underwriting Information contains any untrue statement of a material fact or omits any material fact necessary in order to make the statements contained herein or therein not misleading.

                                  ARTICLE VII

                             BORROWER'S COVENANTS
                             --------------------

     Borrower covenants and agrees that, until the Loan and all other amounts owing to Lender under the Loan Documents have been paid in full and all Secured Obligations have been satisfied, Borrower shall perform all of the covenants in this Article 7.
     ---------

     7.01  No Liens.  Except as may be expressly provided otherwise in any of
           --------
the Loan Documents, Borrower shall not permit any Lien to be made or filed. Borrower shall be the sole owner of the Collateral, free from any adverse Liens, except for Liens in favor of Lender. Borrower shall not assign, sell, pledge, encumber, or otherwise hypothecate all or any portion of the Greenhouse Documents.

     7.02  Compliance With Laws.  Borrower will substantially comply with (and,
           --------------------
if necessary to avoid the imposition of a fine or penalty or the creation of a Lien or other rights, will strictly comply with) all Laws.

     7.03  Inspection.  Borrower will comply with all of the terms and
           ----------
conditions of Section 32 of the Lease (which governs Borrower's rights and
              -----------
obligations with respect to Lender's access to the Project) and Section 9 of the Work Letter (which governs Borrower's rights and obligations with respect to Borrower's access to the Project during construction).

     7.04  Leasing of Space.  Borrower will comply with all of the terms and
           ----------------
conditions of Section 22 of the Lease (which governs Borrower's rights and
              ----------
obligations with respect to assignments of the Lease or subleases of portions of the Project).

     7.05  Environmental Matters.  Borrower will comply with all of the terms
           ---------------------
and conditions of Section 30 of the Lease (which governs Borrower's rights and
                  ----------
obligations with respect to Environmental Matters affecting the Project).

     7.06  Notice of Proceeding.  Borrower will promptly notify Lender of any
           --------------------
action, suit, proceeding, or arbitration (including, without limitation, any judicial or nonjudicial foreclosure proceeding, any voluntary or involuntary bankruptcy proceeding, or any proceeding for the appointment of a receiver), commenced or, to Borrower's knowledge, threatened against Borrower, any of the Principals, or any portion of or interest in the Collateral. Borrower shall deliver to Lender copies of all notices and other information in connection with any action, suit, proceeding or arbitration promptly upon receipt or transmittal thereof.

     7.07  Financial and Other Information.  Borrower shall maintain full and
           -------------------------------
complete books of account and other records reflecting the results of operations of the Project in accordance with generally accepted accounting principles consistently applied (or such other accounting method approved in writing by Lender). Borrower shall furnish or cause to be furnished to Lender the financial information described in Section 44(d) of the Lease.
                                   -------------

     7.08  Representations and Warranties.  Until repayment of the Loan and all
           ------------------------------
other amounts owing to Lender under the Loan Documents and the satisfaction of all other Secured Obligations, the representations and warranties set forth in
Article 6 shall remain true and complete.
---------

     7.09  Further Assurances.  Borrower shall execute and deliver from time to
           ------------------
time, within 10 Business Days after any request by Lender, any and all instruments, agreements, and documents and shall take such other action as may be reasonably necessary or desirable in the reasonable opinion of Lender to maintain, perfect, or insure Lender's security provided for herein and in the other Loan Documents, including, without limitation, the execution of UCC-1 renewal statements and the execution of such amendments to the Fixture Filing and the other Loan Documents, all as Lender shall reasonably require, and shall pay all fees and expenses (including reasonable attorney's fees) related thereto.

     7.10  Distribution of Assets.  From and after the occurrence of an Event of
           ----------------------
Default or Potential Default and during the continuance thereof, Borrower shall not make any distribution of its assets, directly or indirectly, to its shareholders or other owners. As used herein, the distribution of assets shall include, without limitation, the repayment of any Loan made to Borrower or any interest or other charges payable in connection therewith, the return of capital contributions and distributions upon the termination, liquidation, or dissolution of Borrower and the payment of fees, including management, leasing, brokerage, and other fees to the extent such fees exceed the amounts payable in arms' length transactions with third parties. Borrower shall maintain and preserve its existence and all rights and franchises material to its business.

                                 ARTICLE VIII

                          EVENTS OF DEFAULT: REMEDIES
                          ---------------------------

     8.01  Events of Default.  The occurrence of any of the following events
           -----------------
shall constitute an Event of Default under this Agreement and the other Loan
Documents:

     A. Failure to Make Payments When Due. Borrower's failure to pay any principal, interest or other monies due under this Agreement or any of the other Loan Documents within 10 days after such amount is due; provided, however, that
                                                        --------  -------
Lender will give Borrower written notice and an opportunity to cure any such failure within 3 days of any such notice not more than once in any 12 month period and Borrower agrees that such notice shall be in lieu of and not in addition to any notice required by law.

     B. Breach of Certain Covenants. Borrower's failure to perform or comply with any term, obligation, or condition contained in this Agreement or any of the other Loan Documents, other than those terms, obligations, and conditions otherwise referred to in this Section 8.01, within 30 days after the delivery of
                              ------------
written notice from Lender of such failure; provided that if such default is not
                                            --------
reasonably capable of being cured within such 30 day period, such failure shall not constitute an Event of Default so long as Borrower commences the cure of such default within such 30 day period and diligently prosecutes such cure to completion within 60 days after such written notice from Lender.

     C. Breach of Warranty. Any representation, warranty, certification, or other statement made by Borrower or any of the Principals herein or in any other Loan Document or in any statement or certificate at any time given by Borrower or any of the Principals to Lender in writing in connection with the Loan shall be materially false or misleading.

     D.  Involuntary Bankruptcy; Appointment of Receiver, Etc.

     (i) A court having proper jurisdiction shall enter a decree or order for relief with respect to Borrower or any of the Principals in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, which decree or order is not stayed within 60 days after entry and dismissed within 120 days after the entry of such order; or any other similar relief shall be granted under any applicable federal or state law; or

     (ii) An involuntary case is commenced against Borrower or any of the Principals, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian, or other officer having similar powers over Borrower or any of the Principals or over all or a substantial part of their respective property, shall be entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Borrower or any of the Principals, for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the respective property of Borrower or any of the Principals, and the continuance of any such event in this clause (ii) for 120 days unless dismissed or discharged.

     E.  Voluntary Bankruptcy; Appointment of Receiver, Etc.

     (i) Borrower or any of the Principals shall have an order for relief entered with respect to them or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee, or other custodian for all or a substantial part of their respective property;

the making by Borrower or any of the Principals of any assignment for the benefit of creditors; or

     (ii) The inability or failure of Borrower or any of the Principals, or the admission by Borrower or any of the Principals in writing of its inability, to pay their respective debts as such debts become due.

     F. Lien Priority. Lender fails to have a legal, valid, binding, and enforceable first priority Lien on the Collateral.

     G.  Other Liens.  Without limiting the provisions of Section 7.01 of this
                                                          ------------
Agreement, Borrower is in default, after giving effect to any notice and/or cure rights, under any Lien (other than the Liens created by the Loan Documents), or foreclosure or other proceedings are commenced to enforce any Lien (other than the Liens created by the Loan Documents).

     H. Other Loan Documents. The occurrence of an "Event of Default" under any of the other Loan Documents (as "Event of Default" is defined therein, including any notice and/or cure rights).

     I. Cessation of Construction. The cessation of work on construction of the Greenhouse other than in accordance with the Work Letter.

     J. Lease; Work Letter. Borrower is in breach of, in default under, or otherwise has failed to comply with the agreements, terms, covenants, and conditions to be performed by Borrower under the Lease and/or the Work Letter, after any applicable notice and cure periods.

     8.02  General Remedies.  Notwithstanding anything to the contrary contained
           ----------------
herein or in any of the other Loan Documents, upon the occurrence of any Event of Default (i) automatically without notice to Borrower as to Sections 8.01 (D),
                                                              -----------------
(E) and (H), and otherwise at the option of Lender upon written notice to
---     ---
Borrower as to any other Event of Default, the unpaid principal amount of the applicable Loan, all accrued and unpaid interest, and all other Secured Obligations shall become immediately due and payable, without presentment, demand, protest, further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower, (ii) Lender shall have the rights and remedies of a secured party under the North Carolina Uniform Commercial Code, and under any other applicable law, (iii) Lender may pursue all of its rights and remedies hereunder, under the other Loan Documents, at law, in equity or otherwise, [(iv) Lender may pursue any remedies available to it pursuant to North Carolina General Statutes Sections 1-339.1 et. seq. and/or Sections 45-
                                                 --- ---
21.1 et. seq.,] (iv)[(v)] all outstanding indebtedness and all other amounts
     --- ----
owing to Lender under the Loan Documents shall bear interest at the Default Interest Rate, and (v)[(vi)] Lender shall have no further obligation to disburse Loan proceeds to Borrower.

     8.03  Specific Performance.  Upon the occurrence of an Event of Default,
           --------------------
Lender may commence and maintain an action in any court of competent jurisdiction for specific performance of any of the covenants and agreements contained herein or in any of the other Loan Documents, may obtain the aid and direction of the court in the performance of any of the covenants and agreements contained herein or therein, and may obtain orders or decrees directing the same and, in the case of any sale of the Collateral under the Fixture Filing, directing, confirming, or approving Lender's actions.

     8.04  Remedies as to Greenhouse Documents.  Upon the occurrence of an Event
           -----------------------------------
of Default, Lender shall have the right (and Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, which power is coupled with an interest, to do so) to (a) demand, receive, and enforce Borrower's rights with respect to the Greenhouse Documents, (b) give appropriate receipts, releases, and satisfactions for and on behalf of Borrower with respect to any of the Greenhouse Documents, (c) do any and all acts in the name of Borrower or in the name of Lender with the same force and effect as Borrower could do if the assignment in Article 4 had not been made, and (d) perform and discharge each
              ---------
and every obligation, covenant, condition and agreement of Borrower under the Greenhouse Documents.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     9.01  Assignments of Loan and Note.  Lender may assign its rights and
           ----------------------------
delegate its obligations under this Agreement or any of the other Loan Documents to any person or entity that acquires Lender's interests under the Ground Lease and the Lease, all without notice to or the consent of Borrower. To the extent of any such assignment, Lender shall be relieved of its obligations with respect to the Loan and the assignee shall have the same rights, benefits, and obligations as it would if it were Lender hereunder and a holder of the Note. Lender may furnish any information (including, without limitation, financial information) concerning the Project, Borrower, Principals, and any of their assets to any such assignee.

     9.02  Expenses.  Borrower agrees to pay, within 30 days after demand by
           --------
Lender, all reasonable costs and expenses (including, without limitation, attorneys' fees and costs, fees of any consultants, and fees for any environmental audits, appraisal, inspections, or other review required by Lender) incurred by Lender in connection with the Loan, the enforcement of any of the Secured Obligations, the enforcement of any of Lender's rights and remedies under the Loan Documents, the collection of any payments owing to Lender hereunder or under any of the other Loan Documents, whether or not such enforcement and collection includes the filing of a lawsuit, or the retaking, holding, preparing for sale, or selling of the security for the Loan or any portion thereof or any interest therein. Notwithstanding the foregoing, Borrower shall not be required to pay any portion of Lender's costs and expenses in excess of $5,000.00 incurred in connection with the Loan prior to the Closing Date.

     9.03  Joint and Several Obligations.  If Borrower is or becomes comprised
           -----------------------------
of more than one Person, the liability of each constituent Person under this Agreement and under each of the other Loan Documents shall be joint and several.

     9.04  Indemnity.  Without in any way limiting the indemnities contained in
           ---------
the Lease (including, but not limited to, Section 16(a)), Borrower hereby
                                          -------------
indemnifies and agrees to defend and hold harmless the Indemnitees from and against any and all expenses, losses, claims, damages, or liabilities, including, without limitation, attorneys' fees and costs, by reason of:

(a) any Lien or claim that may be alleged to have arisen on or against the Collateral or any part thereof or any liability asserted against Lender with respect thereto, (b) any tax attributable to the execution, delivery, filing, or recording of any of the Loan Documents, or (c) any default under the Note or the other Loan Documents.

     9.05  Waiver of Offset.  All sums payable by Borrower pursuant to any of
           ----------------
the Loan Documents shall be paid without notice, demand, counterclaim, setoff, deduction, or defense and without abatement, suspension, deferment, diminution, or reduction, and the obligations and liabilities of Borrower under the Loan Documents shall in no way be released, discharged, or otherwise affected (except as expressly provided in the Loan Documents) by reason of: (a) any damage to or destruction of any part of the Collateral or any taking of any part of the Collateral for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof; (b) any restriction or prevention of or interference by any third party with any use of the Greenhouse or any part thereof; (c) any title defect or encumbrance or any eviction from the Project or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Lender, or any action taken with respect to any of the Loan Documents by any trustee or receiver of Lender, or by any court, in any such proceeding; (e) any claim that Borrower has or might have against Lender; or (f) any other occurrence whatsoever, whether similar or dissimilar to the foregoing. Except as expressly provided herein, Borrower waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of any of the Secured Obligations.

     9.06  Amendments and Waivers.  This Agreement and the other Loan Documents
           ----------------------
may only be modified in writing signed by all of the parties hereto or thereto or their respective successors and assigns. No waiver of any provision of this Agreement or of any of the other Loan Documents, or consent to any departure by Borrower therefrom, shall in any event be effective without the written agreement of Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Except as expressly required by the terms of the Loan Documents, no notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

     9.07  WAIVER OF JURY TRIAL.  BORROWER AND LENDER EACH AGREE NOT TO ELECT A
           --------------------
TRIAL BY JURY, AND WAIVE ANY RIGHT TO A TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BORROWER AND LENDER ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY IN CONNECTION THEREWITH. THIS WAIVER IS GIVEN KNOWINGLY AND VOLUNTARILY, AND IS INTENDED TO ENCOMPASS EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY OTHERWISE WOULD ACCRUE. BORROWER AND LENDER EACH AGREE THAT THIS PROVISION CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY, AND EACH PARTY

AUTHORIZES THE OTHER PARTY TO FILE A COPY OF THIS PROVISION, IN ANY PROCEEDING, AS CONCLUSIVE EVIDENCE OF THIS CONSENT TO WAIVER.

     9.08  Submission of Loan Documents.  The submission of this Agreement, any
           ----------------------------
of the other Loan Documents, or the Environmental Indemnity to Borrower or its agents or attorneys for review or signature does not constitute a commitment by Lender to make the Loan to Borrower, and this Agreement, the other Loan Documents, and the Environmental Indemnity shall have no binding force or effect unless and until they are executed and delivered by Borrower and Lender and all of the conditions set forth in Section 3.01 have been satisfied.
                               ------------

     9.09  Notices.  Any notice, or other document or demand required or
           -------
permitted under this Agreement or any of the other Loan Documents shall be in writing addressed to the appropriate address set forth below and shall be deemed delivered upon the earliest of (a) actual receipt, (b) the next Business Day after the date when sent by recognized overnight courier, or (c) the third Business Day after the date when sent by registered or certified mail, postage prepaid. Any party may, from time to time, change the address at which such written notice or other documents or demands are to be sent, by giving the other party written notice of such change in the manner hereinabove provided.

          To Borrower:   104 Alexander Dr., Building 2
                         RTP, North Carolina 27709
                         Attention: Mr. Ian Howes
                         Chief Financial Officer

          To Lender:     135 N. Los Robles Avenue, Suite 250
                         Pasadena, California 91101
                         Attention: General Counsel

     9.10  Survival of Warranties and Certain Agreements.  All agreements,
           ---------------------------------------------
indemnities, representations, and warranties made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the making of the Loan hereunder, and the execution and delivery of the Note. All representations and warranties made in this Agreement or in any of the other Loan Documents shall further survive any and all investigations and inquiries made by Lender, shall remain true, correct, and complete in all material respects, and shall remain continuing obligations so long as any portion of the Secured Obligations remains outstanding or unsatisfied. Notwithstanding anything in this Agreement or the other Loan Documents or implied by law to the contrary, any indemnities made by Borrower in the Loan Documents shall survive the payment of the Loan, the satisfaction of the Secured Obligations, the termination of this Agreement or the other Loan Documents, and/or the foreclosure of the lien of the Fixture Filing or acceptance of any transfer in lieu or in aid thereof.

     9.11  Failure or Indulgence Not Waiver: Remedies Cumulative.  No failure or
           -----------------------------------------------------
delay on the part of Lender or any holder of the Note or portion thereof in the exercise of any power, right, or privilege hereunder or under the Note shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are separate, distinct and cumulative to, and not exclusive of, any rights or remedies otherwise available at law or in equity. No act of Lender under any of the Loan Documents shall be construed as an election to proceed under any one provision to the exclusion of any other provision, notwithstanding anything in the Loan Documents to the contrary. Borrower expressly waives all right to the benefit of any moratorium, reinstatement, marshaling, forbearance, extension, redemption, or appraisement now or hereafter provided by federal or state law, as a defense to any demand against Borrower to the fullest extent permitted by law.

     9.12  Survival of Obligations Upon Termination of Agreement. No termination
           -----------------------------------------------------
termination or cancellation (regardless of cause or procedure) of this Agreement or any of the other Loan Documents shall in any way affect or impair the powers, obligations, duties, rights, and liabilities of Borrower or Lender relating to
(a) any transaction or event occurring prior to such termination or cancellation, or (b) any of the undertakings, agreements, covenants, indemnities, warranties, and representations of Borrower or Lender contained in this Agreement or any of the other Loan Documents.

     9.13  Disbursements in Excess of Loan Amount.  In the event the total
           --------------------------------------
disbursements by Lender exceed the amount of the Loan set forth herein, the total of all disbursements shall, to the extent permitted by the laws of the State of North Carolina, constitute part of the Secured Obligations and be secured by the Loan Documents. All other sums expended by Lender pursuant to this Agreement or any of the other Loan Documents shall be deemed to have been paid to Borrower and shall be secured by the Loan Documents.

     9.14  Severability.  If any term of this Agreement or any of the other Loan
           ------------
Documents or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or other Loan Document or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Agreement or other Loan Document shall be valid and enforceable to the fullest extent.

     9.15  Rules of Construction.  Where the identity of the parties to this
           ---------------------
Agreement or any of the other Loan Documents or the circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. Article and Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and shall not constitute a part of this Agreement or such other Loan Documents for any other purpose or be given any substantive effect. The recitals to this Agreement and to each of the other Loan Documents are incorporated herein and therein and made a part hereof and thereof.

     9.16  Applicable Law.  This Agreement and the other Loan Documents shall be
           --------------
governed by, and construed and enforced in accordance with, the laws of the State of North Carolina.

     9.17  Successors and Assigns.  This Agreement shall be binding upon an
           ----------------------
shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Except as may be expressly provided otherwise in any of the Loan Documents, Borrower's rights and obligations or any interest hereunder or under any of the other Loan Documents may not be assigned, including, without limitation, assigned for security purposes, without the prior written consent of Lender, which may be withheld in Lender's sole discretion, and any purported assignment shall be null and void ab initio. As
                                                                -- ------
used herein, and in the other Loan Documents, "Lender" (or similar references to the lender) shall include all holders of the Note, whether or not named herein or therein. In exercising any rights hereunder or under any of the other Loan Documents or taking any actions provided for herein or therein, Lender may act through its employees, agents, or independent contractors authorized by Lender.

     9.18  Counterparts.  This Agreement and the other Loan Documents may be
           ------------
executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature and, if applicable, acknowledgment pages may be detached from the counterparts and attached to a single copy of the applicable document to physically form one document, which may be recorded if applicable.

     9.19  Entire Agreement.  The Loan Documents set forth the entire
           ----------------
understanding between Borrower and Lender relative to the Loan and the same supersede all prior agreements and understandings relating to the subject matter hereof or thereof.

     9.20  Inconsistencies.  In the event it is impossible to simultaneously
           ---------------
comply with the terms of this Agreement and any of the terms of any other Loan Document, the terms of this Agreement shall control over any inconsistent term of any other Loan Document.

     9.21  Time is of the Essence.  Time is strictly of the essence of this
           ----------------------
Agreement and the other Loan Documents.

     9.22  No Third Party Beneficiaries.  This Agreement and the other Loan
           ----------------------------
Documents are made and entered into for the sole protection and benefit of the parties hereto, and, except as provided in Section 9.17, no other person or
                                           ------------
entity shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     9.23  Insurance Requirements.  The terms and conditions of the Lease
           ----------------------
(including, but not limited to, Section 17) and the Work Letter will govern any
                                ----------
insurance obtained and maintained in connection with the Project.

     9.24  Casualty Matters.  The terms and conditions of the Lease (including,
           ----------------
but not limited to, Section 18) will govern any restoration of the Greenhouse if
                    ----------
damaged by fire or other casualty, provided that casualty insurance proceeds applicable to damage to the Greenhouse shall be applied to pay the outstanding balance of the Loan to the extent, and only to the extent, the Lease does not
                                   ----------------------
require such proceeds to be used for (and such proceeds are not actually used for) the restoration of the Greenhouse or for the payment of any other sums due under the Lease.

     9.25  Condemnation Matters.  The terms and conditions of the Lease
           --------------------
(including, but not limited to, Section 19) will govern any taking of any part
                                ----------
of the Collateral for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by Borrower and Lender under seal as of the date first above written.

                              BORROWER:

                              PARADIGM GENETICS, INC.,  (SEAL)
                              a North Carolina corporation

                              By: ___________________________________

                              Its: ___________________________________


ATTEST: ___________________
Its ___________________ Secretary

[CORPORATE SEAL]

                              LENDER:

                              ARE-104 ALEXANDER ROAD, LLC, (SEAL)
                              a Delaware limited liability company

                              By:  ALEXANDRIA REAL ESTATE EQUITIES, L.P., (SEAL)
                                    a Delaware limited partnership, managing
                                    member

                                    By:  ARE-QRS CORP., (SEAL)
                                         a Maryland corporation, general partner


                                         By:__________________________
                                         Its:__________________________

ATTEST: __________________
Its___________________ Secretary


[CORPORATE SEAL]

                                   EXHIBIT O

                           ENVIRONMENTAL INFORMATION
                           -------------------------

     1.   Leak Detection Test Report dated June 4,1993, prepared by Advanced
          --------------------------
Tank Certification, Inc., regarding 20,000 gallon fuel oil tank test results.

     2.   UST Closure Report National Institute of Environmental Health Sciences
          ----------------------------------------------------------------------
dated June 27, 1993, prepared by Triangle Environmental, Inc., regarding 1000 gallon gasoline UST.

     3.   Report of Environmental Services dated March 30, 1994, prepared by Law
          --------------------------------
Engineering, Inc. regarding NIEHS Facility, North Campus, Phase II Research Triangle Park, North Carolina.

     4.   Letter dated April 13, 1994, from Law Engineering, Inc., to Mr.
          ------
William Few regarding observations of underground storage tank closure at NIEHS Facility in Research Triangle Park, North Carolina.

     5.   Letter dated April 25, 1994, from State of North Carolina Department
          ------
of Environment, Health and Natural Resources ("DEHNR"), to Brian L. Hayes at Southwestern Environmental Audits, Inc. regarding Well Construction Permit No. 31-0444-WM-0259.

     6.   Letter dated May 23, 1994, from Southeastern Environmental Audits,
          ------
Inc., together with UST Closure Assessment Report dated May 10, 1994, prepared
                    -----------------------------
by Southwestern Environmental Audit, Inc. regarding 20,000 gallon fuel oil UST.

     7.       Application dated June 14, 1994, from McCarthy Associates to DEHNR
              -----------
regarding Leaking Petroleum Underground Storage Tank Cleanup Funds.

     8.   Comprehensive Site Assessment dated July 6, 1994, prepared by
          -----------------------------
Southeastern Environmental Audits, Inc.

     9.   Pollution Incidental/UST Leak Reporting Form dated August 15, 1994,
          --------------------------------------------
prepared by NIEHS regarding 1,000 gallon gasoline UST and incident on May 6, 1993.

     10.  Letter dated October 27, 1994, from DEHNR to McCarthy & Associates
          ------
regarding assignment of facility identification number for one 20,000 gallon
UST.

     11.  Facsimile Cover Sheet dated December 18, 1995, from Nettie Lowery at
          ---------------------
DEHNR, to Jay Zimmerman at Raleigh Regional Office regarding denial letters, together with Memorandum dated December 15, 1995, from DEHNR regarding Trust
              ----------
Fund Eligibility Denial.

     12.  Facsimile Cover Sheet dated January 11, 1996, from Sean Boyles of
          ---------------------
DEHNR to Fay Sweat, enclosing Pollution Incident/U.S.T.  Leak Reporting Form
                              ----------------------------------------------
dated January 10, 1996, regarding March 11, 1994, incident at NIEHS North Campus, together with North Carolina Ground Water Contamination Incident
                      --------------------------------------------------
Management Site Priority Ranking
--------------------------------

System dated January 10, 1996, regarding March 11, 1994, incident at NIEHS North
------
Campus.

     13.  Memorandum dated January 18, 1996, from DEHNR regarding TF
          ----------
Eligibility Denial NIEHS North Campus Incident #14941.

     14.  Letter dated February 15, 1996, from DEHNR to McCarthy Associates
          ------
regarding Cleanup Funds for NIEHS North Campus Site.

     15.  Letter dated February 26,1996, from Manning, Fulton & Skinner, P.A.,
          ------
counsel for McCarthy Associates, to Ms. Liz Rooks at Research Triangle Foundation of North Carolina regarding NPDES Permit issued to McCarthy Associates for groundwater remediation at NIEHS North Campus.

     16.  Report dated August, 1996, prepared by Turner Environmental
          ------
Consultants, P.C., regarding Free Product Recovery and Groundwater Monitoring Report -Former NIEHS North Campus Facility 110 TW Alexander Drive, Research Triangle Park, NC.

     17.  Letter dated November 5,1996, from Manning, Fulton & Skinner, P.A.
          ------
counsel for McCarthy Associates, to Ms. Elizabeth Rooks at Research Triangle Foundation of North Carolina regarding leaking from underground storage tank at former NIEHS North Campus Facility.

     18.  Letter dated December 9, 1996, from Manning, Fulton & Skinner, P.A.,
          ------
counsel for McCarthy Associates, to Ms. Elizabeth Rooks at Research Triangle Foundation of North Carolina enclosing Free Product Delineation and Recovery
                                       -------------------------------------
Plan dated December 3, 1996, prepared by Turner Environmental Consultants, P.C.
----
regarding former NIEHS North Campus Facility.

     19.  Letter dated May21, 1997, from Manning, Fulton & Skinner, P.A.,
          ------
counsel for McCarthy Associates, to Ms. Elizabeth Rooks at Research Triangle Foundation of North Carolina enclosing Letter dated May 16, 1997, from Prescott
                                       ------
Environmental Associates, Inc. enclosing Letter dated May 14, 1997, from Turner
                                         ------
Environmental Consultants, P.C. regarding Free Product Recovery Plan Implementation.

     20.  Letter dated September 23, 1997, from by Department of Health & Human
          ------
Services, to DEHNR regarding contaminated soil from the NIEHS South Campus,
                                                                    ------
enclosing Letter dated September 12, 1997, from Prescott Environmental Associates, Inc. to DEHNR regarding disposal of soil from the former NIEHS North Campus Facility, together with Form #GW-71.
                               -----------

     21.  Letter dated May 4,1998, from Manning, Fulton & Skinner, P.A., counsel
          ------
for McCarthy Associates, to Ms. Elizabeth Rooks at Research Triangle Foundation of North Carolina enclosing Letter dated April 30, 1998, prepared by Prescott
                            ------
Environmental Associates, Inc. regarding Free Product Recovery.

     22.  Letter dated August 4,1998, from Manning, Fulton & Skinner, P.A.,
          ------
counsel for McCarthy Associates to Ms. Elizabeth Rooks at Research Triangle Foundation of North Carolina enclosing Letter Report dated July 24, 1998,
                                       -------------
prepared by Prescott Environmental Associates, Inc. regarding free product recovery activities at the former NIEHS North Campus Facility.

     23.  Letter dated August 4,1998, from Manning, Fulton & Skinner, P.A.,
          ------
counsel for McCarthy Associates to Ms. Elizabeth Rooks at Research Triangle Foundation of North Carolina enclosing Letter dated August 2, 1998, from
                                       ------
Prescott Environmental Associates to NC DEHNR, enclosing Letter Report dated
                                                         -------------
July 24, 1998, prepared by Prescott Environmental Associates, Inc. regarding free product recovery activities at the former NIEHS North Campus Facility.

     24.  Letter dated November 2, 1998, from Manning, Fulton & Skinner, P.A.
          ------
counsel for McCarthy Associates, to Ms. Elizabeth Rooks at Research Triangle Foundation of North Carolina, enclosing Letter Report dated October 27, 1998
                                        -------------
prepared by Prescott Environmental Associates, Inc. regarding free product recovery activities at the former NIEHS North Campus Facility.

     25.  Letter dated January 12,1999, from Prescott Environmental Associates,
          ------
Inc., to NC DEHNR, Raleigh Regional Office regarding former NIEHS N. Campus
Site.

     26.  Letter dated January 27, 1999, from NC DEHNR to Prescott Environmental
          ------
Associates, Inc. regarding proposed abandonment of monitoring wells at NIEHS North Campus Site.

     27.  Draft Phase I Environmental Site Assessment dated April 29, 1999,
          -------------------------------------------
prepared by Dames & Moore NC.